UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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RBC BEARINGS INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RBC Bearings Incorporated

One Tribology Center

Oxford, Connecticut 06478

July 28, 2017

To our Stockholders:

You are cordially invited to attend the RBC Bearings Incorporated annual meeting of stockholders at 9:00 a.m., local time, on September 13, 2017 at the offices of RBC Bearings Incorporated, Building B, 102 Willenbrock Road, One Tribology Center, Oxford, CT 06478. The attached Notice of Annual Meeting and Proxy Statement describes all known items to be acted upon by stockholders at the meeting.

It is important that your shares are represented at the annual meeting, whether or not you plan to attend. To ensure your shares will be represented, we ask that you vote your shares using the enclosed proxy form for registered stockholders or the proxy voting instruction form for stockholders who hold shares through a broker or other nominee. If you vote by internet or telephone, it is not necessary for you to return your proxy form or voting instruction form in the mail. Please vote your shares as soon as possible.

If you are a registered stockholder and plan to attend the annual meeting, you will be required to present the detachable bottom portion of the enclosed proxy form to gain admission. If you hold shares through a broker or other nominee, you will be required to present a current statement from that institution showing an RBC Bearings Incorporated stockholding. Please note that the document evidencing your shareholdings, to be used to gain entry to the meeting, is non-transferable.

Please vote your shares promptly and join us at the meeting.

Sincerely,

Dr. Michael J. Hartnett

Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

The 2017 annual meeting of stockholders of RBC Bearings Incorporated will be held at Building B, 102 Willenbrock Road, One Tribology Center, Oxford, CT 06478, on Wednesday, September 13, 2017, beginning at 9:00 a.m. local time. At the meeting, the holders of the Company’s outstanding common stock will consider and vote on the following matters:

(1)	the election of one director in Class III to serve a term of one year and the election of two directors in Class III to serve a term of three years;
(2)	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2018;
(3)	to consider a resolution regarding the stockholder advisory vote on named executive officer compensation;
(4)	to consider an advisory resolution regarding the frequency of holding a stockholder advisory vote on the Company’s named executive officer compensation;
(5)	the ratification of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections;
(6)	to approve the RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan;
(7)	to approve our 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000; and
(8)	any other matter that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on July 17, 2017 are entitled to notice of and to vote at the annual meeting and at any postponements or adjournments thereof. The directions to the meeting can be found in Appendix A of the attached proxy statement.

YOUR VOTE IS IMPORTANT:

Whether or not you expect to be present at the meeting, please vote your shares by following the instructions on the enclosed proxy card or voting instruction card.  If your shares are held in the name of a bank, broker or other recordholder, you may be able to vote by telephone or internet.  Their procedures should be described in the voting form they send you. Any person voting by proxy has the power to revoke it at any time prior to its exercise at the meeting in accordance with the procedures described in the accompanying proxy statement.

IF YOU PLAN TO ATTEND:

Please note that space limitations make it necessary to limit attendance to stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Stockholders holding stock in brokerage accounts (“street name” holders) will also need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras (including cellular phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

By order of the Board of Directors,

Dr. Michael J. Hartnett
Chairman and Chief Executive Officer

July 28, 2017

ONE TRIBOLOGY CENTER

OXFORD, CONNECTICUT 06478

ANNUAL MEETING OF STOCKHOLDERS

To Be Held September 13, 2017

PROXY STATEMENT

The Board of Directors (the “Board”) of RBC Bearings Incorporated (the “Company”) is soliciting proxies from its stockholders to be used at the annual meeting of stockholders to be held on Wednesday, September 13, 2017, beginning at 9:00 a.m., local time, at Building B, 102 Willenbrock Road, One Tribology Center, Oxford, CT 06478, and at any postponements or adjournments thereof. This proxy statement, a proxy card and the Company’s Annual Report on Form 10-K for the fiscal year ended April 1, 2017 are being mailed, or made available via the internet as described below,  to stockholders on or about July 28, 2017.  The fiscal years ended March 31, 2012, March 30, 2013, March 29, 2014, March 28, 2015, April 1, 2016 , April 1, 2017 and March 31, 2018 are referred to respectively as “fiscal 2012” , “fiscal 2013”, “fiscal 2014” , “fiscal 2015” ,“fiscal 2016”, “fiscal 2017” and “fiscal 2018” in this proxy statement.

This year, the Company is furnishing proxy materials to stockholders via the internet. If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive a printed copy of the proxy materials unless you specifically request one. The Notice instructs you on how to access and review all of the important information contained in the proxy statement and annual report as well as how to submit your proxy over the internet. If you received the Notice and would still like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials included in the Notice. We plan to mail the Notice to stockholders on or about July 28, 2017. We will also continue to mail a printed copy of this proxy statement and form of proxy to certain stockholders and we expect that mailing to also begin on or about July 28, 2017.

ABOUT THE ANNUAL MEETING

Why did I receive these materials?

We are soliciting proxies for the 2017 annual meeting of stockholders. You are receiving a proxy statement because you owned shares of our common stock on July 17, 2017 (the “Record Date”), and that entitles you to vote at the meeting. By use of a proxy, you can vote whether or not you attend the meeting. This proxy statement describes the matters on which we would like you to vote and provides information on those matters so that you can make an informed decision.

What information is contained in this proxy statement?

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, our Board and committees thereof, the compensation of directors and executive officers and other information that the Securities and Exchange Commission (the “SEC”) requires us to provide annually to our stockholders.

How may I obtain RBC Bearings’ 10-K and other financial information?

A copy of our 2017 Annual Report, which includes our 2017 Form 10-K, is enclosed and incorporated by reference herein.

Stockholders may request another free copy of our 2017 Annual Report, which includes our 2017 Form 10-K, from:

Corporate Secretary

RBC Bearings Incorporated

One Tribology Center

Oxford, CT 06478

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We will also furnish any exhibit to the 2017 Form 10-K if specifically requested. Stockholders may also find other filings with the SEC and corporate governance and other information on the investor relations page of our website at

http://investor.rbcbearings.com/.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the accompanying Notice of Annual Meeting of Stockholders. In addition, management will be available to respond to appropriate questions from stockholders.

Who is entitled to vote at the meeting?

Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the annual meeting. If you were a stockholder of record on the Record Date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

How many votes do I have?

You will be entitled to one vote for each outstanding share of RBC Bearings Incorporated common stock you owned as of the Record Date on each matter considered at the meeting. As of July 17, 2017, there were 23,942,002 shares of the Company’s common stock outstanding and eligible to vote. There is no cumulative voting.

Who can attend the meeting?

Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Since seating is limited, admission to the meeting will be on a first-come, first-served basis. Registration will begin at 8:00 a.m., and seating will begin at 8:30 a.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license or passport. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the meeting.

Please also note that if you hold your shares in “street name” (that is, through a broker, bank or other nominee), you will also need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

Please let us know if you plan to attend the meeting by marking the appropriate box on the enclosed proxy card or, if you vote by telephone or internet, indicating your plans when prompted.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of the common stock outstanding on the Record Date will constitute a quorum, permitting the conduct of business at the meeting. As of July 17, 2017, 23,942,002 shares of common stock, representing the same number of votes, were outstanding and eligible to vote. Thus, the presence of the holders of common stock representing at least 11,971,002 votes will be required to establish a quorum.

Proxies received by the Company but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote?

If you are a holder of record (that is, your shares are registered in your own name with our transfer agent), you can vote either in person at the annual meeting or by proxy without attending the annual meeting. We urge you to vote by proxy even if you plan to attend the annual meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your proxy will not be counted. You can vote by proxy by completing, dating and signing the enclosed proxy card and returning it in the enclosed postage-paid envelope.

If you hold your shares in “street name,” you must either direct the bank, broker or other record holder of your shares as to how to vote your shares, or obtain a proxy from the bank, broker or other record holder to vote at the meeting. Please refer to the voter instruction cards used by your bank, broker or other record holder for specific instructions on methods of voting, including by telephone or using the internet.

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Your shares will be voted as you indicate. If you return the proxy card but you do not indicate your voting preferences, then the individuals named on the proxy card will vote your shares in accordance with the recommendations of the Board. The Board and management do not now intend to present any matters at the annual meeting other than those outlined in the Notice of the Annual Meeting of Stockholders.  Should any other matter requiring a vote of stockholders arise, stockholders returning the proxy card confer upon the individuals named on the proxy card discretionary authority to vote the shares represented by such proxy on such other matter in the manner they consider appropriate.

If you do not specify on the enclosed proxy card that is sent to the Company (or when giving your proxy over the internet or telephone) how you want to vote your shares, the proxy holders will vote them “FOR” the election of all nominees for director as set forth under Item 1, “FOR” the ratification of the appointment of the independent registered public accounting firm under Item 2,”FOR” the approval of the resolution regarding the stockholder advisory vote on named executive officer compensation under Item 3, ”FOR” the approval of the resolution that an advisory vote on named Executive Officer compensation be held every three years under Item 4; ”FOR” the approval of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections under Item 5; ”FOR” the approval of the RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan under Item 6; and ”FOR” the approval of the 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000 under Item 7.

Can I change my vote after I return my proxy card?

Yes. If you are a stockholder of record, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company a notice of revocation or a duly executed proxy bearing a later date or by attending the annual meeting and voting in person. For shares you hold beneficially in “street name,” you may change your vote by submitting new voting instructions to your broker, bank or other nominee or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares, by attending the meeting and voting in person. In either case, the powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

Who counts the votes?

Votes will be counted by employees of Broadridge Financial Solutions, Inc. (“Broadridge”) and certified by the Inspector of Election present at the meeting.  If you are a stockholder of record, your signed proxy card is returned directly to Broadridge for tabulation. If you hold your shares in “street name” through a broker, bank or other nominee, your broker, bank or other nominee will return one proxy card to Broadridge on behalf of all of its clients.

What are the Board’s recommendations?

Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote FOR each of the proposals.

Will stockholders be asked to vote on any other matters?

To the knowledge of the Company and its management, stockholders will vote only on the matters described in this proxy statement. However, if any other matters properly come before the meeting, the persons named as proxies for stockholders will vote on those matters in the manner they consider appropriate.

What vote is required to approve each item?

Election of Directors.   Directors are elected (Item 1) by a plurality of the votes cast at the meeting. Each share of our common stock is entitled to one vote for each of the director nominees. A properly executed proxy marked “withhold authority”, with respect to the election of one or more directors, will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Approval of Independent Registered Public Accounting Firm.   The ratification of the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal 2018 (Item 2) requires the affirmative vote of the majority of the votes cast.

Approval of the “Say on Pay” proposal. The approval of the resolution regarding the stockholder advisory vote on named executive officer compensation in the “Say on Pay” proposal (Item 3) requires the affirmative vote of the majority of the votes cast.

Approval of the “Say on Frequency” proposal. The approval of the resolution to consider an advisory resolution regarding the frequency of holding a stockholder advisory vote on the Company’s named Executive Officer compensation (Item 4) requires the affirmative vote of the majority of the votes cast.

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Approval of the amendment of the Company’s Bylaws. The approval of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections (Item 5) requires the affirmative vote of the majority of the votes cast.

Approval of Executive Officer Performance Based Compensation Plan. The approval of the RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan (Item 6) requires the affirmative vote of the majority of the votes cast.

Approval of 2017 Long Term Incentive Plan. The approval of our 2017 Long Term Incentive Plan, with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000 (Item 7), requires the affirmative vote of the majority of the votes cast.

A properly executed proxy marked “abstain” with respect to any matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

How are votes counted?

In the election of directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee. You may not cumulate your votes for the election of directors.

For the ratification of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for fiscal 2018 (Item 2); the stockholder advisory vote on named executive officer compensation in the “Say on Pay” proposal (Item 3); the approval of the resolution that an advisory vote on named Executive Officer compensation be held every three years (Item 4); the approval of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections (Item 5); the approval of the RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan (Item 6); and the approval of the 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000 (Item 7), you may vote “FOR,” “AGAINST” or “ABSTAIN.”

If you elect to “ABSTAIN,” the abstention has the same effect as a vote “AGAINST.”  If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, then your broker, bank or other nominee is considered the stockholder of record, and you are considered the beneficial owner of your shares. The Company has supplied copies of its proxy materials for its 2017 annual meeting of stockholders to the broker, bank or other nominee holding your shares of record, and they have the responsibility to send these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares at the annual meeting. The broker, bank or other nominee that is the stockholder of record for your shares is obligated to provide you with a voting instruction card for you to use for this purpose. If you are a beneficial owner and your broker, bank or other nominee holds your shares in its name, the broker, bank or other nominee is permitted to vote your shares on the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm (Item 2), even if the broker, bank or other nominee does not receive voting instructions from you.

If the broker, bank or other nominee does not receive voting instructions from you, your shares may constitute “broker non-votes.”  Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered present and entitled to vote on that proposal. If a quorum is present at the annual meeting, the persons receiving the greatest number of votes will be elected to serve as directors. As a result, broker non-votes will not affect the outcome of the voting on the election of directors (Item 1), the stockholder advisory vote on named executive officer compensation in the “Say on Pay” proposal (Item 3), the advisory resolution regarding the frequency of holding a stockholder advisory vote on the Company’s named Executive Officer compensation (Item 4), the approval of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections (Item 5), the approval of the RBC Bearings Incorporated Executive Officer Performance Based Compensation Plan (Item 6), or the approval of our 2017 Long Term Incentive Plan, with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000 (Item 7) . Shares represented by such “broker non-votes” will, however, be counted in determining whether there is a quorum, but will not be considered voted with regard to or treated as present with respect to those proposals to which the broker non-votes relate. The ratification of the appointment of the Company’s independent registered public accounting firm (Item 2) requires the affirmative vote of the majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal. Brokers are allowed to vote on behalf of beneficial owners without instruction on Item 2, but are not permitted to vote on any other proposals without voting instructions from you.

Shares represented by proxies which indicate that the stockholders abstain as to the election of directors or to other proposals will be treated as being present for the purpose of determining the presence of a quorum and, other than for the election of directors and the number of votes cast with respect to each proposal. Consequently, an abstention will have the effect of a vote against with respect to proposals other than the election of directors.

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What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Where can I find the voting results of the annual meeting?

The Company intends to announce the preliminary voting results at the annual meeting and publish the final results in its Current Report on Form 8-K which will be filed within four business days after the meeting.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders?

You may submit proposals for consideration at future stockholder meetings. For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting next year, our Corporate Secretary must receive the written proposal at our principal executive offices no later than March 31, 2018. Such proposals also must comply with Rule 14a-8 of the SEC’s regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Corporate Secretary

RBC Bearings Incorporated

One Tribology Center

Oxford, CT 06478

For a stockholder proposal that is not intended to be included in our proxy statement, the stockholder must deliver a proxy statement and form of proxy to holders of a sufficient number of shares of our common stock to approve the proposal and provide the information required by our by-laws and give timely notice to the Corporate Secretary in accordance with our by-laws, which, in general, require that the notice be received by the Corporate Secretary:

☐       Not less than 60 days prior to the next meeting, and

☐       Not more than 90 days prior to the next meeting.

In the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made.

How may I recommend or nominate individuals to serve as directors?

You may propose director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above.

In addition, our by-laws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

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How may I obtain a copy of RBC Bearings’ by-law provisions regarding stockholder proposals and director nominations?

You may contact the Corporate Secretary at our principal executive offices for a copy of the relevant by-law provisions regarding the requirements for making stockholder proposals and nominating director candidates.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy or if you need additional copies of this proxy statement or voting materials, you should contact:

Broadridge Financial Solutions, Inc.

Registered Client Services Department

C/O Sonya Murphy

51 Mercedes Way

Edgewood, NY 11717

P  631 592 6327

F  631 254 7733

Sonya.Murphy@broadridge.com

PROPOSALS SUBMITTED FOR STOCKHOLDER VOTE

ITEM 1: ELECTION OF DIRECTORS

The Board currently is composed of eight directors serving staggered one or three-year terms and divided into three classes: Class I currently consists of Dr. Thomas J. O’Brien, Edward D. Stewart and Daniel A. Bergeron, Class II consists of Richard R. Crowell, Mitchell I. Quain and Alan B. Levine and Class III consists of Dr. Michael J. Hartnett and Dr. Amir Faghri. Except as described herein with respect to Mitchell I. Quain, Class I, Class II and Class III directors will serve until our annual meetings of stockholders in 2019, 2018 and 2017, respectively. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class, and until the director’s successor is duly elected and qualified, or until the director’s resignation or removal.

Our Nominating and Corporate Governance Committee has nominated Mitchell I. Quain for re-election as a Class III director and has nominated Dr. Michael J. Hartnett and Dr. Amir Faghri for re-election as Class III directors. Our Nominating and Corporate Governance Committee reviewed the qualifications of the nominees for election to these classes, and unanimously recommended that these nominees be submitted for election or re-election to the Board. The term of office of the Class I directors expires in 2019. Mitchell I. Quain is currently a director of RBC Bearings Incorporated and was appointed to the Board in September, 2011. Dr. Michael J. Hartnett is currently a director of RBC Bearings Incorporated and was appointed to the Board in June, 1993. Dr. Amir Faghri is currently a director of RBC Bearings Incorporated and was appointed to the Board in July, 2004. If elected at the annual meeting, Mitchell I. Quain would serve until the 2018 annual meeting and Dr. Michael J. Hartnett and Dr. Amir Faghri would serve until the 2020 annual meeting and until their successors are duly elected and qualified, or until the director’s resignation or removal.

For a stockholder to nominate an individual for director at the 2018 annual meeting, the stockholder must follow the procedures outlined below under the caption “Stockholder Proposals and Director Nominations for the 2018 Meeting.” Stockholders may also nominate a director to be considered by the Board for recommendation to the stockholders in the Company’s proxy statement for the 2018 annual meeting by following the procedures outlined below under the caption “Director Nominations to be Considered by the Board.”

If you sign your proxy or voting instruction card but do not give instructions with respect to voting for directors, your shares will be voted for the persons recommended by the Board. If you wish to give specific instructions with respect to voting for directors, you may do so by indicating your instructions on your proxy or voting instruction card.

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If any nominee named herein for election as a director should for any reason become unavailable to serve prior to the annual meeting, the Board will, prior to the annual meeting, (i) reduce the size of the Board to eliminate the position for which that person was nominated, (ii) nominate a new candidate in place of such person and vote in favor of the new candidate all shares represented by stockholder proxies received by the Board, unless authority to vote for all candidates nominated by the Board is withheld, or (iii) leave the place vacant to be filled at a later time.

Information regarding the nominees, as of July 1, 2017, is set forth below, including his age, the period he has served on the Board and the nominee’s business experience. The information presented below for the director nominee and the directors continuing in office has been furnished to the Company by such persons.

The following paragraphs provide information as of the date of this proxy statement about each nominee for director. The information presented includes information each director has provided us about his age (as of July 1, 2017), all positions he holds, his principal occupation and business experience for the past five years and the names of other publicly-held companies for which he currently serves as a director or has served as a director during the past five years. We have also provided below information regarding additional experience, qualifications, attributes and skills that lead our Board to the conclusion that each person should serve as a director. In addition to the information set forth below, we also believe that all of our director nominees have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and ability to exercise sound judgment, as well as a commitment of service to our Company and our Board.

Nominee for Election in Class III for a One-year Term Expiring at Our 2018 Annual Meeting

Mitchell I. Quain has been a director since September, 2011. He is a Senior Advisor to the Carlyle Group and was a Partner of One Equity Partners, a private investment firm until December, 2011. From 2006 to 2010, he was a Senior Director of ACI Capital Corp. From 2002 to 2005, he was Chairman of Register.Com, Inc., an internet services provider, and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capabilities including Vice Chairman. Mr. Quain has a B.S.E.E. in electrical engineering from the University of Pennsylvania and an M.B.A. degree from the Harvard Business School and is a Chartered Financial Analyst. Previously Mr. Quain served on the Boards of publicly traded AstroMed, Inc., DeCrane Aircraft Holdings, Inc., Handy & Harman, Heico Corporation, Mechanical Dynamics, Inc., Titan International, Inc., Magnetek, Inc. and Tecumseh Products Company. Mr. Quain is currently a Director of Hardinge Inc., Xerium, Inc. and Jason Industries, Inc. Mr.Quain's academic background, 30 years of investing experience, working knowledge of capital markets gained from his experiences as an investment banker and his knowledge and experience as a Chartered Financial Analyst qualify him as a "Financial Expert" for the Audit Committee. In addition, his service as a director of other publicly traded industrial products manufacturers are valuable resources to the Board. This collective background and experience makes him an excellent candidate as a member of our Audit Committee and Board.

Nominees for Election in Class III for a Three-year Term Expiring at Our 2020 Annual Meeting

Dr. Michael J. Hartnett has been with the Company for 25 years. He has been the President and Chief Executive Officer since April, 1992 and Chairman of the Board since June, 1993. Prior to that, Dr. Hartnett served as President and General Manager of our Industrial Tectonics Bearings Corporation, or ITB, subsidiary from 1990, following eighteen years at The Torrington Company, one of the three largest bearings manufacturers in the U.S. While at The Torrington Company, Dr. Hartnett held the position of Vice President and General Manager of the Aerospace Business Unit and was, prior to that, Vice President of the Research and Development Division. Dr. Hartnett holds an undergraduate degree from the University of New Haven, a Masters degree from Worcester Polytechnic Institute and a Ph.D. in Applied Mechanics from the University of Connecticut. Dr. Hartnett has also developed numerous patents, authored more than two dozen technical papers and is well known for his contributions to the field of tribology, the study of friction. Dr. Hartnett served as a director of Aftermarket Technology Corp., a publicly-held company in the business of re-manufacturing aftermarket components for automobiles until October, 2010, and served as a director of Process Fab Inc., a private company in the business of precision manufacturing and related services until March, 2014. Dr. Hartnett provides our Board with significant leadership and executive experience.  His proven leadership capability and his strong knowledge of the complex financial and operational issues facing mid-sized companies provides the Board with a unique and necessary perspective.

Dr. Amir Faghri has been a director at RBC Bearings Incorporated since July, 2004. Dr. Faghri is currently Distinguished Professor of Engineering and Distinguished Dean Emeritus at the University of Connecticut. He was the Dean of the School of Engineering at the University of Connecticut from 1998-2006, and the Head of the Mechanical Engineering Department from 1994-1998. While holding such academic and administrative positions as distinguished and chair professor, department head, and Dean, Dr. Faghri authored eight books and edited volumes, more than 310 archival technical publications (including 210 journal papers), and 9 U.S. patents.  He has served as a consultant to several major research centers and corporations, including Los Alamos and Oak Ridge national laboratories, Exxon Mobil Corporation, and Intel Corporation.  Dr. Faghri's technical productivity is further complemented by his service on the editorial boards of eight scientific journals.  Dr. Faghri has received many honors and awards, including the American Institute of Aeronautics & Astronautics (AIAA) Thermophysics Award in 1988, the American Society of Mechanical Engineering (ASME) Heat Transfer Memorial Award in 1988, the ASME James Harry Potter Gold Medal in 2005, and the ASME/AIChE Max Jakob Memorial Award in 2010. Dr. Faghri received his M.S. and Ph.D. degrees from the University of California at Berkeley (1974, 1976) and a B.S. with highest honors from Oregon State University (1973). As former Dean of the School of Engineering at the University of Connecticut from 1998-2006, with financial oversight responsibilities for all engineering departments and research centers, Dr. Faghri provides the Company with a wealth of valuable executive and engineering experience. His association with U.S. companies and global academia provides the Company with valuable state of the art engineering resources and workforce development.

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Vote Required

Directors are elected by a plurality of the votes cast at the meeting. Accordingly, Mr. Quain, Dr. Hartnett and Dr. Faghri will be elected if they receive more votes than any other nominees for a place on the Board.

The Board recommends a vote FOR the election to the Board of Directors of the nominees listed above.

ITEM 2: THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018.

The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for our fiscal 2018 year, and has further directed that the Board submit the selection of Ernst & Young LLP for ratification by the stockholders at the annual meeting. During fiscal 2017, Ernst & Young LLP served as the Company’s independent registered public accounting firm and also provided certain tax services. See “Principal Accountant Fees and Services” below.

This proposal is put before the stockholders because the Audit Committee and the Board believe that it is good corporate practice to seek stockholder ratification of the Audit Committee’s appointment of the independent registered public accounting firm. If the appointment of Ernst & Young LLP is not ratified, the Audit Committee will consider the stockholders’ vote when determining whether to continue the firm’s engagement, but may ultimately determine to continue the engagement of the firm or another audit firm without re-submitting the matter to stockholders. Even if the appointment of Ernst & Young LLP is ratified, the Audit Committee may in its sole discretion terminate the engagement of the firm and direct the appointment of another independent registered public accounting firm at any time during the year if it determines that such an appointment would be in the best interests of our Company and our stockholders. Representatives of Ernst & Young LLP are expected to attend the annual meeting, where they will be available to respond to appropriate questions and, if they desire, to make a statement.

Vote Required

Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018 requires the affirmative vote of a majority of the shares of the Company’s common stock present in person or represented by proxy at the annual meeting and entitled to vote on the proposal.

The Board recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.

ITEM 3: NON-BINDING VOTE ON EXECUTIVE COMPENSATION

The Exchange Act requires the Company to hold a separate non-binding advisory stockholder vote (commonly known as a “Say on Pay” proposal) to approve the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

At last year’s annual meeting, approximately 51% of stockholder votes supported the advisory vote to approve executive compensation. The Company is committed to the interests of its stockholders and the delivery of long-term value through appropriate executive pay programs and governance actions that attract, motivate and retain a highly-qualified executive team. As part of this commitment, we intend to continue to maintain an ongoing dialogue with our stockholders to address any continued concerns they may have.

The Company objective is to ensure its compensation programs:

•	Drive outstanding Company performance.

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•	Properly align CEO pay to Company performance.

•	Ensure that no problematic pay practices exist (such as excessive change-in-control or severance packages, benchmarking compensation above peer medians, repricing or backdating of options or excessive perquisites or tax gross-ups).

•	Reflect appropriate communication with and responsiveness to shareholders.

During fiscal 2013 a number of changes were made to the Company’s compensation programs, which took account of feedback from our stockholders, including:

1. Targeting a 50th percentile market positioning: Since fiscal 2014, the Company changed its targeted positioning of annual performance bonus and long-term incentive awards from the 60 th percentile of the Company’s selected peer group to the median of the Company’s selected peer group. Thus all elements of executive officer compensation are now targeted to the 50 th percentile of the Company’s selected peer group.

2. Selecting compensation peers based on a range of relevant factors: The Company’s selected peer group is intended to ensure that the Company is not compared to other companies on an arbitrary basis and is not inappropriately limited based on GICS industry classifications. The Company’s selected peer group takes into consideration a number of relevant factors, such as membership in the highly engineered product/manufacturing industries, revenue ranges, market capitalization and eight digit GICS codes for Company selected peers.

3. Updating the CEO’s employment agreement: The Company’s employment agreement with Dr. Hartnett was amended effective as of fiscal 2014 to eliminate any guaranteed minimum annual increase in Dr. Hartnett’s base salary and any discretionary performance bonus. Since fiscal 2014, Dr. Hartnett’s annual performance bonus is determined by a formula based on the Company’s performance in relation to an approved operating plan.

4. Making all CEO long-term incentive awards performance-based: Since fiscal 2014, all grants of stock options, restricted stock, or restricted stock units to Dr. Hartnett are made pursuant to a pay for performance based program with no discretionary awards.

5. Adopting Stock Ownership Guidelines: The Board of Directors approved stock ownership guidelines for Non-Employee Independent Directors and for the Company’s Executive Officers.

6. Prohibiting share recycling and adopting share grant limits: The 2013 Long Term Incentive Plan was modified to prohibit share recycling, to limit the number of shares that may be used for restricted stock or restricted stock unit grants under the Plan to fifty percent (50%) of the total authorized number of Shares pursuant to the Plan, and to limit the expiration date of any stock option granted under the Plan to no more than seven years from the date it is granted.

7. Adopting clawback provisions: The Board of Directors approved an Executive Compensation Clawback Policy applicable to all Executive Officers.

Following our 2016 stockholder meeting we again engaged in a dialogue with our stockholders to address any continued concerns they may have. As a result of such certain changes were made to the Company’s compensation programs starting in fiscal 2018 including:

1. Adding an additional ROIC metric for our equity compensation program. As explained in the discussion concerning the ROIC Based Equity Compensation Award Plan below, the equity compensation program for our CEO and COO for fiscal 2018 includes a substantial portion of the potential restricted stock and stock option grants based on ROIC as the measurement metric.

2. Updating the CEO’s employment agreement: The Company’s employment agreement with Dr. Hartnett was amended effective as of fiscal 2018 calling for a targeted 20% reduction in total compensation, Accordingly, his base salary was reduced by 20% and his target incentive bonus matrix as well as his target restricted stock and stock option matrixes were revised to target a corresponding 20% reduction.

As discussed in the “Compensation Discussion and Analysis” section of this proxy statement, the Company’s compensation program is designed to reward executives based on favorable performance and results.  Compensation policies and plans (including benefits) are designed to attract and retain top quality and experienced executives by providing the opportunity to earn competitive cash compensation based on corporate, business unit and individual performance, plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for the Company’s stockholders.

Dr. Hartnett is the Company’s founder and has served as our Chief Executive Officer since 1992. Dr. Hartnett is widely regarded as a technology visionary and one of the industry’s most successful business executives. Under Dr. Hartnett’s leadership the Company’s revenues have grown from $82 million in fiscal 1996 to $615 million in fiscal 2017. Dr. Hartnett is also one of our significant stockholders, owning approximately 2.2% of the outstanding shares of our common stock, directly aligning his interests with those of all of our stockholders.

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The Compensation Committee approved Dr. Hartnett’s compensation in the amounts disclosed in this proxy statement because he is not only our CEO with overall responsibility for our business strategy, operations and corporate vision, he is also our founder who has guided the Company for more than 25 years and who the Compensation Committee believes is extremely important to our success as a company. The Compensation Committee believes that given Dr. Hartnett’s role in our operations, strategy and growth, it is appropriate for Dr. Hartnett to receive competitive compensation that performs both retentive and incentivizing functions.

The Compensation Committee approved the specific compensation amounts for fiscal 2017 disclosed in this proxy statement based on our executive compensation philosophy and the Compensation Committee’s subjective evaluation of Dr. Hartnett’s performance, the unique contributions he makes to the Company as its founder and the various other factors described above. Dr. Hartnett was not present when the Compensation Committee deliberated or voted on his compensation.

The Company seeks to attract executive talent by offering competitive base salaries and annual and long-term performance incentive opportunities.  The Company provides incentives that promote both the short and long-term financial and strategic objectives of the Company. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while long-term incentive grants (primarily stock options and restricted stock) encourage executives to focus on and align themselves with the Company’s long-term goals as well. These incentives are based on financial objectives of importance to the Company, including revenue and earnings growth and creation of stockholder value. The Company’s compensation program also accounts for individual performance, which enables the Company to differentiate among executives and emphasize the link between personal performance and compensation.

The Board believes that our compensation program for our named executive officers is appropriately based upon our performance and the individual performance and level of responsibility of the executive officers. We explain this in more detail in the “Executive Compensation” section of this proxy statement.

We are asking our stockholders to indicate their support for our named executive officers’ compensation. This proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion is hereby APPROVED.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board. The Company, our Board and the Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the named executive officers compensation as disclosed in this proxy statement, we will consider our stockholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

After our 2011 stockholder meeting, the Board adopted a policy providing for annual “Say on Pay” advisory votes. Unless this policy is modified based on the shareholder voting results concerning Item 4 , the next “Say on Pay” advisory vote will be held at our 2018 annual meeting of stockholders.

The Board of Directors recommends a vote FOR the approval of the Compensation of our Named Executive Officers.

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ITEM 4: NON-BINDING VOTE ON THE FREQUENCY OF STOCKHOLDER ADVISORY VOTES ON EXECUTIVE COMPENSATION

The Exchange Act requires the Company to hold a separate non-binding advisory stockholder vote to recommend, whether a non-binding stockholder vote (commonly known as “Say on Frequency”) to approve the compensation of our named executive officers should occur every one, two or three years.

The Board is recommending that the advisory vote on executive officer compensation programs and policies should occur every three years. The Board’s recommendation is based upon the premise that our compensation program rewards performance, with an emphasis on long-term performance. The value of the long-term incentive awards (stock options and restricted stock) vests over a 3 and 5 year time period and depends on the Company’s performance over a multi-year performance period. A vote held every three years aligns with the long term nature of our equity compensation program, which accounts for a significant part of overall compensation and provides the stockholders a better opportunity to assess whether the compensation program achieves its objectives. Additionally, an advisory vote every three years gives the Board and the Compensation Committee appropriate time to thoughtfully consider the results of the vote and to implement any desired changes.

This Proposal with respect to the frequency for submission of a resolution to the stockholders soliciting support for the Company’s named executive officers compensation policies and programs is advisory, and thus the determination of the stockholders is not binding on the Company and the Board. This vote is not an approval or disapproval of the Board’s recommendation, but a solicitation of votes for one of the four specified choices. This is an advisory vote and will not be binding on the Board or the Company, and the Board may determine that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than may be indicated by this advisory vote of our stockholders. Nevertheless, the Compensation Committee will take into account the outcome this advisory vote when considering how frequently to seek an advisory vote on Say on Pay in future years.

You have four choices with respect to indicating such frequency: 1 year; or 2 years; or 3 years; or abstain.

The Board Of Directors recommends that an advisory vote on named Executive Officer compensation be held every three years.

Stockholders are not voting to approve or disapprove the Board Of Directors' recommendation. Stockholders may choose among the four choices listed above.

ITEM 5: THE RATIFICATION OF THE AMENDMENT OF THE COMPANY’S BYLAWS TO REPLACE PLURALITY VOTING WITH MAJORITY VOTING IN UNCONTESTED DIRECTOR ELECTIONS.

In connection with a shareholder proposal pursuant to SEC Rule 14a-8 made at the 2016 annual meeting of shareholders, the shareholders approved adopting a policy providing for majority voting for the election of directors in uncontested director elections. The Company is taking steps to implement such majority voting in its bylaws.

The Board has approved, for ratification by stockholders, an amendment to the Company’s Bylaws to remove the requirement that directors in an uncontested election be elected by a plurality vote. The amendment consists of revising Article III, Section 2 of the Bylaws. If approved, the amendment will become effective upon ratification by the stockholders.

Under this current plurality voting policy, director candidates in uncontested elections who receive the greatest number of votes cast in their favor at a stockholder meeting are elected to the Board, up to the maximum number of directorships to be filled at that meeting. As a result, under this plurality voting policy in an uncontested election, it is possible that a director candidate might be elected or reelected to the Board so long as a single vote is cast in favor of his or her election, regardless of the number of shareholders who might not be satisfied with his or her qualifications or performance.

Over the past several years, many companies have eliminated plurality voting in uncontested elections and adopted “majority voting” bylaws or standards that provide stockholders with more influence over the outcome of uncontested director elections. To further strengthen the Company’s approach to governance, and after careful consideration of this issue, the Board believes it is in the best interests of the Company and its stockholders to approve the amendment of the Company’s Bylaws to provide for majority voting in uncontested director elections.

If this amendment is approved at the annual meeting, an affirmative majority of the total number of votes cast in director elections will be required for election of Directors beginning in 2018. Stockholders will also be entitled to abstain with respect to the election of a director. Abstentions will have no effect in determining whether the required affirmative majority vote has been obtained.

As a result of this proposal, no changes will be made to the current voting policy in the case of contested director elections and, as such, plurality voting will remain in place for such elections in that context.

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TEXT OF THE VOTING AMENDMENT

Article III, Section 2 of the Bylaws contains the provisions that will be affected if the majority voting amendment is approved by stockholders. The text of Article III, Section 2 of the Bylaws, would be amended by this amendment, as follows:

“Section 2. Number, Election and Term of Office.

The number of Directors which shall constitute the board shall initially be 6 and may thereafter be increased up to 9. Thereafter, the number of Directors shall be established from time to time by resolution of the board. The directors shall be divided into three classes in the manner set forth in the Certificate of Incorporation, each class to be elected for the term set forth therein. The directors shall be elected by a majority of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors, except in a contested election, the directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote in the election of directors. An election shall be considered contested if there are more nominees for election than positions on the Board of Directors to be filled by election at the annual meeting of the stockholders. The Directors shall be elected in this manner at the annual meeting of the stockholders, except as provided in Section 4 of this Article III. Each Director elected shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal as hereinafter provided.”

Required Vote

Approval of this majority voting amendment requires the affirmative “FOR” vote of the holders of a majority of the voting power of the Company’s shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Unless marked to the contrary, proxies received will be voted “FOR” the proposal. If the majority voting amendment is approved, the amendment of the Bylaws by the Board of Directors will be effective upon such approval. If the majority voting amendment does not receive this level of stockholder approval, the majority voting amendment will not be implemented and the Company’s voting requirements before the amendment of the Bylaws by the Board of Directors will remain in place.

The Board of Directors recommends a vote “FOR” this proposal.

ITEM 6—APPROVAL OF THE EXECUTIVE OFFICER PERFORMANCE BASED COMPENSATION PLAN

What is the Executive Officer Performance Based Compensation Plan?

The Executive Officer Performance Based Compensation Plan (the “Plan”) is a plan pursuant to which executive officers selected by the Compensation Committee become eligible to receive an incentive bonus, stock option or a restricted stock grant based upon the Company’s meeting certain financial performance goals.  The Plan is intended to constitute a qualified "performance-based compensation" plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Why are you asking the stockholders to approve this plan?

In connection with the addition of ROIC as a performance metric in connection with the CEO’s and COO/CFO’s fiscal 2018 equity compensation, the Board proposes that the stockholders approve the Plan and has directed that it be submitted to the stockholders in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Section 162(m) generally disallows a tax deduction to publicly-held companies for compensation in excess of $1,000,000 paid with respect to a company’s chief executive officer and the three most highly compensated officers (excluding the chief executive officer and the chief financial officer) employed by the company at the end of the applicable year. However, qualifying performance-based compensation will not be subject to the deduction limit if certain criteria are met. One of those criteria is that the plan under which such performance-based compensation is awarded be approved by the stockholders of the Company every five years.

The Plan was adopted by the Board on July 25, 2017 with an effective date of April 2, 2017 and replaces any previous Plan.

The approval of the Plan by the Company’s stockholders being sought hereby is necessary to ensure that incentive bonus awards paid and restricted stock grants pursuant to the Plan will not be subject to the deduction limits under Section 162(m). Approval of the Plan by the stockholders shall be deemed specific approval of the performance measures more fully described below.

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What are the material features of this plan?

Set forth below is a brief description of certain salient provisions of the Plan. This does not purport to be a complete summary of the Plan. Shareholders should review the Plan in its entirety for more detailed terms. A copy of the Plan is attached as Appendix B to this proxy statement.

Purpose.     The purpose of the Plan is to attract and retain key executives for the Company and to provide such persons with incentives and rewards for superior performance in the form of Incentive Bonus payments and Stock Grants made under the Plan which are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Code of 1986.

Administration.     The Plan will be administered by the Compensation Committee or such other committee of the Board as the Board may from time to time designate (the “Committee”). The Committee will have full power and sole authority to construe, interpret, make rules for and administer the Plan and will have the exclusive right to establish management objectives and the amount of incentive bonus payable and stock option or restricted stock grants to each eligible executive upon the achievement of the specified management objectives. Interpretation and decisions of the Committee with regard to the Plan will be final and conclusive.

Participants.     Participants for a fiscal year shall be those executive officers who are designated as participants (“Participants”) by the Committee in its sole and absolute discretion prior to the commencement of such fiscal year (or a later date if permitted by tax law). Executives eligible to participate in the Plan include the Company’s chief executive officer and any other designated executive officer of the Company that in the Committee’s judgment could, in the absence of the Plan, be paid compensation the deductibility of which, to the Company, could be limited by Section 162(m) of the Code.

Awards.  The Plan authorizes the Committee to grant incentive bonuses, stock options and restricted stock.  Incentive bonuses will consist of cash amounts determined by the Committee pursuant to the Plan.  Stock option and restricted stock grants will consist of grants of stock options or restricted stock pursuant to the Company’s 2013 Long-Term Incentive Plan and 2017 Long-term Incentive Plan as determined by the Committee pursuant to the Plan.

Performance Measures.      Not later than the 90th day of each fiscal year of the Company, the Committee will establish the management objectives for each eligible executive and the amount of incentive bonus payable (or formula for determining that amount) and restricted stock grants upon full achievement of the specified management objectives.  A management objective will be the achievement of a performance measure or measures established consistent with the principals approved by the Committee and described in the Company’s Annual Proxy to Stockholders under “Compensation Discussion and Analysis”. Performance Measures for a fiscal year will be one or any combination of the following: “Cash Flow”, “Cumulative Earnings Per Share Growth”, “Customer Service Levels”, “Debt (Net Debt) to Capital”, Development of Human Resources”, “EBIT”, “EBIT Margins”, “EBITDA”, “EBITDA Margins”, “Earnings Per Employee”, “Earnings Per Share”, “Free or Excess Cash Flow”, “Free or Excess Cash Flow Per Share”, “Interest Coverage Ratio”, “Leverage Ratio”, “Net Income”, “Net Profit Margin”, “Operating Cash Flow”, “Operating Income”, “Operating Margins”, “Pre-Tax Profit”, “Pre-Tax Profit Margin”, “Profit Margin”, “Return on Capital” , “Return on Invested Capital” “Return on Net Assets”, “Return on Total Assets”, “Return on Equity”, “Sales”, “Sales Growth”, “Sales Per Employee”, “Total Return to Stockholders”, “U.S. Gross Domestic Product”,  “Working Capital” and “Working Capital as a Percent of Net Sales” as the Committee defines them and determines from time to time with respect to such fiscal year; provided such determination would not subject any incentive award to Section 162(m) of the Code. Performance measures can also be used on a continuing operations basis instead of a total Company basis as determined by the Committee.

Committee Certification.  As soon as reasonably practicable after the end of each fiscal year of the Company, the Committee shall determine whether a management objective has been  achieved and the amount of an incentive bonus to be paid and stock option or restricted stock grants to each eligible executive for that fiscal year and will certify those determinations in writing.

Maximum Award.     An incentive bonus paid to an eligible executive under the Plan for a year cannot exceed $3,000,000 and a restricted stock and stock option grant to an eligible executive under the Plan for a year cannot exceed 100,000 shares.

 Payment and Deferral.     Subject to a valid election made by an eligible executive with respect to the deferral of all or a portion of his or her incentive bonus, incentive bonuses shall be paid and stock option and restricted stock grants made as determined by the Committee.

Effective Date; Term.  Subject its approval by the stockholders, the Plan will remain effective until the first stockholders’ meeting in 2022, subject to any further stockholder approvals (or reapprovals) mandated for performance-based compensation under Section 162(m), and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.  The Plan will be effective as of April 2, 2017, and will be applicable for fiscal 2018 and all future fiscal years of the Company unless amended or terminated in accordance with its terms.

Amendment or Termination.  The Committee may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that the Committee may not thereby increase the amount of any incentive award, stock option or restricted stock grant for which performance goals have been established but which has not yet been earned or paid.

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Nonexclusive.     Participation in the Plan does not exclude participants from participation in any other benefit or compensation plan or arrangement of the Company, including other bonus or incentive plans.

The cost to the Company of the incentive bonus amounts to be paid or stock option or restricted stock grants to participants cannot be determined at this time because payout of incentive bonus amounts, stock options and restricted stock grants are based on the Company’s future financial performance, the related performance measures set by the Committee and the number of participants named by the Committee. The Committee envisions that future incentive bonus amounts to be paid, stock option or restricted stock grants to participants will be consistent with the compensation and incentive programs approved by the Committee from time to time and described in the Company’s Annual Proxy to Stockholders under “Compensation Discussion and Analysis”.

What vote is required to approve this plan?

The Plan will be approved if a majority of the votes cast on this proposal are voted “FOR” approval of the Plan. Abstentions and Broker Shares that are not voted will not be included in determining the number of votes cast.

The Board of Directors recommends a vote “FOR” approval of the Executive Officer Performance Based Compensation Plan.

ITEM 7: THE APPROVAL OF OUR 2017 LONG TERM INCENTIVE PLAN WITH THE NUMBER OF AUTHORIZED SHARES TO BE ISSUED UNDER THE 2017 LONG TERM INCENTIVE PLAN EQUAL TO 1,500,000.

In administering our equity compensation program, we consider both our "burn rate" and our "overhang". We define "burn rate" in a given year as the total number of Shares that underlie the equity compensation awards granted in that year, divided by the undiluted weighted average Shares outstanding during the year. Our three year average burn rate from fiscal 2015-2017 was approximately 1.6%.

We define "overhang" as of a given date as: the sum of the total number of Shares that underlie outstanding equity awards plus the total number of Shares available for issuance under our equity compensation plans as of such date (in aggregate these are referred to as "total plan Shares"); divided by the sum of total plan Shares and Shares outstanding as of such date. Our overhang as of April 1, 2017 was approximately 7.1%, and on a pro forma basis (assuming the 1,500,000 increase to the number of shares in the 2017 Plan was authorized as of April 1, 2017) our overhang as of April 1, 2017 would have been approximately 12.1%.

We believe that our overhang (both on an actual basis and on a pro forma basis) and our burn rate are reasonable and in the low ranges in relation to our peer group and reflect a judicious use of equity for compensation purposes.

The Board and the Compensation Committee have determined that it is in the best interest of the Company and its shareholders to adopt a new Company 2017 Long-Term Incentive Plan (the “Plan”) with the number of shares of Common Stock available for issuance equal to 1,500,000. The Board and the Compensation Committee have approved the Plan to be effective as of the date of approval by the Company’s shareholders. The Plan will not become effective unless shareholder approval is obtained at the 2017 annual general meeting of shareholders. The principal features of the Plan are substantially similar to the Company’s 2013 Long-Term Incentive Plan noting the following:

(1) The Plan prohibits share recycling. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under the Plan.

(2) The number of shares that may be used for restricted stock or restricted unit grants under the Plan may not exceed fifty percent (50%) of the total authorized number of Shares pursuant to the Plan.

(3) Any stock option granted under the Plan must be exercisable no more than seven years from the date it is granted.

The terms of the Plan are summarized below and are qualified in their entirety by reference to the full text of the Plan. A Copy of the Plan is attached hereto as Exhibit C, and is filed as exhibit 10.2 to current Report on Form 8-K dated July 27, 2017.

Description of the Plan.   The Plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. The purpose of the Plan is to provide our directors, officers and other employees and persons who engage in services for us with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

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Administration of the Plan.   The Plan is administered by our Compensation Committee, which consists solely of two or more “non-employee directors” (as defined in Rule 16b-3 under the Exchange Act). The Compensation Committee may make all decisions and determinations regarding the Plan as it deems necessary or advisable for the administration of the Plan. Our Board also has the authority to administer the Plan and to take all actions that the Compensation Committee is otherwise authorized to take under the Plan. The terms and conditions of each award made under the Plan, including vesting requirements, are set forth consistent with the Plan in a written agreement with the grantee.

Number of Shares.   Assuming approval, as of September 13, 2017, 1,500,000 shares of our common stock were authorized for issuance under the Plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. These shares will be used for future grants to our employees and directors at the discretion of our Compensation Committee. The Board and the Compensation Committee believe that the 1,500,000 shares is a sufficient number of shares of common stock to accomplish the objectives described above. The Plan prohibits share recycling. If any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under the Plan. A restricted stock and stock option grant to an eligible executive under the Plan for a year cannot exceed 100,000 shares.

Stock Options.   Under the Plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan, and it may not award incentive options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee determines the exercise price and term of any option in its discretion, however, the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the Plan, the Compensation Committee may award restricted stock subject to the conditions and restrictions, and for the duration that it determines in its discretion. The number of shares that may be used for restricted stock or restricted unit grants under the Plan may not exceed fifty percent (50%) of the total authorized number of Shares pursuant to the Plan.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the Plan. Under the Plan, the exercise price of an SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of an SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement by the grantee or by us, of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards and/or performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

Eligibility.   Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the Plan. As of the date of this Proxy Statement, there are 7 officers, 6 directors other than the CEO and the CFO, who are officers and directors, and approximately 1,200 employees who are eligible to receive grants under the Plan.

Federal Income Tax Consequences.

The following is a discussion of certain U.S. federal income tax consequences relevant to participants in the Plan who are subject to federal income tax and the Company. It is not intended to be a complete description of all possible tax consequences with respect to awards granted under the Plan and does not address state, local or foreign tax consequences. Accordingly, holders of awards granted under the Plan should consult their own tax advisers for specific advice with respect to all federal, state or local tax effects before exercising any options or share appreciation rights, and before disposing of any shares of stock acquired pursuant to an award. Moreover, the Company does not represent that the foregoing tax consequences apply to any particular participant’s specific circumstances or will continue to apply in the future and makes no undertaking to maintain the tax status (such as an ISO) of any award.

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Non-Qualified Stock Option.   A participant who is granted a non-qualified stock option will not recognize income at the time the option is granted. Upon the exercise of the option, however, the excess, if any, of the market value of the common shares on the date of exercise over the option price will be treated as ordinary income to the participant, and the Company will generally be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant. The participant will be entitled to a cost basis for the common shares for income tax purposes equal to the amount paid for the common shares plus the amount of ordinary income taxable at the time of exercise. Upon a subsequent sale of such common shares, the participant will recognize short-term or long-term capital gain or loss, depending upon his or her holding period for such common shares.

Incentive Stock Options.   A participant who is granted an ISO satisfying the requirements of the Tax Code will not recognize income at the time the option is granted and generally will not recognize income upon exercise of the option provided such participant was an employee of the Company or a subsidiary at all times from the date of grant until three months prior to exercise. The excess of the fair market value over the option exercise price is, however, included in determining the participant’s alternative minimum tax as of the date of exercise. If the participant does not dispose of shares received upon exercise of the option for one year after exercise and two years after grant of the option (the “Holding Period”), upon the disposition of such shares the participant will recognize long-term capital gain or loss based on the difference between the option exercise price and the fair market value of shares on the date of disposition. In such event, the Company is not entitled to a deduction for income tax purposes in connection with the exercise of the option. If the participant disposes of the shares received upon exercise of the option without satisfying the Holding Period requirement, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the option over the exercise price or (ii) the amount realized upon the disposition of such shares over the exercise price. Any further appreciation is taxed as short-term or long-term capital gain, depending on the participant’s Holding Period. If the disposition fails to satisfy the Holding Period, the Company would be entitled to an income tax deduction in the same year in an amount measured by the amount of ordinary income taxable to the participant.

Share appreciation rights.   A participant will generally not be taxed at the time a SAR is granted nor will the Company receive a tax deduction. Upon exercise of a SAR, a participant will recognize taxable income equal to the fair market value of the shares received on the exercise date. The Company will be entitled to an income tax deduction in the amount of such income recognized by the participant. SAR’s that are paid in cash may be subject to taxation at vesting rather than at exercise because the tax treatment of certain SAR’s is unsettled under Section 409A of the Tax Code (see the discussion below).

Restricted Shares and Restricted Share Units.   A participant will not recognize any income at the time an award of restricted shares or restricted share units is granted, nor will the Company be entitled to a deduction at that time. In the year in which restrictions on the restricted shares lapse, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of vesting over the amount, if any, the participant paid for the shares. Similarly, upon the vesting of restricted share units, the participant will recognize ordinary income in an amount equal to the fair market value of the shares received. With respect to awards of both restricted shares and restricted share units, the Company will be entitled to a tax deduction at the same time and in the same amount as the participant recognizes income.

Performance Awards.   A participant who is awarded performance shares will not recognize income and the Company will not be allowed a deduction at the time that the award is made. When a participant receives payment for performance shares in common shares, the fair market value of the shares received will be ordinary income to the participant. If payment is made in cash, the amount of cash received will be ordinary income to the participant. In either case, the Company will be entitled to a tax deduction in the amount of such income recognized by the participant.

Dividend Equivalents.   A participant who is awarded dividend equivalents generally will not recognize taxable income, and the Company will not receive a tax deduction, until shares or cash are distributed pursuant to the award. When the participant receives payment for dividend equivalents in common shares or cash, the fair market value of the shares or the amount of cash received will be ordinary income to the participant and the Company will be entitled to a deduction in the amount of such income recognized by the participant.

The Compensation Committee will require payment of any amount it may determine to be necessary to withhold for federal, state, local or other taxes as a result of the grant, vesting or exercise of an award. In compliance with the American Jobs Creation Act of 2004, after January 1, 2005, the maximum federal withholding rate will be used for supplemental wage payments in excess of $1,000,000 during any taxable year.

Section 409A of the Tax Code.   Certain awards under the Plan may be subject to Tax Code Section 409A. Section 409A was added to the Tax Code by the American Jobs Creation Act of 2004. Section 409A generally applies to compensation deferred under a nonqualified deferred compensation plan on or after January 1, 2005. Section 409A imposes new requirements on a participant’s election to defer compensation and the participant’s selection of the timing and form of distribution of the deferred compensation with respect to certain awards under the Plan. Also, Section 409A generally provides that the distributions must be made on or following the occurrence of certain events (e.g. the participant’s “separation from service” (as defined in Section 409A), a predetermined date, or the participant’s death). Section 409A imposes restrictions on a participant’s ability to change his or her distribution timing or form with respect to awards under the Plan after the compensation has been deferred. For certain participants who are officers of the Company or its subsidiary corporations and who would otherwise receive a distribution upon separation from service, Section 409A requires that such participant’s distribution commence no earlier than six months after such officer’s “separation from service” (as defined in Section 409A).

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Stock options, SAR’s that are distributable in shares of Common Stock and restricted stock awards granted under the Plan generally are not considered deferred compensation subject to Section 409A. Restricted share unit awards and other awards may be subject to Section 409A, depending on the terms of the award. The Company intends that awards made under the Plan that are subject to Section 409A will comply with the requirements of Section 409A.

A nonqualified deferred compensation plan must satisfy the requirements of Section 409A in form and in operation. If the Plan fails to satisfy the requirements of Section 409A, a participant in the Plan may recognize ordinary income on the amounts deferred under the Plan, to the extent vested, prior to when the compensation is actually or “constructively” received. Also, if a Plan fails to comply, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as certain interest on amounts treated as tax underpayments related to such deferred compensation. Awards granted under the Plan are intended to comply with Section 409A to the extent applicable.

The Plan is not subject to any provision of ERISA, nor is it a qualified employee benefit plan under Section 401(a) of the Tax Code.

Amendment and Termination of the Plan.   The Board may amend or terminate the Plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Internal Revenue Code or any stock exchange listing requirements. If not previously terminated by the Board, the Plan will terminate on September 13, 2027.

The foregoing is only a summary of the Plan and is qualified in its entirety by reference to its full text. A copy of the Plan is attached as Appendix C to this Proxy Statement.

New Plan Benefits.   The amount of awards to be made under the Plan is not presently determinable.

In addition to the Plan, the Company has other stock-based compensation plans: The RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 1998 Stock Option Plan (“1998 Plan”) the RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 2001 Stock Option Plan (“2001 Plan”) the RBC Bearings Incorporated 2005 Long Term Incentive Plan (“2005 Plan”),and the RBC Bearings Incorporated 2013 Long Term Incentive Plan (“2013 Plan”). No further options may be granted under the 1998 Plan, the 2001 Plan or the 2005 Plan.

The Board recommends a vote FOR the approval of the amendment to the Company’s 2017 Long-Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000.

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ITEM 8: OTHER MATTERS

As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the 2017 annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board or, in the absence of such a recommendation, in the manner the proxy holder considers appropriate.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Number of Meetings of the Board of Directors

The Board held 4 meetings during fiscal 2017. The standing committees of the Board held an aggregate of 9 meetings during fiscal 2017. Each director attended 100% of the aggregate number of meetings of the Board and the Board committees on which he served as a director during fiscal 2017.

Attendance at Annual Meetings of the Stockholders

All directors are encouraged to attend the annual meeting of the stockholders. A majority of directors attended the 2016 annual meeting of stockholders either in person or by teleconference.

Director Independence

Certain rules of the Nasdaq Global Select Market (“Nasdaq”) require that the Board be comprised of a majority of “independent directors,” and each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee be comprised solely of “independent directors” as defined under Nasdaq rules.

Based upon the information submitted by each of the directors, and following the recommendation of the Nominating and Corporate Governance Committee, the Board has made a determination that all of our current directors, with the exception of Dr. Hartnett and Mr. Bergeron satisfy the “independence” requirements of Nasdaq, SEC regulations and the Company’s Corporate Governance Guidelines. The standards for determining independence are those set forth in the Nasdaq listing standards and the Company’s Corporate Governance Guidelines.  The Company’s Corporate Governance Guidelines can be found on our website at www.rbcbearings.com.

Executive Sessions

The Company’s Corporate Governance Guidelines require the non-management directors to meet in executive sessions on a periodic basis without management. The presiding director, for purposes of leading these meetings, will be the Chairman of the Audit Committee. The non-employee members of the Board and the Audit Committee, respectively, met in executive session during 2 of the Board and all of the Audit Committee meetings held in fiscal 2017.

Communications between Stockholders and the Board

Stockholders may send communications to the Company’s directors as a group or individually, by writing to those individuals or the group at the following address: RBC Bearings Incorporated, c/o the Corporate Secretary, One Tribology Center, Oxford, CT 06478. The Corporate Secretary will review all correspondence received and will forward all correspondence that is relevant to the duties and responsibilities of the Board or the business of the Company to the intended director(s). Examples of inappropriate communication include business solicitations, advertising and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints or suggestions), or raises grievances that are personal to the person submitting the communication. Upon request, any director may review communication that is not forwarded to the directors pursuant to this policy.

The Board has adopted a policy for submitting concerns regarding the Company’s accounting or auditing matters. Reports may be sent to the Audit Committee through one of the following means: (1) calling the Company’s Ethics Hotline at 1-866-247-5449, which is available 24 hours per day, 365 days per year, and leaving a recorded message and (2) in writing marked Private & Confidential to the Audit Committee, RBC Bearings Incorporated, c/o the General Counsel, One Tribology Center, Oxford, CT 06478. In each case, reports will be received by the Company’s General Counsel who will forward the message to the Audit Committee. The confidentiality of all reports will be maintained to the extent consistent with law.

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Committees of the Board of Directors

Our Board currently has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The composition, duties and responsibilities of these committees are described below. Committee members hold office for a term of one year. The charters for each of the committees are available on the Company’s website at www.rbcbearings.com.

Audit Committee.   The Audit Committee is responsible for (1) selecting the independent registered public accounting firm, (2) approving the overall scope of the audit, (3) assisting the Board in monitoring the integrity of our financial statements, the independent registered public accounting firm’s qualifications and independence, the performance of the independent registered public accounting firm and our internal audit function and our compliance with legal and regulatory requirements, (4) annually reviewing an independent registered public accounting firm’s report describing the auditing firms’ internal quality-control procedures, and any material issues raised by the most recent internal quality-control review, or peer review, of the registered public accounting firm, (5) discussing the annual audited financial and quarterly statements with management and the independent registered public accounting firm, (6) discussing earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies, (7) discussing policies with respect to risk assessment and risk management, (8) meeting separately, periodically, with management and the independent registered public accounting firm, (9) reviewing with the independent registered public accounting firm any audit problems or difficulties and management’s response, (10) setting clear hiring policies for employees or former employees of the independent registered public accounting firm, (11) handling such other matters that are specifically delegated to the Audit Committee by the Board from time to time and (12) reporting regularly to the full Board.

Our Audit Committee currently consists of Mr. Levine, Mr. Quain, Mr. Stewart and Dr. O’Brien, each of whom satisfies the current financial literacy requirements and independence requirements for audit committee members of Nasdaq and the SEC. Our Board has determined that Mr. Levine, Mr. Quain, Mr. Stewart and Dr. O’Brien all separately qualify as an “audit committee financial expert,” as such term is defined in the regulations under the Exchange Act. The Audit Committee held 4 meetings in fiscal 2017.

Compensation Committee.   The Compensation Committee is responsible for (1) reviewing key employee compensation goals, policies, plans and programs, (2) reviewing and approving the compensation of our directors, chief executive officer and other executive officers, (3) reviewing and approving employment contracts and other similar arrangements between the Company and our executive officers, (4) reviewing and consulting with the Board on the selection of the chief executive officer and evaluation of such officer’s executive performance and other related matters, (5) administration of stock plans and other incentive compensation plans, (6) approving overall compensation policies for the Company and (7) handling such other matters that are specifically delegated to the Compensation Committee by the Board from time to time. Our Compensation Committee currently consists of Messrs. Crowell, Levine and Faghri, each of whom satisfies the independence requirements of Nasdaq. The Compensation Committee held 4 meetings in fiscal 2017.

Nominating and Corporate Governance Committee.   Our Nominating and Corporate Governance Committee is responsible for: (1) evaluating the composition, size and governance of our Board and its committees and making recommendations regarding future planning and the appointment of directors to committees, (2) establishing a policy for considering stockholder nominees for election to our Board, (3) evaluating and recommending candidates for election to our Board, (4) overseeing our Board’s performance and self-evaluation process and developing continuing education programs for our directors, (5) reviewing our corporate governance principles and policies and providing recommendations to the Board regarding possible changes, and (6) reviewing and monitoring compliance with the Company’s Code of Business Conduct and Ethics (the “Code of Ethics”) and our Insider Trading Policy. Our Nominating and Corporate Governance Committee consists of Mr. Stewart, Dr. O’Brien and Dr. Faghri, each of whom satisfies the independence requirements of Nasdaq. The Nominating and Corporate Governance Committee held 2 meetings during fiscal 2017.

The Board seeks to have a diverse group of members who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and its stockholders. Desired qualities include: high-level leadership experience in business or administrative activities, and significant accomplishment; breadth of knowledge about issues affecting the Company; proven ability and willingness to contribute special competencies to Board activities; personal integrity; loyalty to the Company and concern for its success and welfare; willingness to apply sound and independent business judgment; awareness of a director’s vital role in assuring the Company’s good corporate citizenship and corporate image; no present conflicts of interest; availability for meetings and consultation on Company matters; enthusiasm about the prospect of serving; willingness to assume broad fiduciary responsibility; and willingness to become a Company stockholder.

In evaluating candidates, the committee reviews all candidates in the same manner, regardless of the source of the recommendation. The policy of the Nominating and Corporate Governance Committee is to consider individuals recommended by stockholders for nomination as a director in accordance with the procedures described under “Director Nominations to be Considered by the Board.”

Corporate Governance Guidelines

The Board adopted a set of Corporate Governance Guidelines, which, among other things, sets forth the Company’s expectations and policies with respect to the roles and responsibilities of the Board, director affiliations and conflicts, director compensation, standards of director conduct, and the qualifications and other criteria for director nominees. The Nominating and Corporate Governance Committee is responsible for periodically reviewing and reassessing the adequacy of these guidelines and recommending changes to the Board for approval.

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Code of Business Conduct and Ethics

The Company’s employees, officers and directors are required to abide by the Company’s Code of Ethics, which is intended to ensure that the Company’s business is conducted in a consistently legal and ethical manner. The Code of Ethics covers areas of professional conduct, such as conflicts of interest, fair dealing, the protection of confidential information and compliance with laws, regulations and rules. Any waiver of the policies or procedures set forth in the Code of Ethics in the case of officers or directors may be granted only by the Board and must be promptly disclosed as required by law or the rules and regulations of Nasdaq.

Board Risk and Compensation Risk Oversight

The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. The Board focuses on the Company’s general risk management strategy and the most significant risks facing the Company and ensures that appropriate risk mitigation strategies are implemented by management. The Board has delegated to its various committees the oversight of risk management practices for categories of risk relevant to their functions. For example, the Audit Committee oversees risks associated with the Company’s systems of disclosure controls and internal controls over financial reporting as well as the Company’s compliance with legal and regulatory requirements as well as risks associated with foreign exchange, insurance, credit and debt. The Corporate Governance and Nominating Committees oversee risks associated with sustainability. The Compensation Committee considers risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements. The full Board is responsible for considering strategic risks and succession planning and receives reports from each Committee as to risk oversight within their areas of responsibility.

The Company’s senior management periodically reports on risk management policies and practices to the relevant Board Committee or to the full Board so that any decisions can be made as to any required changes in the Company’s risk management and mitigation strategies or in the Board’s oversight of these.

Finally, as part of its oversight of the Company’s executive compensation programs, the Compensation Committee considers the impact of the Company’s executive compensation program, and the incentives created by the compensation awards that it administers, on the Company’s risk profile. In addition, the Company reviews all of its compensation policies and procedures, including the incentives that they create and factors that may reduce the likelihood of excessive risk taking, to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies and procedures are not reasonably likely to have a material adverse effect on the Company.

Board Diversity

The Company’s policy on Board diversity relates to the selection of nominees for the Board. In selecting a nominee for the Board, the Nominating and Corporate Governance Committee considers the skills, expertise and background that would complement the existing Board and ensure that its members are of sufficiently diverse and independent backgrounds, recognizing that the Company’s businesses and operations are diverse and global in nature. The Nominating and Corporate Governance Committee does not have a specific policy regarding diversity when assessing candidates for the Board, but may consider various kinds of diversity such as diversity of professional background and capabilities, knowledge of specific industries and geographic experience, as well as the more traditional diversity concepts of race, gender and national origin experience and industry diversity, when considering whether to nominate an individual for Board membership.  The Nominating and Corporate Governance Committee assesses the effectiveness of this objective when evaluating new director candidates and when assessing the composition of the Board. The Board believes it is important that its members represent diverse viewpoints and perspectives in their application of judgment to company matters.

Board Leadership Structure

The Board has no formal policy with respect to the separation of the offices of the Chairman and the Chief Executive Officer, which are currently combined. However, the Board understands that no single leadership model is right for all companies and at all times. The Board believes that it should have the flexibility to make decisions as to the Chairman position from time to time in the way that it believes will best provide effective leadership for the Company. Accordingly, the Board periodically reviews its leadership structure, including whether these offices should be separate. The Board has determined that the current structure consisting of combined roles of Chairman and Chief Executive Officer is an effective and appropriate leadership structure for the Company at this time. All the current members of our Board are independent, except for the CEO and COO/CFO, and all of our Board committees are composed entirely of independent directors.

To promote open discussion among the independent directors, the independent directors routinely meet in executive session without the participation of management at each regularly scheduled meeting of the Board. The Board does not have a lead independent director. The Chairman of the Audit Committee leads the sessions of the Board in which management directors and other members of management are not present.

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DIRECTOR COMPENSATION

Independent members of our Board are paid $50,000 per year, payable quarterly, and are entitled to annual stock option and restricted stock grants for their services at the discretion of the Compensation Committee and upon approval of the Board. During fiscal 2017 each director was granted stock options and shares of restricted stock as indicated in the table below. In addition, the Chairs of the Compensation and Audit Committees are entitled to an additional payment of $5,000 per year. In addition, our compensation policy provides for reimbursement for reasonable out-of-pocket expenses incurred in connection with attendance at Board meetings or of any committee thereof. The Compensation Committee reviews non-employee director compensation annually and recommends changes to the Board for approval.

DIRECTOR COMPENSATION

	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)

Mitchell I. Quain	50,000	91,175	40,540	-	-	-	181,715

Richard Crowell	55,000	91,175	40,540	-	-	-	186,715

Dr. Amir Faghri	50,000	91,175	40,540	-	-	-	181,715

Alan B. Levine	55,000	91,175	40,540	-	-	-	186,715

Dr. Thomas J. O’Brien	50,000	91,175	40,540	-	-	-	181,715

Edward D. Stewart	50,000	91,175	40,540	-	-	-	181,715

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since April 2, 2016 we have not been a party to, nor have we currently proposed, any transaction or series of similar transactions in which the amount exceeds $120,000, and in which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than compensation agreements and other agreements which are described in the “Executive Compensation” section of this proxy statement. The Company’s Directors and executive officers are subject to annual related party certifications and the Code of Ethics, which requires that an employee or Director avoid placing himself or herself in a position in which his or her personal interests could interfere in any way with the interests of the Company.

We have not made payments to directors other than the fees to which they are entitled as directors (described under the heading “Director Compensation”) and the reimbursement of expenses relating to their services as directors. We have made no loans to any director or officer nor have we purchased any shares of the Company from any director or officer.

PRINCIPAL STOCKHOLDERS

The following table sets forth information known to the Company regarding beneficial ownership of the Company’s common stock, as of July 1, 2017, by each director and each of the executive officers identified in the Summary Compensation Table in the “Executive Compensation” section of this proxy statement and by all of its directors and executive officers as a group (14 persons). The table lists the number of shares and percentage of shares beneficially owned based on 24,268,575 shares of common stock outstanding as of July 1, 2017. The figures in the table assume the exercise of all stock options currently exercisable or exercisable within 60 days of July 1, 2017. Information in the table is derived from SEC filings made by such persons under Section 16(a) of the Exchange Act and other information received by the Company.

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Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Michael J. Hartnett	528,955	2.2%
Daniel A. Bergeron	100,917	*
Thomas C. Crainer	80,966	*
Richard J. Edwards	17,299	*
Thomas J. Williams	4,576	*
Richard R. Crowell	39,043	*
Dr. Amir Faghri	13,156	*
Alan B. Levine	21,603	*
Dr. Thomas J. O’Brien	22,083	*
Mitchell I. Quain	14,083	*
Edward D. Stewart	15,083	*
All directors and executive officers as a group (14 persons)	892,835	3.7%

*                   Less than one percent

The following table sets forth each stockholder which, as of July 1, 2017, is known by us to be the beneficial owner of more than 5% of our common stock. Information in the table is derived from SEC filings made by such persons pursuant to Section 13 of the Exchange Act and other information received by the Company. Except as indicated in the footnotes to this table, the entities named have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

T. Rowe Price Associates, Inc. 100 East Pratt Street	3,145,721	(a)	13.2%
Baltimore, MD 21202-1009

Kayne Anderson Rudnick Inv. Mgmt. LLC	2,162,217	(b)	9.1%
1800 Avenue of the Stars, 2nd floor
Los Angeles, CA 90067

The Vanguard Group	1,707,835	(c)	7.2%
100 Vanguard Blvd.
Malveen, PA 19355

BlackRock Inc.	1,682,035	(d)	7.1%
55 East 52nd Street
New York, NY 10055

Neuberger Berman Group LLC	2,000,305	(e)	8.4%
605 Third Avenue
New York, NY 10158

JPMorgan Chase & Co.	1,299,611	(f)	5.4%
270 Park Avenue New York, NY 10017

(a)	A filing of Form 13G with the SEC dated February 7, 2017, by T. Rowe Price Associates, Inc. indicates that it has or shares voting or investment power over 3,145,721 shares of the Company’s outstanding common stock.

(b)	A filing of Form 13G with the SEC dated February 9, 2017, by Kayne Anderson Rudnick Investment Management, LLC indicates that it has or shares voting or investment power over 2,162,217 shares of the Company’s outstanding common stock.

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(c)	A filing of Form 13G with the SEC dated February 10, 2017, by The Vanguard Group indicates that it has or shares voting or investment power over 1,707,835 shares of the Company’s outstanding common stock.

(d)	A filing of Form 13G with the SEC dated January 25, 2017, by BlackRock Inc. indicates that it has or shares voting or investment power over 1,682,035 shares of the Company’s outstanding common stock.

(e)	A filing of Form 13G with the SEC dated February 10, 2017, by Neuberger Berman Group LLC indicates that it has or shares voting or investment power over 2,000,305 shares of the Company’s outstanding common stock.

(f)	A filing of Form 13G with the SEC dated January 27, 2017, by JPMorgan Chase & Co. indicates that it has or shares voting or investment power over 1,299,611 shares of the Company’s outstanding common stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that the Company’s executive officers, directors and greater than 10% owners file reports of ownership and changes of ownership of the Company’s common stock with the SEC and Nasdaq. Based on a review of ownership reports filed with the SEC during fiscal 2017, the Company believes that all Section 16(a) filing requirements were met during the year.

Executive Officers and Directors

The following table sets forth information concerning our directors and executive officers as of July 1, 2017. Each director is elected for a term specified in this proxy or until such person’s successor is duly elected and qualified.

Name	Age	Positions
Dr. Michael J. Hartnett	71	Chairman, President and Chief Executive Officer
Daniel A. Bergeron	57	Director, Vice President, Chief Operating Officer and Chief Financial Officer
Thomas C. Crainer	59	Vice President and General Manager
Richard J. Edwards	61	Vice President and General Manager
Thomas J. Williams	65	Corporate General Counsel & Secretary
Robert M. Sullivan	33	Corporate Controller
Ernest D. Hawkins	52	Vice President Finance and Chief Accounting Officer
Richard R. Crowell	62	Director
Dr. Amir Faghri	66	Director
Alan B. Levine	73	Director
Dr. Thomas J. O’Brien	69	Director
Mitchell I. Quain	65	Director
Edward D. Stewart	74	Director

Dr. Michael J. Hartnett has been with the Company for 26 years. He has been the President and Chief Executive Officer since April, 1992 and Chairman of the Board since June, 1993. Prior to that, Dr. Hartnett served as President and General Manager of our Industrial Tectonics Bearings Corporation, or ITB, subsidiary from 1990, following eighteen years at The Torrington Company, one of the three largest bearings manufacturers in the U.S. While at The Torrington Company, Dr. Hartnett held the position of Vice President and General Manager of the Aerospace Business Unit and was, prior to that, Vice President of the Research and Development Division. Dr. Hartnett holds an undergraduate degree from the University of New Haven, a Masters degree from Worcester Polytechnic Institute and a Ph.D. in Applied Mechanics from the University of Connecticut. Dr. Hartnett has also developed numerous patents, authored more than two dozen technical papers and is well known for his contributions to the field of tribology, the study of friction. Dr. Hartnett served as a director of Aftermarket Technology Corp., a publicly-held company in the business of re-manufacturing aftermarket components for automobiles until October, 2010, and served as a director of Process Fab Inc., a private company in the business of precision manufacturing and related services until March, 2014. Dr. Hartnett provides our Board with significant leadership and executive experience.  His proven leadership capability and his strong knowledge of the complex financial and operational issues facing mid-sized companies provides the Board with a unique and necessary perspective.

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Richard R. Crowell has been a director since June, 2002 and chairman of the Compensation Committee since August, 2005. Mr. Crowell is a Managing Partner of Vance Street Capital LLC, a private equity investment firm he founded in 2007. Previously he was the President of Aurora Capital Group, a private equity investment firm he co-founded in 1991. Prior to establishing Aurora in 1991, Mr. Crowell was a Partner and President of Acadia Partners, a New York-based investment fund. From 1983 to 1987, he was a Managing Director, Corporate Finance for Drexel Burnham Lambert. He serves on the Executive Committee of the Board of Visitors for the UCLA Anderson School of Management. Mr. Crowell is a director of Micronics, Inc., MCSC, Leading Edge Aviation Services A&E Medical Corporation, and Motion Dynamics Corporation. All are private companies in the businesses of filtration products, precision manufacturing, engineered solutions, engineered surgical products, precision wire components and related services. Mr. Crowell earned an M.B.A. from UCLA’s Anderson School and a B.A. from the University of California, Santa Cruz. Mr. Crowell brings broad business, financial and executive leadership experience to the Board, developed through his leadership roles at Vance Street Capital LLC, Aurora Capital Group LLC, Acadia Partners and Drexel Burnham Lambert. He has extensive experience with a number of precision manufacturing and aerospace companies. In addition, Mr. Crowell’s experience in private investment enables him to bring a valuable investor’s view to our Board and his relationships across the financial community strengthen the Company’s access to capital markets. His board memberships provide deep understanding of trends in the precision manufacturing and aerospace sectors, both of which present ongoing challenges and opportunities for the Company.

Dr. Amir Faghri has been a director at RBC Bearings Incorporated since July, 2004. Dr.  Faghri is currently Distinguished Professor of Engineering and Distinguished Dean Emeritus at the University of Connecticut. He was the Dean of the School of Engineering at the University of Connecticut from 1998-2006, and the Head of the Mechanical Engineering Department from 1994-1998. While holding such academic and administrative positions as distinguished and chair professor, department head, and Dean, Dr. Faghri authored eight books and edited volumes, more than 310 archival technical publications (including 210 journal papers), and 9 U.S. patents.  He has served as a consultant to several major research centers and corporations, including Los Alamos and Oak Ridge national laboratories, Exxon Mobil Corporation, and Intel Corporation.  Dr. Faghri's technical productivity is further complemented by his service on the editorial boards of eight scientific journals.  Dr. Faghri has received many honors and awards, including the American Institute of Aeronautics & Astronautics (AIAA) Thermophysics Award in 1988, the American Society of Mechanical Engineering (ASME) Heat Transfer Memorial Award in 1988, the ASME James Harry Potter Gold Medal in 2005, and the ASME/AIChE Max Jakob Memorial Award in 2010. Dr. Faghri received his M.S. and Ph.D. degrees from the University of California at Berkeley (1974,1976) and a B.S. with highest honors from Oregon State University (1973). As former Dean of the School of Engineering at the University of Connecticut from 1998-2006, with financial oversight responsibilities for all engineering departments and research centers, Dr. Faghri provides the Company with a wealth of valuable executive and engineering experience. His association with U.S. companies and global academia provides the Company with valuable state of the art engineering resources and workforce development.

Alan B. Levine has been a director and chairman of our Audit Committee since October, 2005. Mr. Levine served as Chief Financial Officer and Director of Virtual Access Networks, Inc. (2001 to 2002) and Chief Financial Officer and Treasurer of Marathon Technologies Corporation (1998 to 2001). Mr. Levine is currently a director of Dynasil Corporation of America and Chairman of the Audit Committee. From January, 2007 until July, 2011, he served as Vice President and Chief Financial Officer of the Graduate Management Admission Council. Prior to this, Mr. Levine was with Ernst & Young LLP from 1974 to 1998, and was Partner from 1986 to 1998, where he established and directed an Entrepreneurial Services practice. He is currently retired. Previously, Mr. Levine served as a director and Audit Committee Chair of MCK Communications, director and Audit Committee Chair of Nextera Enterprises, Inc., and director of Magnatek, Inc. Mr. Levine earned a Bachelor of Arts degree from the University of Vermont. He also holds a Master of Accounting degree from the University of Arizona and was a certified public accountant. As chairman of our Audit Committee Mr. Levine has demonstrated that he is valuable to the Audit Committee’s function. He is the Company’s designated "audit committee financial expert" as defined by SEC regulations. Mr. Levine brings to the Board extensive demonstrated expert knowledge and experience in accounting and finance from his Master of Accounting degree and as a former partner with Ernst & Young LLP and former Chief Financial Officer. This knowledge and experience gives Mr. Levine a perspective that he is able to use to help the Audit Committee and Board understand the highly technical issues management confronts on a daily basis and to serve as a critical resource for management. Mr. Levine’s depth of business, accounting and financial experience makes him an excellent candidate as a member of our Board.

Dr. Thomas J. O’Brien has been a director and Audit Committee member since February, 2006. Dr. O’Brien has served as a professor at the University of Connecticut since 1986 and as the Head of the Finance Department from 1999 until 2007. Prior to this, Dr. O’Brien held positions at the University of North Carolina-Chapel Hill, Duke University, University of North Carolina-Charlotte and Florida State University. In addition to Dr. O’Brien’s distinguished career as a professor, he has also written several books and has co-authored numerous papers and articles covering topics in finance. Dr. O’Brien earned a Bachelor of Arts degree in Economics from Davidson College. He received his MBA from the University of Pennsylvania and holds a PhD in Finance from the University of Florida. When he was elected as a director, Dr. O’Brien had established an impressive academic record in finance, and was Head of the Finance Department at the University of Connecticut. Dr. O’Brien provides the Company with a wealth of valuable academic finance knowledge and executive experience which qualifies him as a "Financial Expert" for the Audit Committee. His continuing association with the University of Connecticut provides the Company and the Audit Committee and the Board with a valuable state of the art finance resource. This collective background and experience makes him an excellent candidate as a member of our Audit Committee and Board.

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Mitchell I. Quain has been a director since September, 2011. He is a Senior Advisor to the Carlyle Group and was a Partner of One Equity Partners, a private investment firm until December, 2011. From 2006 to 2010, he was a Senior Director of ACI Capital Corp. From 2002 to 2005, he was Chairman of Register.Com, Inc., an internet services provider, and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capabilities including Vice Chairman. Mr. Quain has a B.S.E.E. in electrical engineering from the University of Pennsylvania and an M.B.A. degree from the Harvard Business School and is a Chartered Financial Analyst. Previously Mr. Quain served on the Boards of publicly traded AstroMed, Inc., DeCrane Aircraft Holdings, Inc., Handy & Harman, Heico Corporation, Mechanical Dynamics, Inc., Titan International, Inc., Magnetek, Inc. and Tecumseh Products Company. Mr. Quain is currently a Director of Hardinge Inc., Xerium, Inc. and Jason Industries, Inc. Mr.Quain's academic background, 30 years of investing experience, working knowledge of capital markets gained from his experiences as an investment banker and his knowledge and experience as a Chartered Financial Analyst qualify him as a "Financial Expert" for the Audit Committee. In addition, his service as a director of other publicly traded industrial products manufacturers are valuable resources to the Board. This collective background and experience makes him an excellent candidate as a member of our Audit Committee and Board.

Edward D. Stewart has been a director since June, 2013. Mr. Stewart is the former Chairman of the Board of ATC Technology Corporation and has served on other company Boards and Audit Committees. Mr. Stewart has many years of financial and operational experience with General Electric Company including as Executive Vice President of GE Capital and Chief Financial Officer of a number of other GE businesses. Mr. Stewart is currently a member of the Board of Directors of Nordstrom fsb, a wholly owned subsidiary of Nordstrom, Inc. and a member of its Audit and Investment Committees. Mr. Stewart earned a Bachelor of Arts, Economics degree from Tufts University. His extensive financial experience qualifies him as a "Financial Expert" for the Audit Committee. In addition, his service as a director of other publicly-traded and private companies are valuable resources to the Board. This collective background and experience makes him an excellent candidate as a member of our Audit Committee and Board.

Daniel A. Bergeron has been a director since June, 2013 and has been with the Company for 14 years. He joined us in May, 2003 as Vice President, Finance. On August 5, 2003, he was appointed Vice President and Chief Financial Officer. On June 7, 2017, he was additionally appointed Chief Operating Officer. From November, 2002 through May, 2003, he served as Vice President and Chief Financial Officer of Allied Healthcare International, Inc., a publicly-held provider of healthcare staffing services. Mr. Bergeron served as Vice President and Chief Financial Officer at Paragon Networks International, Inc., a telecommunications company, from June, 2000 to October, 2002. From April, 1998 to February, 2000, he served as Vice President and Chief Financial Officer of Tridex Corporation, a publicly-held software company. From July, 1987 to March, 1998, Mr. Bergeron held various financial reporting positions with Dorr-Oliver Inc., an international engineering and manufacturing company, including Vice President and Chief Financial Officer. Mr. Bergeron holds a B.S. in Finance from Northeastern University and a M.B.A. from the University of New Haven. Mr. Bergeron provides our Board with significant financial leadership and executive experience.  His proven leadership capability and his strong knowledge of the complex financial and operational issues facing mid-sized companies provides the Board with a unique and necessary perspective. This collective background and experience makes him an excellent candidate as a member of our Board.

Set forth below is information concerning our executive officers who are not directors.

Thomas C. Crainer has been with the Company for 31 years. He joined us in 1986 as Plant Manager at the ITB division in California and was promoted to General Manager in 1995 and Vice President and General Manager in 2008. In 2000, Mr. Crainer became General Manager for RBC Schaublin. In 2003, he returned to the U.S. to assume additional responsibilities and is currently responsible for our Heim Bearings, Engineered Component, PIC Design and Precision Products facilities. He had previously been employed for six years at TRW Bearing in Falconer, NY as Manufacturing Supervisor, Production Control Manager and Manufacturing Manager. He received an undergraduate degree in Business Administration from St. Bonaventure University and in 1991 he received an M.B.A. from the University of Phoenix.

Richard J. Edwards has been with the Company for 27 years. He joined us as Manufacturing Manager for the Hartsville, South Carolina facility in 1990. After holding the positions of Plant Manager for the Hartsville Plant, and Director of Operations for the RBC Divisions, he was named Vice President and General Manager for the RBC Divisions in 1996. Prior to joining us, Mr. Edwards spent six years with The Torrington Company as Materials Manager, and later Plant Superintendent in the Tyger River plant. He holds a Bachelor of Science degree in Management from Arizona State University.

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Thomas J. Williams has been with the Company for 11 years. He joined us as Corporate General Counsel and Secretary in May, 2006. From April, 2001 through May, 2006, he served as Assistant General Counsel of Ingersoll-Rand Company, a publicly-held manufacturing company. Mr. Williams was a member of the law firm of Pepe & Hazard LLP and was with the firm from February, 1999 to April, 2001. From February, 1998 to February, 1999, Mr. Williams was engaged in the private practice of law and financial planning. From August, 1981 to February, 1998, Mr. Williams served as Director of International Taxes and subsequently as Associate General Counsel and Assistant Secretary for The Stanley Works a publicly-held manufacturing company. From October, 1973 to August, 1981 Mr. Williams was employed by the Internal Revenue Service in Boston and New York as an Internal Revenue Agent and International Examiner. Mr. Williams holds a B.S.B.A. in Accounting from Stonehill College and a J.D. from Suffolk University and was a licensed certified public accountant.

Robert M. Sullivan has been with the Company for one year. He was appointed Corporate Controller on February 13, 2017. He joined us as Assistant Corporate Controller in March 2016. From October 2013 to March, 2016 he worked at Sikorsky Aircraft Corporation involved in business development, program finance and financial planning and analysis. From August 2007 until October 2013 he was employed by Ernst & Young LLP as an Audit Manager. Mr. Sullivan holds a Bachelor of Science degree in Accounting from Fairfield University, a Master of Science degree in Accounting and Taxation from the University of Hartford, and he is currently pursuing his Masters of Business Administration degree from the University of Connecticut. He is a licensed certified public accountant.

Ernest D. Hawkins has been with the Company for two years. He was appointed Vice President Finance and Chief Accounting Officer on June 7, 2017. Since April, 2014 he was Corporate Controller of the Company’s Sargent Aerospace & Defense Division. From January, 2008 to April, 2014 he was Segment Controller for the Dover Engineered Systems division of Dover Corporation. Mr. Hawkins holds a Bachelor of Science degree in Accounting from Ball State University and was a licensed certified public accountant.

There are no family relationships between any of our directors or executive officers.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

This Compensation Discussion and Analysis provides a detailed description of our executive compensation philosophy and programs, the compensation decisions the Compensation Committee has made under those programs and the factors considered in making those decisions. This Compensation Discussion and Analysis focuses on the compensation of our named executive officers for fiscal 2017, who were:

Name	Position
Dr. Michael J. Hartnett	Chairman, President and Chief Executive Officer
Daniel A. Bergeron	Director, Vice President, Chief Operating Officer and Chief Financial Officer
Thomas C. Crainer	Vice President and General Manager
Richard J. Edwards	Vice President and General Manager
Thomas J. Williams	Corporate General Counsel & Secretary

The following information can be found in this year’s Compensation Discussion and Analysis and supporting tables:

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COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board has reviewed and discussed with management the Compensation Discussion and Analysis. Based on that review and discussion, the members of the Compensation Committee identified below recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Respectfully submitted,

The Compensation Committee of the Board of RBC Bearings Incorporated

Richard R. Crowell (Chairman)

Alan B. Levine

Dr. Amir Faghri

Executive Summary: An Overview of Fiscal 2017

At last year’s annual meeting, approximately 51% of stockholder votes supported the advisory vote to approve executive compensation. The Company and Compensation Committee were disappointed with this outcome and wanted to take an opportunity to address the issues that were raised.

Compensation Philosophy and Programs

The Company’s core focus is on the delivery of sustainable Company performance and long-term stockholder value. The Company’s compensation programs are designed to further and support this focus and to incentivize and reward executives for achieving outstanding performance and generating value for the Company’s stockholders. In light of the outcome of last year’s advisory say-on-pay vote, the Company conducted a thorough review of its compensation philosophy and programs, as well as the Company’s performance and creation of value for our stockholders. The objective of this review was to assess whether our existing compensation programs were in fact properly aligning executive compensation with stockholder interests and realizing the pay-for-performance philosophy that we embrace. Our conclusion, as described in greater detail below, was that based on the Company’s outstanding performance relative to our peers, our compensation program is properly incentivizing our executive leadership to drive the Company forward and generate value for our stockholders. Based on this conclusion, and following a number of changes to the compensation programs in fiscal 2014, we determined that substantive changes were not necessary at that time.

Overview of our Compensation Programs	Overview of Governance Practices and Policies

•     Compensation is delivered in the form of fixed pay, a cash incentive paid based on short-term performance and a mix of long-term equity incentives

•     All elements of compensation are targeted against the 50th percentile of the Company comparator group

•     All of the CEO’s variable compensation is performance-based

•     All named executive officer long-term incentives are stock-based, providing a direct tie to delivering sustainable long-term stockholder value

•     Long-term incentive awards vest over a period of three to five-years

•     Corporate performance assessment is based on EBTIDA

•     Segment performance assessment for other NEOs is based on: (i) divisional sales plus depreciation minus total factory costs for the fiscal year division target comprised of revenue plus depreciations minus total factory cost; (ii) divisional revenue growth relative to U.S. Gross Domestic Product; and (iii) non-financial and qualitative performance goals, such as customer services levels, development of human resources, and overall Company and individual performance.

•     Short-term incentives for named executive officers other than the CEO take account of individual performance

•     Modest perquisites

•     An annual stockholder “Say on Pay” vote

•     A pay for performance philosophy

•     Use an appropriate comparator group, selected based on a range of financial factors

•     Significant stock ownership guidelines for the Executive Officers

•     A clawback policy that applies to all incentive compensation for the Executive Officers

•     Double trigger provisions in the event of a change in control

•     Prohibition on share recycling under the Long-Term Incentive Plan

•     Retention of an independent external compensation consultant

•     No repricing or backdating of options

•     No employment agreements, other than for the CEO and COO/CFO.

•     No “gross-ups”

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For fiscal 2017, the CEO’s total compensation was $7,694,114, of which $ 6,668,305 (or 87%) was pursuant to a performance-based compensation program. The following pay mix graph for the CEO demonstrates the focus on performance-based pay.

Stockholder Engagement

The Company is committed to maintaining an ongoing dialogue with our stockholders to understand any concerns they may have with our compensation program or otherwise. Following the “Say on Pay” outcome in respect of fiscal 2016, the Company reached out to a number of stockholders to discuss our compensation program, explain the basis for our compensation decisions, and invite stockholder feedback regarding specific concerns with our compensation program. Based on the feedback, the Compensation Committee has evaluated and will continue to evaluate compensation program design in fiscal 2018.

Our discussions with our stockholders generally focused on their process for evaluating say-on-pay and pay for performance issues. In certain cases, stockholders indicated they vote on compensation issues based on evaluations made by their internal staff, while others indicated they vote on compensation issues taking into consideration the recommendations made by whomever they use for proxy advisory services. Below we directly address the following primary issues raised with respect to our compensation program by proxy advisory service providers:

•	The Use of EBITDA as the Primary Incentive Compensation Metric with ROIC as a supplemental metric.
•	Maintaining Our Compensation Comparator Group
•	Pay for Performance Philosophy

Following this discussion, we set forth highlights of our fiscal year 2017 financial performance that demonstrate the effectiveness of our executive compensation program.

Executive Pay Program Updates and 2016 Say on Pay Vote.

At our 2016 Annual Stockholders Meeting, approximately 51% of votes cast supported the Company’s executive compensation program. This included the support of 14 of our 25 largest stockholders (excluding management), and reflected an improvement versus the prior year.

Over the past year, our Compensation Committee, working with management, has undertaken a review of our executive compensation programs. This effort included discussions with 15 major institutional stockholders and their corporate governance groups specifically regarding executive compensation, analysis of market practices at peer companies, and retention by the Compensation Committee of an independent compensation consultant. The objective of the investor outreach was to understand the factors our stockholders consider to be most important when evaluating our executive compensation program. We learned that stockholders were not seeking major changes to our executive compensation program, but rather that they had some ideas to refine and improve the program, often specific to CEO pay. Major stockholders were not prescriptive about plan design. Instead, they were more interested to see that the results and outcomes delivered by the plans were appropriately aligned with Firm-wide and individual performance.

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We took action in response to investor feedback:

Feedback We Received	Action Taken by Compensation Committee (2017)

While the stockholders believed that the EBITDA measurement worked well for the Company given its financial performance the stockholders recommended the Board consider adding one or two more metrics to the compensation plan, such as return on invested capital. The stockholders believed that management was in the best position to determine the best targets for how they manage the business. Certain shareholders indicated that total shareholder return (“TSR”) should not be used as a metric and do not follow the recommendations of the proxy advisor groups.	For Fiscal 2018 and forward the Compensation Committee has amended the Company’s equity compensation program for the CEO and COO/CFO so that approximately 33 % of the total equity compensation is based on return on invested capital (“ROIC) as the measurement base. This would apply to stock options grants as well as restricted stock grants. The CEO’s and COO/CFO’s compensation will be based on a combination of EBITDA and ROIC, two measurement factors that management and the Compensation Committee believe fit very well with how the business is managed and align compensation with both the short term and the long term performance of the Company.

The stockholders believed it was reasonable to expect that Dr. Hartnett's compensation should be higher than the Peer Group given the fact that he is the Company founder and his length of service as well as the Company’s superior long term results.	Notwithstanding the stockholder’s belief as to the reasonableness of Dr. Hartnett’s compensation, Dr. Hartnett’s compensation has been restructured with the effect that his total compensation, including base salary, incentive bonus and equity compensation, has been reduced by 20% based on compensation targets.

The stockholders were generally not pleased with the ISS recommendation to vote against the election of directors. The stockholders additionally understood the Company’s frustration with the proxy advisor groups and particularly with the 2016 peer group selected by ISS.	The Company will continue to be primarily guided by the feedback from its stockholders with respect to its compensation programs and any recommended changes.

A few stockholders expressed concern over the staggered board with a possible solution being the ability for a stockholder to call a special meeting with a 20% to 25% threshold.	The Company intends to seek additional feedback from a broader sampling of shareholders during the coming year concerning the expressed concern.

Several stockholders expressed concern over the director majority vote issue.	The Company has included the amendment of the Company’s Bylaws to provide for majority voting as set forth in Item 5 with a recommendation “FOR” its approval.

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The Use of EBITDA

EBITDA is the core measure used to assess Company operating performance under the variable pay programs applicable to our named executive officers. EBITDA is defined as the consolidated operating income plus depreciation, amortization and incentive stock compensation as reported by the Company. The Company and Compensation Committee believe that EBITDA is the most appropriate measure of operating performance for a number of reasons, and that, of the various performance metrics we could use under our variable pay programs, EBITDA most closely aligns with our stockholders’ best interests. A shared theme concerning the 2015 “Say on Pay” advisory vote was that we use EBITDA as the primary performance metric for purposes of the formulaic components of our performance-based compensation. The Compensation Committee uses EBITDA performance to determine the variable compensation of the CEO. The CEO’s annual performance incentive is based solely on EBITDA performance. The achievement of plan results in an annual incentive of 150% of base salary, with no incentive earned for achieving less than 80% of plan. EBITDA is also used to determine the size of awards under the long-term incentive program, requiring minimum performance of 75% of plan during the year to earn an award of both stock options and restricted stock. We took this observation very seriously and we revisited our use of EBITDA as the primary performance metric under both our short-term and long-term incentive plans. In our case, we continue to believe quite strongly that EBITDA is the most appropriate metric and that its use as the primary performance metric is a significant driver for our outstanding results and stock performance.

•	Our sole motivation in selecting performance metrics is to choose the metric that most accurately captures our performance as a company and the value that we are generating for our stockholders. We strongly believe that EBITDA is that metric.

•	EBITDA is the core foundation on which all of our business units run. In 2003, RBC Bearings was a highly leveraged private company. We developed a strong focus and discipline around cash management and capital allocation from the top of the organization to the bottom. We continue to apply this focus in operating our company today.

•	EBITDA allows management, investors, and others to evaluate and compare the Company’s core operating results, including return on capital and operating efficiencies, from period to period by removing the impact of the Company’s capital structure (interest expense from our outstanding debt), asset base (depreciation and amortization), tax consequences, changes in accounting reserves, other non-operating items and share-based compensation.

•	EBITDA is the measure that guides the Company through managing cash flow, operating cost and efficiency, and capital allocation during periods of economic downturn and inhibits the manipulation of operating performance through excessive leverage or capital expenditures, the impact of which are more problematic during periods of economic downturn.

•	EBITDA is a key driver for debt covenants.

•	We use EBITDA for business planning purposes, to run the business, for capital allocation decisions and to evaluate and price potential acquisitions.

•	In addition to its use by management, we also believe EBITDA is a measure widely used by securities analysts, investors, and others to evaluate the financial performance of our Company and other companies in our industry.

•	We view EBITDA as the most reliable bellwether of how well we are converting the Company’s revenue into value for our stockholders.

We did consider alternatives to the continued use of EBITDA, such as total shareholder return (“TSR”). We recognize that many companies use TSR as a performance metric under their compensation programs, and that its use is familiar to, and might be welcomed by, some shareholders. However, the feedback we received from our stockholders recommended against using TSR and upon considering how TSR would apply to RBC, we identified a number of challenges, particularly relating to the selection of an appropriate peer group with respect to TSR. Incorporating TSR as a performance metric would also be a major change internally to our organization and could disrupt how we run the business and achieve the results we have over the last 13 years. We have relied on EBITDA as our primary performance metric since our IPO in 2005, when our stock entered the market at $14.50 per share. On July 1, 2017, we were trading at $101.76 per share. We believe we are unique among our peers in achieving this result for our shareholders.

Our adoption of the ROIC metric for fiscal 2018 equity compensation is based on the belief that ROIC captures not just profitability but whether the magnitude of profitability is appropriate for the investments made. ROIC can also be compared across companies and industries and provides a closer link to key drivers of value creation. We also believe that ROIC works in close synergy with our primary EBITDA metric.

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Maintaining our Compensation Comparator Group

The Compensation Committee reviews the Compensation Comparator Group (“Comparator Group”) annually to ensure it remains fit for the purposes of establishing annual executive compensation. Given the significant impact the Sargent acquisition had on the Company, updating the peer group for 2016 was necessary due to the increased size of the Company and its higher weighting within the aerospace sector. In assessing the composition of the Comparator Group, we use a number of selection criteria, including industry focus, company scope measured through revenue, market capitalization, headcount and financial growth. The Compensation Committee, along with confirmation by our stockholders, believes that this customized approach is preferable to an algorithmic GICS code approach to selecting a peer group, which lacks the precision and ability to take into account unique circumstances that we believe are crucial to devising a fairly representative peer group, particularly for companies like us that happen to be smaller than many of our competitors in the marketplace.

The Compensation Committee believes that offering competitive compensation packages to our leadership team is critical to retaining, for both the Company and our stockholders, the talent that has driven the outstanding results we have achieved during the past several years. To be legitimately competitive, our compensation program must be benchmarked against the full array of our competitors, not solely against our similarly sized competitors. As part of our comprehensive compensation review during fiscal year 2017, our Comparator Group, remain unchanged from that in 2016. Details can be found on page 35. Our executives’ compensation is targeted at the 50th percentile against this market Comparator Group.

Pay for Performance Philosophy

The Company enthusiastically embraces the pay for performance philosophy, and it was this philosophy that guided the Compensation Committee’s deliberations regarding whether to modify our compensation program for fiscal year 2017. As described in greater detail in the following section, the Company achieved outstanding performance across numerous metrics during fiscal year 2017. We believe this outstanding performance underscores the effectiveness of our compensation program. The program we have designed is incentivizing our executive team to drive the results that create value for our stockholders and motivating our executive team to sustain that value creation in future fiscal years by rewarding the value created in fiscal year 2017. We believe our compensation program exemplifies a properly functioning pay for performance approach to compensation. We have constructed a compensation program that incentivizes our executive team to outperform our peers, and they have delivered on that objective, thereby generating significant value for our stockholders. We believe that maintaining our compensation program is a key component to sustaining this value creation for our stockholders through future fiscal years.

Performance Highlights and Pay Outcomes in 2017

Operating Results:

The Company’s operating results for fiscal 2017 demonstrated solid execution and continued strong operating performance. Net sales increased 3.0 % from the previous year with corresponding significant increases to operating income, net income, diluted earnings per share and EBITDA.

Stock Performance:

As reported in the Company’s fiscal 2017 Form 10-K annual report, the following graph shows the total return to our stockholders compared to the Russell 2000 Small Cap Index and the Nasdaq Composite Index over the period from March 31, 2012 to April 1, 2017. Each line on the graph assumes that $100 was invested in our common stock on March 31, 2012 or in the respective indices at the closing price on March 31, 2012. The graph then presents the value of these investments, assuming reinvestment of dividends, through the close of trading on April 1, 2017.

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*The cumulative total return shown on the stock performance graph indicates historical results only and is not necessarily indicative of future results.

These performance achievements resulted in

•	Annual cash incentive awards ranging from 40.9% - 100.0% of target;
•	Discretionary performance-based annual bonuses for the named executive officers other than the CEO ranging from 0.0% to 16.1% of salary;
•	A performance-contingent restricted stock award to the CEO worth 100% of target; and
•	A performance-contingent stock option award to the CEO worth 100% of target.

More detail is provided in the following sections on the performance and decisions related to these awards.

Compensation Governance and Policies

Compensation Objectives and Philosophy

The Company’s compensation programs are designed to reward executives based on favorable performance and results. Compensation policies and plans (including benefits) are designed to attract and retain top quality and experienced executives by providing the opportunity to earn competitive cash compensation based on corporate, business unit and individual performance, plus the opportunity to accumulate stock-based wealth commensurate with the long-term growth and value created for the Company’s stockholders.

The Company seeks to attract executive talent by offering competitive base salaries and annual and long-term performance incentive opportunities.  The Company provides incentives that promote both the short and long-term financial and strategic objectives of the Company. Achievement of short-term objectives is rewarded through base salary and annual performance incentives, while long-term incentive grants (primarily stock options and restricted stock) encourage executives to focus on and align themselves with the Company’s long-term goals as well. These incentives are based on an approved operating plan based on EBITDA which, by its nature, captures financial objectives of importance to the Company, including revenue and earnings growth, cash flow generation and creation of stockholder value. The Company’s compensation program also accounts for individual performance, which enables the Company to differentiate among executives and emphasize the link between personal performance and compensation. In addition for fiscal 2018 forward an additional ROIC metric has been added for a portion of the CEO’s and COO/CFO’s equity compensation program.

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Compensation Process

Constituent	Roles and Responsibilities
Compensation Committee (Comprised of the following three independent Directors for fiscal 2017: Richard R. Crowell (Chairperson), Alan B. Levine and Dr. Amir Faghri)

•      Details of the Compensation Committee’s duties are summarized in the Corporate Governance section of this proxy statement, and are set out in full in the Compensation Committee Charter, which can be viewed on the Company website at http://investor.rbcbearings.com.

•      Oversees the manner in which the Board discharges its responsibilities relating to the Company’s compensation policies and plans.

•      Reviews and determines, as appropriate, the compensation of the Company’s executive officers.

•      In consultation with the Board, the CEO, and senior management, develops and approves the Company’s executive compensation philosophy.

•      Reviews and approves corporate goals and objectives related to the CEO’s compensation and evaluates the CEO’s performance.

•      Determines the CEO’s compensation and reviews and approves the CEO’s recommendations regarding the compensation of the other executive officers.

•      Sole authority to retain and terminate executive compensation consultants engaged to provide advice to the Compensation Committee in connection with its responsibilities and to retain other professional advisors when necessary or appropriate.

Advisors to the Compensation Committee

•      Assist the Compensation Committee and senior management in their periodic review of the effectiveness and competitiveness of the Company’s executive compensation structure.

•      Generally report directly to the Board, although occasionally are engaged by senior management, subject to Compensation Committee approval and oversight.

•      During fiscal year 2016, the Compensation Committee retained Radford (an Aon Hewitt entity) as an independent advisor.

•      During the past year, the Compensation Committee retained Willis, Towers Watson as an independent advisor.

Company Management

•      The CEO, who is in the best position to initially assess performance, makes recommendations to the Compensation Committee regarding compensation decisions applicable to the other executive officers.

•      Company management provides input and feedback to the Compensation Committee regarding the Compensation Committee’s compensation process.

•      Company management may be invited to attend Compensation Committee or Board meetings from time to time, or to contribute materials for such meetings. No member of Company management is present when the Compensation Committee or Board discusses his or her compensation.

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Governance Policies

Interlocks and Insider Participation

No member of the Compensation Committee has ever been an officer or employee of the Company, or had any relationship with the Company requiring disclosure as a related-party transaction in the section “Certain Relationships and Related Transactions” of this proxy statement. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Board or the Compensation Committee during fiscal 2017.

Executive Compensation Clawback Policy

The Company maintains an Executive Compensation Clawback Policy to deter fraud and intentional illegal conduct that materially contributes to a restatement of our financial statements. The policy provides that if it is found that an Executive Officer engaged in fraud or intentional illegal conduct that materially contributed to the need to restate our financial statements, and the amount of any performance-based compensation actually paid or awarded to such Executive Officer would have been less had it been calculated based on such restated financial statements then, subject to certain exceptions set forth in the Policy, the Compensation Committee can seek to recover the after-tax portion of the difference between the amount actually paid and the amount that should have been paid.

The full Executive Compensation Clawback Policy can be found as Exhibit 10.1 to Current Report on Form 8-K dated July 25, 2013. This policy will be revised as required under the Dodd-Frank Act once the regulations implementing the clawback policy requirements of that law have been finalized.

Stock Ownership Guidelines

We operate stock ownership requirements for each of our Executive Officers and Non-Employee Independent Directors. These stock ownership requirements are designed to encourage stock ownership by our Executive Officers and Non-Employee Independent Directors and to further align their interests with our stockholders. Each Executive Officer and Non-Employee Independent Director must achieve and maintain ownership of ordinary stock or ordinary stock equivalents at or above a prescribed level. The requirements are as follows:

Position	Percent of Base Salary
Chief Executive Officer	6x multiple of base salary
All other Executive Officers	3x multiple of base salary
Non-Employee Independent Directors	3x multiple of annual retainer fee

Our stock-ownership program requires the accumulation of ordinary stock (or ordinary stock equivalents) over a five-year period following the date the person becomes subject to stock-ownership requirements. Executive Officers who experience a change of title or in base salary, and who have their stock ownership requirement increased as a result, have three years to achieve the new level from the date of such event. Ownership credit is given for actual ordinary stock and restricted stock owned, whether or not vested. Stock options do not count toward meeting the stock-ownership target unless the stock option is exercised and the stock received through the exercise is held as ordinary stock. The Compensation Committee reviews compliance with these guidelines on an annual basis.

The full text of the Company’s Stock Ownership Guidelines is filed as Exhibit 10.1 to Current Report on Form 8-K dated June 17, 2013.

Maintaining a Compensation Peer Group

The Compensation Committee compares the Company’s senior management compensation levels with those of companies in industries related to the Company and similar-sized companies in the industrial machinery, aerospace & defense, electronic equipment & instruments, electrical equipment, and semiconductor bearings industries. During 2016 the Compensation Committee undertook a review of our compensation peer group with the support of Radford, the Compensation Committee’s independent advisor. Given the significant impact the Sargent acquisition had on the Company, updating the peer group was necessary due to our increased size and higher weighting with the aerospace sector. A number of criteria were identified to inform the selection of appropriate peers, including industry focus, company scope measured through revenue, market capitalization, headcount and financial growth. As a result of the analysis, for 2016 six companies were removed from the previous peer group and seven companies were added. For 2017 the peer group remains unchanged from 2016.

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Fiscal 2017 Peer Group

Barnes Group	AAR
Crane	Astronics
FARO Technologies	CIRCOR International
FLIR Systems	Cognex
Franklin Electric	Curtiss-Wright
Graco	Esterline Technologies
HEICO	Teledyne Technologies
Hexcel
Kulicke and Soffa Industries
Moog
MTS Systems

The Compensation Committee targets all elements of compensation at the 50th percentile of our peer group.

Compensation Program Components

The Compensation Committee regularly reviews and updates the Company’s compensation program for the CEO and other executive officers to ensure that compensation levels and benefits are competitive and reasonable, as measured against our peer group and using the guidelines described above.

The named Executive Officer’s core compensation elements are base salary, an annual cash incentive and a long-term equity incentive award in the form of Restricted Stock and Stock Options. Details and outcomes for fiscal 2017 are described below.

Base Salaries

Base salaries are reviewed annually. In 2017, the Compensation Committee reviewed the base salary of the CEO in accordance with his 2013 Amended and Restated Employment Agreement. The Compensation Committee also reviewed the CEO’s salary recommendation for the other named executive officers.

In reviewing and approving changes in base salary, the Compensation Committee takes account of a number of factors including:

•	Performance in role
•	Competitive positioning against market
•	Value to the Company and future potential
•	Scope of responsibility
•	Prior experience

As a result of the review, the following changes, based on fiscal years, were approved:

Name and Position	2016 Base Salary	2017 Base Salary	Change
Dr. Michael J. Hartnett	$922,643	$968,776	5.0%
Daniel A. Bergeron	$370,000	$400,000	8.1%
Thomas C. Crainer	$314,000	$323,420	3.0%
Richard J. Edwards	$306,000	$306,000	0.0%
Thomas J. Williams	$256,250	$261,375	2.0%

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In approving these changes, the Compensation Committee took into account the performance of and achieved by the individuals and their salaries’ competitive relationship to industry and market level considerations within the ranges the Compensation Committee considers reasonable and necessary for the relative positions.

Annual Incentive Compensation Plan

Under the Company’s annual incentive compensation plan (“Annual Incentive Plan”), the Company pays performance-based annual cash incentive awards. The Annual Incentive Plan primarily assesses performance relative to stretching EBITDA goals on a formulaic and/or discretionary basis. As explained above (see page 31), EBITDA is the primary measure under the Annual Incentive Plan for a number of reasons:

•	It is a multi-faceted measure that assesses management of cash flow, operational efficiencies and top line growth.
•	It aligns the interests of our executive officers and our stockholders, as it is a measure used by securities analysts and investors to evaluate the Company’s performance in absolute and relative terms.
•	It directly reflects how the Company is run, with EBITDA being the primary measures used for business planning purposes.
•	It seeks to minimize the risks associated with other measures, which are open to manipulation, particularly during times of economic uncertainty.
•	The Compensation Committee believes that strong EBITDA performance is an indicator of long-term sustainable performance.

The core EBITDA goal under the Annual Incentive Plan for fiscal 2017 was set at $164,478,000 in accordance with the operating plan. This stretching goal represented an increase of 5.2% on actual $154,813,000 EBITDA achieved in fiscal 2016. Actual EBITDA for fiscal 2017 was $160,840,000 which equated to 97.8% of the stretching goal in the operating plan.

Fiscal 2017 Summary

The following Annual Incentive Plan payments were approved by the Compensation Committee in respect of performance during fiscal 2017:

Name	Annual Incentive	Additional Discretionary Bonus	Total Bonus
Dr. Michael J. Hartnett	$968,776		$968,776
Daniel A. Bergeron	$300,000		$300,000
Thomas C. Crainer	$67,918	$52,082	$120,000
Richard J. Edwards	$73,440	$1,560	$75,000
Thomas J. Williams	$50,000		$50,000

Awards under the Annual Incentive Plan are subject to the Executive Compensation Clawback Policy (see page 35 above for a description of the Executive Compensation Clawback Policy). The discretionary bonuses to Mr. Crainer and Mr. Edwards were based on their achievement of customer service performance objectives and overall Company performance.

For our named executive officers other than Dr. Hartnett and Mr. Bergeron, a broader range of performance measures, beyond EBITDA, is taken into account when determining their payments under the Annual Incentive Plan, to reflect the areas for which they are directly accountable. During the year, the named executive officers were eligible for annual cash incentive awards under the Annual Incentive Plan as follows, with percentages expressed relative to year-end Base Salary:

Name	Target Bonus (% of Base Salary)		Maximum Bonus (% of Base Salary)		Performance Measures	Performance Assessment
Dr. Michael J. Hartnett	150%		250%		EBITDA	Formulaic
Daniel A. Bergeron	75%		93.75%		EBITDA	Discretionary within established parameters
Thomas C. Crainer Richard J. Edwards	60 60	% %	90 90	% %	Divisional sales plus depreciation minus total factory costs; divisional revenue growth relative to U.S. Gross Domestic Product; non-financial and qualitative performance goals
Thomas J. Williams	40%		N/A		Overall Company and Individual performance

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In addition, the Compensation Committee may pay additional discretionary bonuses to the named executive officers other than the CEO in the case of exceptional performance1.

An explanation of the performance assessment and annual incentive payments awarded during the year are set out below.

Dr. Michael J. Hartnett

In accordance with the CEO’s April 4, 2013 Amended and Restated Employment Agreement, the CEO is entitled to an annual performance incentive equal to an amount determined as a percentage of the CEO’s base salary, based on the following criteria:

Percentage of Actual EBITDA to Plan	Amount of Bonus
80% to 89.9%	75% of Base Salary
90% to 99.9%	100% of Base Salary
100% to 109.9%	150% of Base Salary
110% to 119.9%	200% of Base Salary
120% or higher	250% of Base Salary

Actual EBITDA relative to Plan for fiscal year 2017 was 97.8%. This resulted in an annual incentive payment for Dr. Hartnett of 100% of his base salary, or $968,776.

Daniel A. Bergeron

The Vice President and Chief Financial Officer is eligible for an annual performance incentive based on the following criteria:

Percentage of Actual EBITDA to Plan	Amount of Bonus
0% to 89.9%	No automatic bonus

90% to 104.9%	Assessed at the discretion of the CEO in the context of a target of 75% of Base Salary
105% or higher	93.75% of Base Salary

Actual EBITDA relative to Plan for fiscal year 2017 was 97.8%. This resulted in an annual incentive payment for Mr. Bergeron of 75% of salary, or $300,000.

Thomas C. Crainer and Richard J. Edwards

Named executive officers in charge of operating segments are eligible for an annual performance incentive of up to 60% of their base salary, based on performance in three areas.

1.	Divisional sales plus depreciation minus total factory costs for the fiscal year. This component is targeted at 50% of the total annual performance incentive (or 30% of their base salary), subject to adjustment based on level of achievement as noted below

Percentage of Achievement of Target Goal	Amount of Bonus as Percentage of Target
0% to 80%	No bonus
100%	100%
120% or higher	200%

2.	Divisional revenue growth relative to U.S. Gross Domestic Product. This component is equal to 25% of the total target annual performance incentive (or 15% of their base salary). This component is earned upon achievement of divisional revenue growth that exceeds two times U.S. Gross Domestic Product.

1 Exceptional performance is determined based on a subjective evaluation of performance by the CEO relative to a number of factors, including, but not limited to, “Cash Flow”, “Cumulative Earnings Per Share Growth”, “Customer Service Levels” and “Debt (Net Debt) to Capital”.

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3.	Non-financial and qualitative performance goals. This component is equal to 25% of the total target annual performance incentive (or 15% of their base salary) and is the only discretionary component of the annual performance incentive.

The CEO reviews non-financial performance in areas critical to the long-term success of the business.

For fiscal 2017 Mr. Crainer achieved 83.3 percent of his goal under element (1) of his operating plan and therefore received a payment equal to $19,405, which is 20 percent of the targeted amount under that element multiplied by 30 percent of his base salary. Mr. Crainer did not achieve his goal under element (2) of his operating plan and therefore did not receive a payment under that element. Mr. Crainer received a payment equal to $48,513 under element (3) of his operating plan, based on his performance as well as his achievement of customer service performance objectives and overall Company performance.

For fiscal 2017, Mr. Edwards achieved 85.5 percent of his goal under element (1) of his operating plan and therefore received a payment equal to $27,540 which is 30 percent of the targeted amount under that element multiplied by 30 percent of his base salary. Mr. Edwards did not achieve his goal under element (2) of his operating plan and therefore did not receive a payment under that element. Mr. Edwards received a payment equal to $45,900 under element (3) of his operating plan, which is approximately 100 percent of the targeted amount under that element multiplied by 15 percent of his base salary based on his achievement of customer service performance objectives and overall Company performance.

In aggregate, this resulted in the following annual incentive payments:

•	Thomas C. Crainer: 21% of salary, or $67,918
•	Richard J. Edwards: 24% of salary, or $73,440

In addition, the Vice President and General Managers were paid discretionary bonuses as described above.

Thomas J. Williams

The Corporate General Counsel & Secretary is eligible for an annual targeted performance incentive equal to a percent of his base salary, determined at the discretion of the CEO based on the Company’s overall performance and Mr. Williams’ individual performance relative to established goals and objectives. The actual annual performance incentive payable to Mr. Williams, as determined by the CEO, is not limited to the targeted percent.

Mr. Williams received an annual incentive payment of 19.1% of salary, or $50,000.

Long-Term Equity Incentive Program

The Company makes awards under the 2013 Long-Term Incentive Plan. This plan provides for grants of stock options, restricted stock and other types of equity awards for executive officers and other key managers.

In fiscal 2017 as was the case in fiscal 2016, awards were made to the CEO and named executive officers in the form of stock options and restricted stock. The purpose of these awards is to align management and stockholder interests over the long-term, by creating a strong and direct long-term relationship between executive compensation, value creation and stockholder returns. Furthermore, any awards under the Long-Term Incentive Plans provide the recipients with an incentive to maximize stockholder value and contribute to our success, while simultaneously enabling us to attract, retain and reward the best available people to lead our Company.

When determining whether to make awards under the Long-Term Incentive Plans to our named executive officers, and when determining the size of any such awards, the Compensation Committee considers a number of factors:

•	For the CEO, the Company’s Actual EBITDA performance over the preceding fiscal year (see below)
•	For the other named executive officers, assessments by the CEO and the Compensation Committee of the achievement of applicable performance metrics
•	The perceived incentive that any grant would provide to generate long-term stockholder value
•	The contribution of the individual

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The criteria for determining the award size for the CEO are as follows:

	Amount Awarded
Percentage of Actual EBITDA to Plan	Restricted Stock	Stock Options
Less than 50%	None	None
50% to 74.9%	11,150	None
75% to 89.9%	16,725	41,000
90% to 99.9%	22,300	80.000
100% to 109.9%	33,450	100,000
110% to 119.9%	44,600	100,000

In addition to the above, the CEO is entitled to an annual performance based baseline restricted stock award of 16,900 shares in the event that the Percentage of Actual EBITDA to Plan equals or exceeds 80%.

The long-term incentive awards have the following design features:

Restricted Stock	Stock Options

•      Typically vest over a three to five-year period, in equal amounts each year

•      Subject to Executive Compensation Clawback Policy

•      Taxed at ordinary income tax rates (subject to withholding) when the stock vests, and the Company receives a corresponding tax deduction.

•      Exercise price equal to fair market value at grant

•      Typically vest over a three to five-year period, in equal amounts each year

•      Expire seven years after the date of grant

•      Subject to Executive Compensation Clawback Policy

•      Taxed at ordinary income tax rates (subject to withholding) on exercise, when the Company receives a corresponding tax deduction

Starting with fiscal 2018 the criteria for determining the award size for the CEO was changed to the following, with the intent to implement a 20% reduction based on achievement of 100% of target:

Percentage of Actual EBITDA to Plan	Amount of Restricted Shares Awarded	Amount of Stock Options Awarded

Less than 75%	None	0
75% to 84.9%	10,680	0
85% to 94.9%	16,020	26,000
95% to 104.9% (target)	21,360	52,000
105% to 114.9%	32,040	52,000
Over 114.9%	42,720	61,360

The CEO is no longer entitled to an annual performance based baseline restricted stock award of 16,900 shares.

In addition, based on feedback from our outreach program with stockholders, an ROIC Based Equity Compensation Award Plan (“ROICAP”) for the Performance Period Fiscal Year 2018 was put in place for the CEO with the following target number of awards:

Target Number of Restricted Stock Units = 10,000

Target Number of Stock Options = 12,000

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Starting with fiscal 2018 the criteria for determining the award size for the COO/CFO was changed from discretionary to the following performance based matrix:

Percentage of Actual EBITDA to Plan	Amount of Restricted Shares Awarded	Amount of Restricted Shares Awarded

Less than 75%	None	0
75% to 84.9%	5,000	0
85% to 94.9%	7,500	7,500
95% to 104.9% (target)	10,000	15,000
105% to 114.9%	15,000	15,000
Over 114.9%	20,000	17,700

In addition, the ROICAP for the Performance Period Fiscal Year 2018 was put in place for the COO/CFO with the following target number of awards:

Target Number of Restricted Stock Units = 5,000

Target Number of Stock Options = 10,000

The ROICAP Program is targeted to comprise approximately 1/3 of the CEO’s and/or the COO/CFO’s total equity incentive compensation in a year where ROIC targets are achieved. The types of grants authorized under this new ROICAP Program are as follows:

Restricted Shares – where 1/3 of such restricted stock award if earned and granted shall vest and become exercisable on each of the first, second and third anniversary of the grant date.

Stock Options – where 1/5 of such options granted shall vest and become exercisable on each of the first, second, third, fourth and fifth anniversary of the grant date. The exercise price for all such options shall be the closing price of the Company’s common stock on the date of grant. Such options shall expire on the 7th anniversary of the date of grant.

As mentioned, the first Performance Period is fiscal 2018. The Performance Measures are established at beginning of Performance period and calculated in accordance with methodology in approved annual External Plans.

Performance Measures - The number of Restricted Shares or Stock Options earned are determined by reference to Return on Invested Capital (“ROIC”). ROIC targets are to be approved annually by the Compensation Committee. ROIC is defined as Adjusted Operating Income (“AOI”) tax effect divided by Equity plus Debt less Cash (“Total Capitalization”). AOI is defined as Operating Income plus Depreciation and Amortization plus Equity Incentive Compensation (adjusted to eliminate the effects of asset impairments, restructurings, acquisitions, divestitures, other unusual or non-recurring items, plant closing costs, and the cumulative effect of tax or accounting changes, as determined in accordance with GAAP, as applicable).

For fiscal 2018 the ROIC Plan target is equal to 8.5%

The Number of Performance Based Restricted Shares or Stock Options Earned for the Performance Period is determined as follows:

	ROIC as % of Plan	Award Multiple
Threshold	-0.75%	50%
Target	0%	100%
Maximum	+0.75%	200%
In Between	Straight Line	Straight Line
Weighting	1/3

[Award Multiple * [TARGET NUMBER]] = number of shares / options actually granted.

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Restricted Stock and Stock Options

As of the end of fiscal 2017, there remained 433,950 shares available for issuance as restricted stock and stock options under the 2013 Long-Term Incentive Plan. Actual EBITDA during the year was 97.8% of plan. Based on these performance results, the following awards were approved by the Compensation Committee in fiscal 2017:

Name	Restricted Stock Fair Value	Stock Options Fair Value	Grant Date Fair Value (% of Base Salary)
Dr. Michael J. Hartnett	$3,672,529	$2,027,000	588%
Daniel A. Bergeron	$729,400	$810,800	385%
Thomas C. Crainer	$72,940	$202,700	85%
Richard J. Edwards	$72,940	$202,700	90%
Thomas J. Williams	$72,940	$152,025	86%

For further information regarding base salary, performance-based annual cash incentive awards under the Annual Incentive Plan, and equity awards under the Long-Term Equity Incentive Program for the named executive officers, see ”Summary Compensation” below.

Benefits and Perquisites

In addition to the core elements of compensation explained in the previous section (i.e., base salary, performance-based annual cash incentive awards under the Annual Incentive Plan, and equity awards under the Long-Term Equity Incentive Program), named executive officers are eligible for certain additional benefits, perquisites and plans, as described below.

Retirement Plans

The CEO and other executive officers are entitled to participate in the Company’s 401(k) plan on the same terms and conditions as all other eligible employees subject to a 5% of eligible employee compensation participation limit for highly compensated employees. The plan is funded by eligible participants through employee contributions and by the Company through matching contributions equal to 30% of the first 6% of eligible employee compensation.  These employee matching contributions were suspended by the Company on January 1, 2009 and reinstated on April 4, 2010 by the Company through matching contributions equal to 10% of the first 3.5% of eligible employee compensation.

Supplemental Executive Retirement Plan

To attract and retain highly qualified senior management executives, the Company maintains a Supplemental Executive Retirement Plan (the “SERP”). The SERP is a nonqualified supplemental pension plan for executives selected by the CEO that provides pension benefits in excess of those provided by the Company’s 401(k) plan discussed above. The SERP allows eligible employees to elect to defer, until termination of their employment, the receipt of up to 75% of their current salary and up to 100% of their bonus compensation. The Company makes contributions equal to 25% of the deferral amount, up to the first 7% of the employees’ annual compensation, which vest in full after one year of service.

Perquisite Programs

The Company’s executive officers are eligible to participate in the Company’s broad-based benefit programs, which are generally available to all employees, including health, disability and life insurance, and relocation programs. The perquisites provided to the CEO are set out in Schedule A to the CEO’s April 1, 2013 Amended and Restated Employment Agreement and include a leased vehicle, healthcare expense reimbursements and reimbursement of personal expenses of $50,000.

Certain named executive officers may also receive certain Company-provided perquisites including reimbursement of certain personal expenses, a leased vehicle or a vehicle allowance. These items are intended to provide those executives with a competitive perquisite program.

For further information regarding specific perquisites provided to the named executive officers, see “Summary Compensation” below.

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Employment Agreements

Effective April 1, 2013 the Company entered into an Amended and Restated Employment Agreement with Dr. Michael J. Hartnett pursuant to which Dr. Hartnett continued to be employed as President, Chief Executive Officer and Chairman of the Board (the “2013 Hartnett Employment Agreement”). The 2013 Hartnett Employment Agreement provided a two year initial term with automatic annual renewals thereafter and was substantially similar to Dr. Hartnett’s previous Employment Agreement with the Company, dated April 4, 2010 (filed as Exhibit 10.1 to Current Report on Form 8-K dated April 26, 2010), except that the 2013 Hartnett Employment Agreement no longer provided for a guaranteed minimum annual increase in Dr. Hartnett’s base salary and Dr. Hartnett was solely eligible for a formulaic annual performance bonus based on achievement of performance goals, with no eligibility for any discretionary annual performance bonus, as set forth above under “Annual Incentive Compensation Plan ”. Effective April 2, 2017 the Company entered into an Amended and Restated Employment Agreement with Dr. Michael J. Hartnett pursuant to which Dr. Hartnett continues to be employed as President, Chief Executive Officer and Chairman of the Board (the “2017 Hartnett Employment Agreement”). The 2017 Hartnett Employment Agreement provides a three year initial term with automatic annual renewals thereafter and is substantially similar to Dr. Hartnett’s previous 2013 Hartnett Employment Agreement with the exception that Dr. Hartnett’s base salary was reduced by 20% to a new base salary of $775,020 which results in a corresponding 20% reduction in Dr. Hartnett’s formula based annual incentive bonus.

A copy of the 2013 Hartnett Employment Agreement is filed as Exhibit 10.1 to Current Report on Form 8-K dated July 2, 2013.

A copy of the 2017 Hartnett Employment Agreement is filed as Exhibit 10.1 to Current Report on Form 8-K dated June 7, 2017.

Effective April 2, 2017 the Company entered into an Employment Agreement with Daniel A. Bergeron pursuant to which Mr. Bergeron is employed as its Vice President and Chief Operations Officer, and Chief Financial Officer reporting to the Chief Executive Officer (the “2017 Bergeron Employment Agreement”). The 2017 Bergeron Employment Agreement provides a three year initial term with automatic annual renewals thereafter.

A copy of the 2017 Bergeron Employment Agreement is filed as Exhibit 10.2 to Current Report on Form 8-K dated June 7, 2017.

No other executive officers have employment agreements and are employed “at will”.

Change-in-Control Compensation Agreements

Change-in-control compensation agreements generally protect income for key executives who would likely be involved in decisions regarding and/or successful implementation of merger/acquisition activity and who are at risk for job loss if a takeover occurs. We believe it is in the best interests of the Company and its stockholders to have such an agreement with our CEO and other executive officers in order (i) for the Board to be able to receive and rely upon the executive’s advice and counsel as to the best interests of the Company and its stockholders without concern that they might be distracted or influenced by the personal uncertainties and risks created by merger and/or acquisition proposals or threats, and (ii) to encourage them to remain with the Company and to continue to devote full attention to the Company’s business.

The 2013 Hartnett Employment Agreement and 2017 Hartnett Employment Agreement with Dr. Michael J. Hartnett provides that in the event of his termination of employment due to a change-in-control of the Company, he will generally be entitled to a payment equal to 2.5 times his annual base salary plus 2.5 times his target incentive compensation in effect at termination.

On February 1, 2010,   the Company entered into change-in-control Letter Agreements with Daniel A. Bergeron, Thomas M. Burigo, Thomas C. Crainer, Richard J. Edwards, and Thomas J. Williams. Each Agreement entitles the executive to severance benefits if his employment with the Company is terminated under certain circumstances within 24 months after a change-in-control of the Company.  The amount of severance will generally be equal to 150% of the executive’s annual base salary plus 150% of the executive’s target incentive compensation in effect at termination.  In addition, each executive will be entitled to a pro-rata annual bonus for the year in which his termination of employment occurs and to continue participating in the Company’s welfare benefit programs for up to 18 months following his termination of employment.  The Agreements also commit the executives to remain employed with the Company in the event of a tender or exchange offer and includes a non-compete covenant for 12 months following the executive’s termination of employment due to a change-in-control.

The 2017 Bergeron Employment Agreement with Mr. Bergeron provides that in the event of his termination of employment due to a change-in-control of the Company, he will generally be entitled to a payment equal to 2.5 times his annual base salary plus 2.5 times his target incentive compensation in effect at termination. The 2017 Bergeron Employment Agreement replaced Mr. Bergeron’s change-in-control Letter Agreement dated February 1, 2010 and is effective April 2, 2017.

The form of the change-in-control Letter Agreement entered into with each of the named executives is attached as Exhibit 10.1 to Form 10-Q filed February 1, 2010.

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In addition, the restricted stock grants and stock options owned by Dr. Michael J. Hartnett and the other executive officers, contain change-in-control provisions. The exact terms are set out and defined in the 2005 and 2013 Long-Term Incentive Plans, but in summary if a holder of these restricted stock grants or stock options ceases to be an employee because he or she is terminated without cause within 18 months after a change-in-control, all then unvested restricted stock and stock options shall vest on the date the holder ceases to be an employee. In addition, if there is a change-in-control of the Company or similar event, the Compensation Committee may, in its discretion, provide for the lapsing of restrictions on a participant’s restricted stock and the vesting of stock options on such terms and conditions as it deems appropriate.

Additional Information

Compensation Committee Policy Regarding Compliance with Section 162 (m) of the Code

Section 162(m) of the Code precludes a public corporation from taking a deduction for compensation in excess of $1 million in any taxable year for its chief executive officer or any of its four other highest paid executive officers, unless certain specific and detailed criteria are satisfied.

The Compensation Committee considers the anticipated tax treatment to the Company and the executive officers in its review and establishment of compensation programs and payments. The deductibility of some types of compensation payments can depend upon the timing of an executive’s vesting or exercise of previously granted rights. Interpretations of and changes in applicable tax laws and regulations as well as other factors beyond the Compensation Committee’s control also can affect deductibility of compensation. For these and other reasons, the Compensation Committee has determined that it will not necessarily seek to limit executive compensation to that deductible under Section 162(m) of the Code.

Incentive bonus payments and restricted stock grants paid or awarded by the Company up until fiscal year 2010 were exempt from the deduction limitations under Section 162(m) pursuant to exceptions set forth in the Regulations issued pursuant to Section 162(m).

The Executive Officer Performance Based Compensation Plan (the “162(m) Plan”) is a plan pursuant to which executive officers selected by the Compensation Committee become eligible to receive an incentive bonus or a restricted stock grant based upon the Company’s meeting certain financial performance goals.  The 162(m) Plan is intended to constitute a qualified "performance-based compensation" for purposes of Section 162(m) of the Code. The Plan has an effective date of April 3, 2011. Dr. Hartnett was designated a Participant under the Plan by the Compensation Committee for fiscal 2012 and subsequent fiscal years. Mr. Bergeron has been designated as a Participant under the Plan by the Compensation Committee for fiscal 2018 and subsequent fiscal years.

The cost to the Company of the incentive bonus amounts to be paid or restricted stock grants to participants cannot be determined at this time because payout of incentive bonus amounts and restricted stock grants are based on the Company’s future financial performance, the related performance measures set by the Committee and the number of participants named by the Committee. The Committee envisions that future incentive bonus amounts to be paid or restricted stock grants to participants will be consistent with the compensation and incentive programs approved by the Committee from time to time and described in the Company’s Annual Proxy to Stockholders under “Compensation Discussion and Analysis”.

The Compensation Committee will continue to monitor developments and assess alternatives for preserving the deductibility of compensation payments and benefits to the extent reasonably practicable, consistent with its compensation policies and as determined to be in the best interests of the Company and its stockholders.

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SUMMARY COMPENSATION

							Change in
							Pension Value
							and
							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
		Salary	Bonus	Awards	Awards	Compensation	Earnings	Compensation		Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	($)	($)		($)
(a)	(b)	(c)(1)	(d)(2)	(e)(3)	(f)(3)	(g)(4)	(h)	(i)		(j)

Michael J.	2017	968,776	-	3,672,529	2,027,000	968,776	-	57,033	(5)	7,694,114
Hartnett	2016	922,643	-	2,854,936	1,785,600	1,383,965	-	60,528	(5)	7,007,672
	2015	893,353	-	3,229,953	2,047,000	922,643	-	60,142	(5)	7,153,091

Daniel A.	2017	400,000	-	729,400	810,800	300,000	-	18,435	(6)	2,258,635
Bergeron	2016	370,000	25,000	364,150	558,000	375,000	-	16,954	(6)	1,709,104
	2015	339,833	215,000	256,600	409,400	135,000	-	16,472	(6)	1,372,305

Thomas C.	2017	322,635	52,082	72,940	202,700	67,918	-	14,392	(7)	732,667
Crainer	2016	314,000	-	145,660	446,400	86,230	-	15,313	(7)	1,007,603
	2015	307,000	24,640	128,300	409,400	75,360	-	13,701	(7)	958,401

Richard J.	2017	306,000	1,560	72,940	202,700	73,440	-	25,553	(8)	682,193
Edwards	2016	306,000	-	145,660	446,400	40,000	-	20,616	(8)	958,676
	2015	300,833	-	128,300	409,400	125,000	-	19,414	(8)	982,947

Thomas J.	2017	260,948	-	72,940	152,025	50,000	-	7,863	(9)	543,776
Williams	2016	256,250	-	72,830	167,400	50,000	-	6,689	(9)	553,169
	2015	250,417	-	64,150	153,525	75,000	-	6,243	(9)	549,335

(1)	Column (c) includes amounts deferred by the officer pursuant to 401(k) Plan.

(2)	Bonuses for fiscal 2017, 2016 and 2015 were paid under the Company’s incentive compensation plan and are reflected in column (g). Mr. Bergeron received an additional discretionary bonus based on performance of $25,000 in fiscal 2016 and $215,000 in fiscal 2015. Mr. Crainer received an additional discretionary bonus based on performance of $52,082 in fiscal 2017 and $24,640 in fiscal 2015. Mr. Edwards received an additional discretionary bonus based on performance of $1,560 in fiscal 2017.

(3)	The amounts in columns (e) and (f) represent the fair market value on the date of grant of restricted shares and non qualified stock options granted each year. For additional information on the valuation assumptions regarding the restricted stock and stock option awards, refer to Note 15 to our financial statements for fiscal 2017 included in the Company’s Annual Report on Form 10-K filed with the SEC on May 31, 2017.

(4)	The amounts in column (g) consist of annual cash bonuses earned in fiscal 2017, fiscal 2016 and fiscal 2015 and paid in the following fiscal year under the Company’s incentive compensation plan.

For fiscal 2017, Mr. Crainer achieved 83.3% of his goal under element (1) of his operating plan and therefore received a payment equal to 20% of the targeted amount under that element which is 30% of his base salary of $323,420; this calculates to $19,405. Mr. Crainer did not achieve his goal under element (2) of his operating plan. Last, Mr. Crainer received a payment under element (3) of his operating plan equal to 100% of the targeted amount under that element which is 15% of his base salary of $323,420; this calculates to $48,513.

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For fiscal 2017, Mr. Edwards achieved 85.5% of his goal under element (1) of his operating plan and therefore received a payment equal to 30% of the targeted amount under that element which is 30% of his base salary of $306,000; this calculates to $27,540. Mr. Edwards did not achieve his goal under element (2) of his operating plan. Last, Mr. Edwards received a payment under element (3) of his operating plan representing approximately 100% of the targeted amount under that element which is 15% of his base salary of $306,000; this calculates to $45,900.

For fiscal 2017, Mr. Williams was awarded an annual performance bonus in the amount of $50,000. This amount represents approximately 19% of his base salary of $261,375. The annual performance bonus was based on the assessment and recommendation of the CEO based on the Company’s overall performance and his assessment of Mr. Williams’ performance.

For fiscal 2016, Mr. Hartnett received the maximum amount under the EBITDA calculation.

For fiscal 2016, Mr. Bergeron received the maximum amount under the EBITDA calculation plus an additional $25,000 which was awarded at the discretion of the CEO based on performance.

For fiscal 2016, Mr. Crainer achieved 92.7% of his goal under element (1) of his operating plan and therefore received a payment equal to 65% of the targeted amount under that element which is 30% of his base salary of $314,000; this calculates to $61,230. Mr. Crainer did not achieve his goal under element (2) of his operating plan. Last, Mr. Crainer received a payment under element (3) of his operating plan equal to 53% of the targeted amount under that element which is 15% of his base salary of $314,000; this calculates to $25,000.

For fiscal 2016, Mr. Edwards achieved 74.1% of his goal under element (1) of his operating plan and therefore received no payment since he did not reach minimum achievement of 80%. Mr. Edwards did not achieve his goal under element (2) of his operating plan. Last, Mr. Edwards received a payment under element (3) of his operating plan representing approximately 87% of the targeted amount under that element which is 15% of his base salary of $306,000; this calculates to $40,000.

For fiscal 2016, Mr. Williams was awarded an annual performance bonus in the amount of $50,000. This amount represents approximately 20% of his base salary of $256,250. The annual performance bonus was based on the assessment and recommendation of the CEO based on the Company’s overall performance and his assessment of Mr. Williams’ performance.

For fiscal 2015, Mr. Hartnett received the maximum amount under the EBITDA calculation.

For fiscal 2015, Mr. Bergeron received the maximum amount under the EBITDA calculation plus an additional $215,000 which was awarded at the discretion of the CEO based on performance.

For fiscal 2015, Mr. Crainer achieved 85.7% of his goal under element (1) of his operating plan and therefore received a payment equal to 30% of the targeted amount under that element which is 30% of his base salary of $314,000; this calculates to $28,260. Mr. Crainer did not achieve his goal under element (2) of his operating plan. Last, Mr. Crainer received a payment under element (3) of his operating plan equal to 100% of the targeted amount under that element which is 15% of his base salary of $314,000; this calculates to $47,100. Mr. Crainer also received an additional $24,640 which was awarded at the discretion of the CEO based on performance.

For fiscal 2015, Mr. Edwards achieved 95.7% of his goal under element (1) of his operating plan and therefore received a payment equal to 80% of his targeted amount under that element which is 30% of his base salary of $306,000; this calculates to $73,440. Mr. Edwards achieved 100% of his goal under element (2) of his operating plan and therefore received a payment equal to 100% of his targeted amount under that element which is 15% of his base salary of $306,000; this calculates to $45,900. Last, Mr. Edwards received a payment under element (3) of his operating plan representing approximately 12% of the targeted amount under that element which is 15% of his base salary of $306,000; this calculates to $5,660.

For fiscal 2015, Mr. Williams was awarded an annual performance bonus in the amount of $75,000. This amount represents approximately 30% of his base salary of $256,250. The annual performance bonus was based on the assessment and recommendation of the CEO based on the Company’s overall performance and his assessment of Mr. Williams’ performance.

(5)	Consists of a leased vehicle of $3,253 in fiscal 2017, $3,818 in fiscal 2016 and $3,054 in fiscal 2015, healthcare expense reimbursements of $1,308 in fiscal 2017, $6,710 in fiscal 2016 and $7,088 in fiscal 2015, reimbursement of personal expenses per Dr. Hartnett’s employment agreements of $50,000 in fiscal 2017, fiscal 2016 and fiscal 2015 and taxable costs of group-term life insurance of $2,472 in fiscal 2017.

(6)	Consists of a leased vehicle of $9,044 in fiscal 2017, $9,044 in fiscal 2016 and $9,044 in fiscal 2015, employer match contributed to Mr. Bergeron’s SERP account of $8,000 in fiscal 2017, $7,350 in fiscal 2016 and $6,522 in fiscal 2015, employer match contributions to Mr. Bergeron’s 401(k) account of $875 in fiscal 2017, $560 in fiscal 2016 and $906 in fiscal 2015 and taxable costs of group-term life insurance of $516 in fiscal 2017.

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(7)	Consists of Company-paid life insurance premiums of $1,120 in fiscal 2017, $1,120 in fiscal 2016 and $1,120 in fiscal 2015, a leased vehicle of $4,616 in fiscal 2017, $3,358 in fiscal 2016 and $3,358 in fiscal 2015, healthcare expense reimbursements of $1,593 in fiscal 2017, $4,441 in fiscal 2016 and $2,958 in fiscal 2015, employer match contributed to Mr. Crainer’s 401(k) account of $901 in fiscal 2017, $899 in fiscal 2016 and $892 in fiscal 2015, employer match contributed to Mr. Crainer’s SERP account of $5,646 in fiscal 2017, $5,495 in fiscal 2016 and $5,373 in fiscal 2015 and taxable costs of group-term life insurance of $516 in fiscal 2017.

(8)	Consists of Company-paid life insurance premiums of $7,439 in fiscal 2017, $1,805 in fiscal 2016 and $1,805 in fiscal 2015, a leased vehicle of $11,904 in fiscal 2017, $11,901 in fiscal 2016 and $11,871 in fiscal 2015, employer match contributed to Mr. Edwards’ 401(k) account of $893 in fiscal 2017, $898 in fiscal 2016 and $901 in fiscal 2015, employer match contributed to Mr. Edwards’ SERP account of $4,525 in fiscal 2017, $6,013 in fiscal 2016 and $4,837 in fiscal 2015 and taxable costs of group-term life insurance of $792 in fiscal 2017.

(9)	Consists of employer match contributed to Mr. Williams’ 401(k) account of $897 in fiscal 2017, $898 in fiscal 2016 and $899 in fiscal 2015, employer match contributed to Mr. Williams’ SERP account of $5,442 in fiscal 2017, $5,791 in fiscal 2016 and $5,344 in fiscal 2015 and taxable costs of group-term life insurance of $1,524 in fiscal 2017.

GRANTS OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards						Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Stock Option Awards
	Grant	Threshold		Target		Maximum		Threshold	Target	Maximum
Name	Date	($)		($)		($)		(#)	(#)	(#)	(#)(8)	(#)	($/Sh)(8)	($)(9)

Michael J. Hartnett	-		(1)	1,453,164	(2)	2,421,940	(3)	-	-	-	-	-	-	-
	7/8/2016	-		-		-		-	-	-	50,350	-	-	3,672,529
	7/8/2016	-		-		-		-	-	-	-	100,000	72.94	2,027,000

Daniel A. Bergeron	-		(4)	300,000	(5)	375,000	(6)	-	-	-	-	-	-	-
	7/8/2016	-		-		-		-	-	-	10,000	-	-	729,400
	7/8/2016	-		-		-		-	-	-	-	40,000	72.94	810,800

Thomas C. Crainer	-	-		194,052	(7)	291,078	(7)	-	-	-	-	-	-	-
	7/8/2016	-		-		-		-	-	-	1,000	-	-	72,940
	7/8/2016	-		-		-		-	-	-	-	10,000	72.94	202,700

Richard J. Edwards	-	-		183,600	(7)	275,400	(7)	-	-	-	-	-	-	-
	7/8/2016	-		-		-		-	-	-	1,000	-	-	72,940
	7/8/2016	-		-		-		-	-	-	-	10,000	72.94	202,700

Thomas J. Williams	-	-		104,550	(10)	-		-	-	-	-	-	-	-
	7/8/2016	-		-		-		-	-	-	1,000	-	-	72,940
	7/8/2016	-		-		-		-	-	-	-	7,500	72.94	152,025

(1)	Under the Annual Incentive Compensation Plan, if the target is not met, the amount of the award is at the discretion of the Board of Directors. For fiscal 2017 the Company EBITDA performance was equal to 97.8% of plan.

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(2)	Equals 150% of base salary (100% to 109.9% of EBITDA to plan).

(3)	Equals 250% of base salary (120% or greater of EBITDA to plan).

(4)	If the target is not met, the amount of the award is at the discretion of the CEO.

(5)	Equals 75% of base salary (100% to 104.9% of EBITDA to plan).

(6)	Equals 93.75% of base salary (105% or higher of EBITDA to plan).

(7)	Target is 60% of base salary. The targeted percentage is made up of three elements: (1) thirty percent of base salary upon achieving one hundred percent of the established annual revenue and profit plan, with a minimum threshold of more than eighty percent of plan and an opportunity to earn up to sixty percent of base salary if the achievement is equal to one hundred and twenty percent of plan; (2) up to fifteen percent of base salary based on year to year revenue growth achievement in excess of that percentage equal to two times U.S. Gross Domestic Product; and (3) up to fifteen percent of base salary, at the discretion of the CEO, upon achievement of acceptable customer service levels, development of human resources and the Company’s overall performance.

(8)	Awarded under the 2013 Long-Term Equity Incentive Program.

(9)	Awarded under the 2013 Long-Term Equity Incentive Program. The Grant Date Fair Value of restricted stock awards is based on the grant date closing price of $72.94.

(10)	Target is 40% of base salary. The actual amount is determined at the discretion of the CEO based on the Company’s overall performance and the individual’s performance.

Dr. Hartnett Employment Agreement

On July 1, 2005, we entered into an employment agreement with Dr. Hartnett. Under the terms of the employment agreement, Dr. Hartnett was employed as our Chief Executive Officer. On April 22, 2010 the Company entered into a new Employment Agreement with Dr. Hartnett, effective April 4, 2010, pursuant to which Dr. Hartnett continued to be employed as President, Chief Executive Officer and Chairman of the Board. The new Employment Agreement replaced the July 1, 2005 Employment Agreement. Dr. Hartnett’s April 4, 2010 Employment Agreement had a two year initial term with automatic annual renewals thereafter. Effective April 1, 2013 the Company entered into the 2013 Hartnett Employment Agreement with Dr. Hartnett pursuant to which he continued to be employed as President, Chief Executive Officer and Chairman of the Board. The 2013 Hartnett Employment Agreement amended and restated the April 4, 2010 Employment Agreement and had a two year initial term with automatic annual renewals thereafter. Effective April 2, 2017 the Company entered into an Amended and Restated Employment Agreement with Dr. Michael J. Hartnett pursuant to which Dr. Hartnett continues to be employed as President, Chief Executive Officer and Chairman of the Board (the “2017 Hartnett Employment Agreement”). The 2017 Hartnett Employment Agreement provides a three year initial term with automatic annual renewals thereafter and is substantially similar to Dr. Hartnett’s previous 2013 Hartnett Employment Agreement with the exception that Dr. Hartnett’s base salary was reduced by 20% to a new base salary of $775,020 which results in a corresponding 20% reduction in Dr. Hartnett’s formula based annual incentive bonus.

Dr. Hartnett’s current employment agreement provides for a base salary effective April 2, 2017 of $ 64,585 per month.  Dr. Hartnett’s base salary is subject to review by the Compensation Committee not later than December 1 of each year who may increase (but not decrease) such base salary, at its sole discretion. Dr. Hartnett’s base salary was decreased to $ 64,585 per month effective April 2, 2017 representing an annualized decrease of 20 percent. Dr. Hartnett is also entitled to an annual performance bonus with respect to each fiscal year during which he remains an employee in an amount determined as a percentage of Dr. Hartnett’s base salary, based on the amount by which our performance exceeds (or fails to meet) EBITDA targets in an operating plan as explained above.

Dr. Hartnett’s current employment agreement also contains non-competition provisions prohibiting Dr. Hartnett from competing against us during the term of the employment agreement and for two years thereafter without our prior written consent. Dr. Hartnett is also entitled to certain additional benefits (beyond those generally available to our employees) including medical and hospitalization insurance and additional life insurance. We are also required to maintain an apartment in Los Angeles for use by Dr. Hartnett while on business.

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Daniel Bergeron Employment Agreement

Effective April 2, 2017 the Company entered into an Employment Agreement with Daniel A. Bergeron pursuant to which Mr. Bergeron is employed as its Vice President and Chief Operations Officer, and Chief Financial Officer reporting to the Chief Executive Officer (the “2017 Bergeron Employment Agreement”). The 2017 Bergeron Employment Agreement provides a three year initial term with automatic annual renewals thereafter.

Mr. Bergeron’s current employment agreement provides for a base salary effective April 2, 2017 of $ 41,666.67 per month.  Mr. Bergeron’s base salary is subject to review by the Compensation Committee not later than December 1 of each year who may increase (but not decrease) such base salary, at its sole discretion. Mr. Bergeron is also entitled to an annual performance bonus with respect to each fiscal year during which he remains an employee in an amount determined as a percentage of Mr. Bergeron’s base salary, based on the amount by which our performance exceeds (or fails to meet) EBITDA targets in an operating plan.

Mr. Bergeron’s current employment agreement also contains non-competition provisions prohibiting Mr. Bergeron from competing against us during the term of the employment agreement and for two years thereafter without our prior written consent. Mr. Bergeron is also entitled to certain additional benefits (beyond those generally available to our employees) including medical and hospitalization insurance and disability insurance.

1998 Stock Option Plan

Effective February 18, 1998, we adopted the RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 1998 Stock Option Plan. The terms of the 1998 Stock Option Plan provide for the grant of options to purchase up to 8,413,900 shares of common stock to officers and employees of, and consultants (including members of the Board) to the Company and our subsidiaries. Options granted may be either incentive stock options (under Section 422 of the Code) or non-qualified stock options. The 1998 Stock Option Plan was administered by our Board or a committee to which the Board delegated its responsibilities. As of July 1, 2017, there were no outstanding options. The 1998 Stock Option Plan has been frozen and no additional stock options will be awarded pursuant to the plan.

The exercise price of options granted under the 1998 Stock Option Plan was determined by our Board, but in no event was less than 100% of the Fair Market Value (as defined in the 1998 Stock Option Plan) of the common stock on the date of grant. Options granted under the 1998 Stock Option Plan may be exercised during the period set forth in the agreement pursuant to which the options are granted, but in no event more than ten years following grant.

The 1998 Stock Option Plan provides that the number of shares for which outstanding options shall be exercisable, and the exercise price thereof, shall be adjusted upon the happening of stock dividends, stock splits, recapitalizations and certain other capital events regarding our Company or the common stock. Upon any merger, consolidation or combination where shares of common stock are converted into cash, securities or other property, outstanding options shall be converted into the right to receive upon exercise the consideration as would have been payable in exchange for the shares of common stock underlying such options had such options been exercised prior to such event.

Options granted under the 1998 Stock Option Plan are not transferable by the holders thereof except by the laws of descent and distribution. Our Board has the right to establish such rules and regulations concerning the 1998 Stock Option Plan and to make such determinations and interpretations of the terms thereof as it deems necessary or advisable.

2001 Stock Option Plan

The RBC Bearings Incorporated (f/k/a Roller Bearing Holding Company, Inc.) 2001 Stock Option Plan was adopted in fiscal 2002 and amended and restated on October 24, 2003. The terms of the 2001 Stock Option Plan provide for the grant of options to purchase up to 1,008,553 shares of common stock to officers and employees of, and consultants (including members of our Board) to, the Company and its subsidiaries selected by the CEO to participate in the plan. Options granted may be either incentive stock options (under Section 422 of the Code) or non-qualified stock options. The 2001 Stock Option Plan, which expired in July 2011, was administered by our Board or a committee to which the Board delegated its responsibilities. As of July 1, 2017, there were no outstanding options. The 2001 Stock Option Plan has been frozen and no additional stock options will be awarded pursuant to the plan.

The exercise price of options granted under the 2001 Stock Option Plan was determined by the Board, but in no event was less than 100% of the Fair Market Value (as defined in the 2001 Stock Option Plan) of the common stock on the date of grant. Options granted under the 2001 Stock Option Plan may be exercised during the period set forth in the agreement pursuant to which the options are granted, but in no event more than ten years following grant.

The 2001 Stock Option Plan provides that the number of shares for which outstanding options shall be exercisable, and the exercise price thereof, shall be adjusted upon the happening of stock dividends, stock splits, recapitalizations and certain other capital events regarding our Company or the common stock. Upon any merger, consolidation or combination where shares of common stock are converted into cash, securities or other property, outstanding options shall be converted into the right to receive upon exercise the consideration as would have been payable in exchange for the shares of common stock underlying such options had such options been exercised prior to such event.

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Options granted under the 2001 Stock Option Plan are not transferable by the holders thereof except (1) by the laws of descent and distribution, (2) transfers to members of any holder’s immediate family (which for purposes of the 2001 Stock Option Plan shall be limited to the participant’s children, grandchildren and spouse), (3) to one or more trusts for the benefit of such family members, or (4) to partnerships or limited liability companies in which such family members and/or trusts are the only partners or members; provided, that options may be transferred pursuant to sections (2) through (4) hereof only if the option expressly so provides, or as otherwise approved by the CEO or the Board in their discretion. Our Board has the right to establish such rules and regulations concerning the 2001 Stock Option Plan and to make such determinations and interpretations of the terms thereof as it deems necessary or advisable.

2005 Long-Term Equity Incentive Plan

We adopted our 2005 Long-Term Incentive Plan effective upon the completion of our initial public offering in August 2005. The plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the plan. The purpose of the plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

2,939,170 shares of our common stock were authorized for issuance under the plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. Of this amount, 683,502 options were awarded to Dr. Hartnett at the time of our initial public offering in August, 2005 at the offering price of $14.50 per share and the remainder was reserved for grants to our employees and directors at the discretion of our Compensation Committee. During fiscal 2009, the Company issued an additional 198,500 options and 43,500 restricted stock grants. During fiscal 2010, the Company issued an additional 363,000 options and 41,000 restricted stock grants. During fiscal 2011, the Company issued an additional 8,000 options and 25,000 restricted stock grants. During fiscal 2012, the Company issued an additional 201,000 options and 115,600 restricted stock grants. During fiscal 2013, the Company issued an additional 206,500 options and 121,250 restricted stock grants. During fiscal 2014, the Company issued an additional 193,500 options and 55,000 restricted stock grants. During fiscal 2015 the Company issued no additional options and 40,700 restricted stock grants. During fiscal 2016 the Company issued no additional options or restricted stock grants. During fiscal 2017 through July 1, 2017, the Company issued no additional options or restricted stock grants. Our Compensation Committee administers the plan. Our Board also has the authority to administer the plan and to take all actions that the Compensation Committee is otherwise authorized to take under the plan. The terms and conditions of each award made under the plan, including vesting requirements, will be set forth consistent with the plan in a written agreement with the grantee.

Stock Options.   Under the plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan (other than the initial award to Dr. Hartnett discussed above), and it may not award incentive stock options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee will determine the exercise price and term of any option in its discretion, provided that, the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive stock option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the plan, the Compensation Committee may award restricted stock, subject to the conditions and restrictions, and for the duration that it determines in its discretion. .

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the plan. Under the plan, the exercise price of a SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of a SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards, performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

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Amendment and Termination of the Plan.   The Board may amend or terminate the plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any stock exchange or Nasdaq listing requirements. The plan terminated on the tenth anniversary of its adoption.

2013 Long-Term Equity Incentive Plan

Our 2013 Long-Term Incentive Plan was approved by our shareholders at the Company’s 2013 annual shareholder meeting. The plan provides for grants of stock options, stock appreciation rights, restricted stock and performance awards. Our directors, officers and other employees and persons who engage in services for us are eligible for grants under the plan. The purpose of the plan is to provide these individuals with incentives to maximize stockholder value and otherwise contribute to our success and to enable us to attract, retain and reward the best available persons for positions of responsibility.

 1,500,000 shares of our common stock were authorized for issuance under the plan, subject to adjustment in the event of a reorganization, stock split, merger or similar change in our corporate structure or the outstanding shares of common stock. During fiscal 2014, the Company issued 8,000 restricted stock grants. During fiscal 2015, the Company issued 223,750 options and 73,100 restricted stock grants. During fiscal 2016 the Company issued 211,500 stock options and 142,450 restricted stock grants. During fiscal 2017 through July 1, 2017, the Company issued 411,250 stock options and 220,200 restricted stock grants. As of July 1, 2017, the 2013 Long-Term Incentive Plan had 209,750 stock options or other equity awards available for issuance. We may grant shares of restricted stock to our employees and directors in the future under the plan. Our Compensation Committee administers the plan. Our Board also has the authority to administer the plan and to take all actions that the Compensation Committee is otherwise authorized to take under the plan. The terms and conditions of each award made under the plan, including vesting requirements, will be set forth consistent with the plan in a written agreement with the grantee.

Stock Options.   Under the plan, the Compensation Committee or the Board may award grants of incentive stock options and other non-qualified stock options. The Compensation Committee also has the authority to grant options that will become fully vested and exercisable automatically upon a change in control. The Compensation Committee may not, however, award to any one person in any calendar year options to purchase common stock equal to more than 10% of the total number of shares authorized under the plan , and it may not award incentive stock options first exercisable in any calendar year whose underlying shares have a fair market value greater than $100,000 determined at the time of grant.

The Compensation Committee will determine the exercise price and term of any option in its discretion, provided that, the exercise price may not be less than 100% of the fair market value of a share of common stock on the date of grant. In the case of any incentive stock option, the option must be exercised within 10 years of the date of grant. The exercise price of an incentive stock option awarded to a person who owns stock constituting more than 10% of our voting power may not be less than 110% of such fair market value on such date and the option must be exercised within five years of the date of grant.

Restricted Stock.   Under the plan, the Compensation Committee may award restricted stock, subject to the conditions and restrictions, and for the duration that it determines in its discretion. One half of the 209,750 shares available for issuance are available to be used for restricted stock awards.

Stock Appreciation Rights.   The Compensation Committee may grant stock appreciation rights, or SARs, subject to the terms and conditions contained in the plan. Under the plan, the exercise price of a SAR must equal the fair market value of a share of our common stock on the date the SAR was granted. Upon exercise of a SAR, the grantee will receive an amount in shares of our common stock equal to the difference between the fair market value of a share of common stock on the date of exercise and the exercise price of the SAR, multiplied by the number of shares as to which the SAR is exercised.

Performance Awards.   The Compensation Committee may grant performance awards contingent upon achievement of set goals and objectives regarding specified performance criteria, over a specified performance cycle. Awards may include specific dollar-value target awards, performance units, the value of which is established at the time of grant, and/or performance shares, the value of which is equal to the fair market value of a share of common stock on the date of grant. The value of a performance award may be fixed or fluctuate on the basis of specified performance criteria. A performance award may be paid out in cash and/or shares of common stock or other securities.

Amendment and Termination of the Plan.   The Board may amend or terminate the plan in its discretion, except that no amendment will become effective without prior approval of our stockholders if such approval is necessary for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any stock exchange or Nasdaq listing requirements. If not previously terminated by the Board, the plan will terminate on the tenth anniversary of its adoption.

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On March 29, 2006, we accelerated vesting with respect to all outstanding options and warrants under our existing stock option plans. Such acceleration was approved by our Board. As of July 1, 2017, there were 1,013,050 outstanding stock options, 339,200 of which were exercisable.

Except as set forth above in “Long Term Equity Incentive Program” with respect to the CEO and COO/CFO, the Company does not have an established quantitative formula to determine the number of shares of stock options and/or restricted shares granted to each named executive officer. The grants are based on the Compensation Committee’s subjective evaluation based on an understanding and assessments of each individual named executive officer and a comparison to the competitive market for executive compensation. The factors taken into consideration by the Compensation Committee with respect to grants to named executive officers of stock options and/or restricted shares include the named executive’s responsibilities, experience level, retention risk, tenure, job performance and achievement of short-term and long-term goals.

The Compensation Committee typically reviews approval of equity grants on an annual fiscal year basis. The timing of the meeting is scheduled to allow the Compensation Committee time to review prior year performance and assemble all necessary information. Grants are generally scheduled to follow release of earnings for the applicable quarter. The date is not selected or changed to increase the value of stock option awards for executives or directors.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
	OPTION AWARDS						STOCK AWARDS
	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
	(#)	(#)		(#)	($)		(#)		($)(1)	(#)	($)
Name	Exercisable	Unexercisable

Michael J. Hartnett	-	20,000	(2)	-	44.60	6/4/2019	-		-	-	-
	49,074	40,000	(5)	-	51.08	6/14/2020	-		-	-	-
	40,000	60,000	(8)	-	64.15	7/1/2021	-		-	-	-
	16,000	64,000	(11)	-	72.83	7/1/2022	-		-	-	-
	-	100,000	(15)	-	72.94	7/8/2023	-		-	-	-
	-	-		-	-	-	16,783	(19)	1,629,461	-	-
	-	-		-	-	-	26,133	(23)	2,537,253	-	-
	-	-		-	-	-	50,350	(27)	4,888,482	-	-

Daniel A. Bergeron	20,000	-		-	37.66	10/6/2018	-		-	-	-
	16,000	4,000	(3)	-	44.60	6/4/2019	-		-	-	-
	12,000	8,000	(6)	-	51.08	6/14/2020	-		-	-	-
	8,000	12,000	(9)	-	64.15	7/1/2021	-		-	-	-
	5,000	20,000	(12)	-	72.83	7/1/2022	-		-	-	-
	-	40,000	(16)	-	72.94	7/8/2023	-		-	-	-
	-	-		-	-	-	1,333	(20)	129,421	-	-
	-	-		-	-	-	3,333	(24)	323,601	-	-
	-	-		-	-	-	10,000	(28)	970,900	-	-

Thomas C. Crainer	20,000	-		-	37.66	10/6/2018	-		-	-	-
	16,000	4,000	(3)	-	44.60	6/4/2019	-		-	-	-
	12,000	8,000	(6)	-	51.08	6/14/2020	-		-	-	-
	8,000	12,000	(9)	-	64.15	7/1/2021	-		-	-	-
	4,000	16,000	(13)	-	72.83	7/1/2022	-		-	-	-
	-	10,000	(17)	-	72.94	7/8/2023	-		-	-	-
	-	-		-	-	-	667	(21)	64,759	-	-
	-	-		-	-	-	1,333	(25)	129,421	-	-
	-	-		-	-	-	1,000	(29)	97,090	-	-

Richard J. Edwards	-	4,000	(3)	-	44.60	6/4/2019	-		-	-	-
	-	4,000	(7)	-	51.08	6/14/2020	-		-	-	-
	-	12,000	(9)	-	64.15	7/1/2021	-		-	-	-
	4,000	16,000	(13)	-	72.83	7/1/2022	-		-	-	-
	-	10,000	(17)	-	72.94	7/8/2023	-		-	-	-
	-	-		-	-	-	667	(21)	64,759	-	-
	-	-		-	-	-	1,333	(25)	129,421	-	-
	-	-		-	-	-	1,000	(29)	97,090	-	-

Thomas J. Williams	-	2,000	(4)	-	44.60	6/4/2019	-		-	-	-
	-	4,000	(7)	-	51.08	6/14/2020	-		-	-	-
	-	4,500	(10)	-	64.15	7/1/2021	-		-	-	-
	1,500	6,000	(14)	-	72.83	7/1/2022	-		-	-	-
	-	7,500	(18)	-	72.94	7/8/2023	-		-	-	-
	-	-		-	-	-	333	(22)	32,331	-	-
	-	-		-	-	-	667	(26)	64,759	-	-
	-	-		-	-	-	1,000	(29)	97,090	-	-

(1)	These amount are based on a price per share of $97.09, the closing sales price for a share of our common stock on the last business day of fiscal 2017 (March 31, 2017) as quoted by the Nasdaq National Market.

(2)	These options vest as follows: 20,000 on June 4, 2017.

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(3)	These options vest as follows: 4,000 on June 4, 2017.

(4)	These options vest as follows: 2,000 on June 4, 2017.

(5)	These options vest as follows: 20,000 on June 14, 2017, and 20,000 on June 14, 2018.

(6)	These options vest as follows: 4,000 on June 14, 2017, and 4,000 on June 14, 2018.

(7)	These options vest as follows: 2,000 on June 14, 2017, and 2,000 on June 14, 2018.

(8)	These options vest as follows: 20,000 on July 1, 2017, 20,000 on July 1, 2018 and 20,000 on July 1, 2019.

(9)	These options vest as follows: 4,000 on July 1, 2017, 4,000 on July 1, 2018 and 4,000 on July 1, 2019.

(10)	These options vest as follows: 1,500 on July 1, 2017, 1,500 on July 1, 2018 and 1,500 on July 1, 2019.

(11)	These options vest as follows: 16,000 on July 1, 2017, 16,000 on July 1, 2018, 16,000 on July 1, 2019 and 16,000 on July 1, 2020.

(12)	These options vest as follows: 5,000 on July 1, 2017, 5,000 on July 1, 2018, 5,000 on July 1, 2019 and 5,000 on July 1, 2020.

(13)	These options vest as follows: 4,000 on July 1, 2017, 4,000 on July 1, 2018, 4,000 on July 1, 2019 and 4,000 on July 1, 2020.

(14)	These options vest as follows: 1,500 on July 1, 2017, 1,500 on July 1, 2018, 1,500 on July 1, 2019 and 1,500 on July 1, 2020.

(15)	These options vest as follows: 20,000 on July 8, 2017, 20,000 on July 8, 2018, 20,000 on July 8, 2019, 20,000 on July 8, 2020 and 20,000 on July 8, 2021.

(16)	These options vest as follows: 8,000 on July 8, 2017, 8,000 on July 8, 2018, 8,000 on July 8, 2019, 8,000 on July 8, 2020 and 8,000 on July 8, 2021.

(17)	These options vest as follows: 2,000 on July 8, 2017, 2,000 on July 8, 2018, 2,000 on July 8, 2019, 2,000 on July 8, 2020 and 2,000 on July 8, 2021.

(18)	These options vest as follows: 1,500 on July 8, 2017, 1,500 on July 8, 2018, 1,500 on July 8, 2019, 1,500 on July 8, 2020 and 1,500 on July 8, 2021.

(19)	These restricted stock awards vest as follows: 16,783 on July 1, 2017.

(20)	These restricted stock awards vest as follows: 1,333 on July 1, 2017.

(21)	These restricted stock awards vest as follows: 667 on July 1, 2017.

(22)	These restricted stock awards vest as follows: 333 on July 1, 2017.

(23)	These restricted stock awards vest as follows: 13,066 on July 1, 2017 and 13,067 on July 1, 2018.

(24)	These restricted stock awards vest as follows: 1,666 on July 1, 2017 and 1,667 on July 1, 2018.

(25)	These restricted stock awards vest as follows: 666 on July 1, 2017 and 667 on July 1, 2018.

(26)	These restricted stock awards vest as follows: 334 on July 1, 2017 and 333 on July 1, 2018.

(27)	These restricted stock awards vest as follows: 16,783 on July 8, 2017 and 16,784 on July 8, 2018 and 16,783 on July 8, 2019.

(28)	These restricted stock awards vest as follows: 3,333 on July 8, 2017 and 3,334 on July 8, 2018 and 3,333 on July 8, 2019.

(29)	These restricted stock awards vest as follows: 333 on July 8, 2017 and 334 on July 8, 2018 and 333 on July 8, 2019.

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OPTION EXERCISES AND STOCK VESTED

The following table provides information on the value realized by our named Executive Officers as a result of the exercise of stock options and stock awards that vested during fiscal year 2017;

	OPTION AWARDS		STOCK AWARDS
	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)(1)	(#)	($)(2)

Michael J. Hartnett	290,926	14,147,508	48,518	3,558,225

Daniel A. Bergeron	20,000	1,054,000	5,834	431,120

Thomas C. Crainer	25,000	1,319,164	3,166	234,945

Richard J. Edwards	26,000	794,865	2,666	198,455

Thomas J. Williams	33,000	1,083,465	1,734	128,039

(1)	Amounts represent the difference between the exercise price of the option and the market value at the time of exercise. Amounts shown are pre-tax and do not reflect amounts payable by the individual officer for federal or state income taxes and social security and Medicare contributions.

(2)	Amounts reflect the closing price of our common stock on the date of vesting. Amounts shown are pre-tax and do not reflect amounts payable by the individual officer for federal or state income taxes and social security and Medicare contributions.

NON-QUALIFIED DEFERRED COMPENSATION

	Executive Contributions in Last Fiscal Year	Registrant Contributions in Last Fiscal Year	Aggregate Earnings in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End
Name	($)(1)	($)(2)	($)(3)	($)	($)

Michael J. Hartnett	-	-	1,664	-	391,280

Daniel A. Bergeron	44,000	8,000	59,617	-	538,651

Thomas C. Crainer	22,585	5,646	93,625	-	745,756

Richard J. Edwards	18,100	4,525	18,700	-	190,253

Thomas J. Williams	111,086	5,442	4,380	-	658,693

(1)	These amounts represent contributions made by each individual to the SERP. These amounts are included in the “Salary” column for each individual in the Summary Compensation Table.

(2)	These amounts represent contributions made by the Company to the SERP. These amounts are included in the “All Other Compensation” column for each individual in the Summary Compensation Table.

(3)	These amounts consist of appreciation and earnings on such individual’s account under the SERP.

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Supplemental Retirement Plan

Effective September 1, 1996, we adopted a non-qualified supplemental retirement plan, or SERP, for a select group of executive officers and management employees designated by our CEO. The SERP allows eligible employees to elect to defer until termination of their employment the receipt of up to 25% of their current salary. Until January 1, 2010 when the Company match was suspended, the Company made contributions equal to the lesser of 50% of the deferrals or 3.5% of the employee’s annual salary, which vest in full after three years of service following the effective date of the SERP. The match was reinstated on April 1, 2011 by the Company through matching contributions equal to 25% of the first 7% of eligible employee compensation. The SERP was amended in August, 2008, allowing eligible employees to defer up to 75% of their current salary and up to 100% of bonus compensation. Also, the vesting period was reduced to one year of service.

Accounts are paid, either in a lump sum or installments, upon retirement, death or termination of employment. Accounts are generally payable from our general assets. Employees’ rights to receive payments are subject to the rights of our creditors.

 POTENTIAL PAYMENTS UPON CHANGE-IN-CONTROL OR TERMINATION

The table below summarizes the executive benefits and payments that would have been due to the CEO and other executive officers upon termination in connection with a change-in-control or termination of employment occurring on April 1, 2017, which in the case of Mr. Hartnett are based on the provisions of his current Employment Agreement and in the case of the other Executive Officers are based on their change-in-control letter agreements.

CHANGE IN CONTROL

Benefits and Payments Upon Change-in-Control	Named Executive Officers
	Michael J. Hartnett (1)(2)	Daniel A. Bergeron(5)	Thomas C. Crainer(5)	Richard J. Edwards(5)	Thomas J. Williams(5)
Bonus	$2,421,940	$375,000	$291,078	$275,400	$130,688
Severance payments	23,343,554	3,722,550	1,225,893	1,184,085	922,560
Other payments	36,900	42,996	41,918	24,378	35,120
Stock options vested and value upon termination (3)	8,834,240	1,486,920	1,602,980	1,418,940	763,935
Restricted stock vested and value upon termination (4)	9,055,196	1,423,922	291,270	291,270	194,180
Total	$43,691,830	$7,051,388	$3,453,139	$3,194,073	$2,046,483

(1)	The 2013 Hartnett Employment Agreement provides that in the event of his termination of employment due to a change-in-control of the Company, he will generally be entitled to a payment equal to 2.5 times his annual base salary plus 2.5 times his target incentive compensation in effect at termination.

(2)	The actual amount of the incentive compensation plans payment is assumed to be equal to 150% of base salary for the applicable fiscal year, in accordance with Dr. Hartnett’s employment agreement, as well as equity grants equal to those awarded in the previous year.

(3)	All unvested stock options granted to the named executive officers would vest upon a change-in-control.

(4)	All restrictions associated with restricted stock grants would lapse upon a change of control.

(5)

The other named executive officers, in the event of a change-in-control, will generally be entitled to payment of their base salary and pro rata bonus through the date of termination, a severance payment of 150% of their base salary, annual bonus and annual equity awards and the continuation of certain benefits set forth in their change-in-control agreements.

TERMINATION

The following summarizes executive benefits and payments that would have been due the CEO upon termination of employment other than due to a change-in-control occurring on April 1, 2017. No other executive officer has an employment agreement with the Company providing for payments to them upon termination of employment other than due to a change-in-control.

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Benefits and Payments Upon Termination	Named Executive Officer
Michael J. Hartnett
Death or Disability/Without Cause (1)
Base salary	$968,776
Incentive bonus payments	1,453,164
Other payments	412,427
Stock options vested and value upon termination (2)	8,834,240
Restricted stock vested and value upon termination (3)	9,055,196
Total	$20,723,803

With Cause (4)
Base salary	$484,388
Other payments	206,214
Total	$690,602

Voluntary Termination (5)
Base salary	$484,388
Other payments	206,214
Stock options vested and value upon termination (2)	8,834,240
Restricted stock vested and value upon termination (3)	9,055,196
Total	$18,580,038

(1)	The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment due to his death or disability, or without cause, he will generally be entitled to payment of his base salary plus a pro rata portion of his annual bonus plus the continuation of certain benefits for the remainder of the period ending March 31, 2018.

(2)	All unvested stock options granted to Michael J. Hartnett would vest upon his death or disability.

(3)	All restrictions associated with restricted stock grants would lapse upon his death or disability.

(4)	The employment agreement with Michael J. Hartnett provides that in the event of his termination of employment with cause, he will generally be entitled to payment of his base salary in addition to being entitled to the continuation of certain benefits set forth in his employment agreement for six months following the date of his termination of employment.

(5)	The employment agreement with Michael J. Hartnett provides that in the event of voluntary termination, he will generally be entitled to payment of his base salary in addition to being entitled to the continuation of certain benefits set forth in his employment agreement for six months following the date of his termination of employment. In addition, all restricted stock and stock options would immediately fully vest.

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401(k) Plan

We maintain the Roller Bearing Company of America 401(k) Plan, or the 401(k) Plan, a plan established pursuant to Section 401(k) of the Code, for the benefit of our non-union employees. All non-union employees who have completed six months of service with us are entitled to participate. Subject to various limits, employees are entitled to defer up to 25% of their annual salary on a pre-tax basis and up to an additional 10% of their annual salary on an after-tax basis.

Effective April 4, 2010, the Company set matching contributions to our 401(k) Plan equal to 10% of the first 3.5% of eligible employee compensation.

We also maintain a 401(k) plan for non-exempt employees at some of our facilities. Subject to various limits, non-exempt employees are entitled to defer up to 25% of their annual salary on a pre-tax basis. We make employer contributions (matching and, in some cases, non-elective contributions) based on requirements in applicable collective bargaining agreements.

Equity Compensation Plan Information

The following table provides information about the Company’s common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of July 1, 2017, including the Company’s 1998 Stock Option Plan, 2001 Stock Option Plan, 2005 Long Term Incentive Plan and the 2013 Long Term Incentive Plan. The Company purchases shares on the open market for issuance under its various equity plans thus minimizing any dilutive effect of such plans.

	Equity Compensation Plan Information
	(A)		(B)	(C)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (A)
Equity compensation plans approved by stockholders	1,013,050	(1)	$70.84	209,750	(2)

(1)	The Company does not have equity compensation plans which have not been approved by the Company’s stockholders.

(2)	Applies to the 2013 Long Term Incentive Plan only as no further equity grants may be made under the 1998 Stock Option Plan, 2001 Stock Option Plan and 2005 Long Term Incentive Plan.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal 2016 and fiscal 2017.

	Fiscal Year
Fee Category	April 2, 2016	April 1, 2017
Audit Fees	$1,177,000	$1,119,000
Audit-Related Fees	-	-
Tax Fees	-	-
Total Fees	$1,177,000	$1,119,000

 Audit Fees:   Consists of fees billed for professional services rendered for the audit of our consolidated financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees:   Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Tax Fees:   Consists principally of fees for services provided in connection with worldwide tax planning and compliance services, expatriate tax services and assistance with tax audits and appeals.

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All audit, audit-related and tax services performed by Ernst & Young LLP in fiscal 2016 and fiscal 2017 were pre-approved by the Audit Committee, which concluded that the provision of such services by Ernst & Young LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Pursuant to the Audit Committee charter, the Audit Committee must approve all audit engagement fees and other significant compensation to be paid to the independent registered public accounting firm and the terms of such engagement. The Audit Committee’s charter provides that individual engagements must be separately approved. Additionally, the Audit Committee must pre-approve any non-audit services to be provided to the Company by the independent registered public accounting firm. The Audit Committee policy also requires specific approval by the Audit Committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The Audit Committee charter authorizes the Audit Committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

MATTERS RELATING TO REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Report

The Audit Committee of the Board has reviewed and discussed the audited financial statements with management, which has represented that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee discussed with management the quality and acceptability of the accounting principles employed, including all critical accounting policies used in the preparation of the financial statements and related notes, the reasonableness of judgments made and the clarity of the disclosures included in the statements.

The Audit Committee also reviewed the consolidated financial statements of the Company for fiscal 2017 with Ernst & Young LLP, the Company’s independent registered public accounting firm for fiscal 2017, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee has discussed with Ernst & Young LLP, the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board (“PCAOB”) including matters related to the planning and results of audit of the Company’s consolidated financial statements.

 The Audit Committee also reviewed management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting and the independent registered public accounting firm’s report on management’s assessment of and the effectiveness of the Company’s internal control over financial reporting.

The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB relating to Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence and has considered whether the provision of non-audit services by Ernst & Young LLP to the Company is compatible with maintaining Ernst & Young LLP’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended April 1, 2017 for filing with the SEC.

The Audit Committee has selected Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2018.

Respectfully submitted,

The Audit Committee of the Board of RBC Bearings Incorporated

Dr. Thomas J. O’Brien

Mitchell I. Quain

Edward D. Stewart

Alan B. Levine (Chairman)

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2017 MEETING

Stockholder proposals intended for inclusion in the Company’s proxy statement relating to the next annual meeting in 2018 must be received by the Company no later than March 31, 2018. Any such proposal must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

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Under the Company’s by-laws, proposals of stockholders not intended for inclusion in the proxy statement, but intended to be raised at the Company’s regularly scheduled annual meeting of stockholders to be held in 2017, must be received by the Company not less than 60 days nor more than 90 days prior to the meeting; provided , however , that in the event that less than 70 days’ notice or prior public announcement of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the date on which such notice of the date of the annual meeting was mailed or such public announcement was made. Such proposals must also comply with the procedures outlined in the Company’s by-laws, a copy of which is available upon request from the Corporate Secretary, RBC Bearings Incorporated, One Tribology Center, Oxford, CT 06478.

DIRECTOR NOMINATIONS TO BE CONSIDERED BY THE BOARD

You may nominate director candidates for consideration by the Board’s Nominating and Corporate Governance Committee. Any such nomination should include the nominee’s name and qualifications for Board membership and should be directed to the Corporate Secretary at the address of our principal executive offices set forth above. In addition, our by-laws permit stockholders to nominate directors for election at an annual stockholder meeting. To nominate a director, a stockholder must deliver timely notice of such stockholder’s intent to make such nomination in writing to the Corporate Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 nor more than 90 days prior to the date of the first anniversary of the previous year’s annual meeting. In the event that the date of the annual meeting is changed by more than 30 days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the earlier of the day on which notice of the date of the meeting was mailed or public disclosure of the meeting was made. To be in proper form, a stockholder’s notice shall set forth (i) as to each person whom the stockholder proposes to nominate for election as a director at such meeting (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder, (B) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (C) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (D) a representation that the stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected. The Company evaluates director nominees recommended by stockholders in the same manner in which it evaluates other director nominees. The Company has established through its Nominating and Corporate Governance Committee selection criteria that identify desirable skills and experience for prospective Board members, including consideration of the potential candidate’s qualification as independent, as well as consideration of diversity, age, skills, expertise and experience in the context of the Board and other criteria determined by the Nominating and Corporate Governance Committee from time to time.

ADDITIONAL INFORMATION

The Company will bear the cost of the annual meeting and the cost of this proxy solicitation, including mailing costs. In addition to solicitation by mail, directors, officers, and regular employees of the Company may solicit proxies by telephone or otherwise, with no specific additional compensation to be paid for such services. The Company has not retained any third party to assist in this solicitation. The Company also will reimburse, upon request, all brokers and other persons holding shares of common stock for the benefit of others for their reasonable expenses in forwarding the Company’s proxy materials and any accompanying materials to the beneficial owners of the Company’s common stock and in obtaining authorization from beneficial owners to give proxies.

The Board knows of no matter to be brought before the annual meeting other than the matters identified in this proxy statement. If, however, any other matter properly comes before the annual meeting, the individuals named in the proxy solicited by the Board intend to vote on it on behalf of the stockholders they represent in the manner they consider appropriate.

By order of the Board of Directors,
s/ Thomas J. Williams /
Corporate Secretary

Dated: July 28, 2017

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Appendix A

Directions To:

RBC Bearings Incorporated

Building B, 102 Willenbrock Road

One Tribology Center

Oxford, CT 06478.

Connecticut I-84 East or West to exit 16.

Head south on CT-188 S/Strongtown Road toward CT-67 N/Seymour Road

Turn left onto CT-188 S/CT-67 S/Seymour Road

Continue to follow CT-67 S/Seymour Road

Take the 1st left onto Hawley Road

Take the 2nd right onto Willenbrock Road

Destination will be on the left

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Appendix B

RBC BEARINGS INCORPORATED EXECUTIVE OFFICER PERFORMANCE BASED COMPENSATION PLAN.

 1. Purpose. The purpose of the Executive Officer Performance Based Compensation Plan (the "Plan") is to attract and retain key executives for RBC Bearings Incorporated, a Delaware corporation (the "Company"), and its Subsidiaries and to provide such persons with incentives and rewards for superior performance. Incentive bonus payments and Stock Grants made under the Plan are intended to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, and Section 1.162-27 of the Regulations promulgated there under, and the Plan shall be construed consistently with such intention.

 2. Definitions. As used in this Plan,

"Board" means the Board of Directors of the Company.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Compensation Committee of the Board or any other committee appointed by the Board to administer the Plan; provided, however, that in any event the Committee shall be comprised of not less than two directors of the Company, each of whom shall qualify as an "outside director" for purposes of Section 162(m) of the Code and Section 1.162-27(e)(3) of the Regulations.

"Eligible Executive" means the Company's Chief Executive Officer and any other designated executive officer of the Company that in the Committee's judgment could, in the absence of the Plan, be paid compensation the deductibility of which, to the Company, could be limited by Section 162(m) of the Code.

"Incentive Bonus" shall mean, for each Eligible Executive, a bonus opportunity amount determined by the Committee pursuant to Section 5 below.

" Stock Grant" shall mean, for each Eligible Executive, a grant of stock options or restricted stock pursuant to the Company’s 2013 Long Term Incentive Plan or 2017 Long Term Incentive Plan determined by the Committee pursuant to Section 5 below.

"Management Objectives" means the achievement of a Performance Measure or Measures established pursuant to this Plan for Eligible Executives consistent with the principals approved by the Committee and described in the Company’s Annual Proxy to Stockholders under “Compensation Discussion and Analysis” .  Management Objectives may be described in terms of Company-wide objectives or objectives that are related to the performance of the individual Eligible Executive or of the Subsidiary, division, department or function within the Company or Subsidiary in which the Eligible Executive is employed. Performance Measures” shall mean for a fiscal year any one or combination of the following: “Cash Flow,” “Cumulative Earnings Per Share Growth,” “Customer Service Levels,” “Debt (Net Debt) to Capital,” Development of Human Resources,” “EBIT,” “EBIT Margins,” “EBITDA,” “EBITDA Margins,” “Earnings Per Employee,” “Earnings Per Share,” “Free or Excess Cash Flow,” “Free or Excess Cash Flow Per Share,” “Interest Coverage Ratio,” “Leverage Ratio,” “Net Income,” “Net Profit Margin,” “Operating Cash Flow,” “Operating Income,” “Operating Margins,” “Pre-Tax Profit,” “Pre-Tax Profit Margin,” “Profit Margin,” “Return on Capital,” “Return on Invested Capital, “Return on Net Assets,” “Return on Total Assets,” “Return on Equity,” “Sales,” “Sales Growth,” “Sales Per Employee,” “Total Return to Stockholders,” “U.S. Gross Domestic Product,”  “Working Capital,” and “Working Capital as a Percent of Net Sales” as the Committee defines them and determines from time to time with respect to such fiscal year; provided such determination would not subject any Incentive Award to Section 162(m). Performance Measures can also be used on a continuing operations basis instead of a total Company basis as determined by the Committee.

"Regulations" mean the Treasury Regulations promulgated under the Code, as amended from time to time.

“Section 162(m)” shall mean Section 162(m) of the Code, and the Regulations, all as amended from time to time.

"Subsidiary" means a corporation, partnership, joint venture, unincorporated association or other entity in which the Company has a direct or indirect ownership or other equity interest.

3. Administration of the Plan. The Plan shall be administered by the Committee, which shall have full power and authority to construe, interpret and administer the Plan and shall have the exclusive right to establish Management Objectives and the amount of Incentive Bonus payable and Stock Grants to each Eligible Executive upon the achievement of the specified Management Objectives.

4. Eligibility. Eligibility under this Plan is limited to Eligible Executives designated by the Committee in its sole and absolute discretion. Participation in this Plan does not exclude Participants from participation in any other benefit or compensation plans or arrangements of the Company, including other bonus or incentive plans.

5. Awards.

(a) Not later than the 90th day of each fiscal year of the Company, the Committee shall establish the Management Objectives for each Eligible Executive and the amount of Incentive Bonus payable (or formula for determining such amount) and Stock Grants upon full achievement of the specified Management Objectives. The Committee may further specify in respect of the specified Management Objectives a minimum acceptable level of achievement below which no Incentive Bonus payment or Stock Grant will be made and shall set forth a formula for determining the amount of any payment to be made if performance is at or above the minimum acceptable level but falls short of full achievement of the specified Management Objectives. The Committee may not modify any terms of awards established pursuant to this section, except to the extent that after such modification the Incentive Bonus or Stock Grant would continue to constitute qualified "performance-based compensation" for purposes of Section 162(m) of the Code.

(b) Notwithstanding any other provision of the Plan to the contrary, in no event shall the Incentive Bonus paid to an Eligible Executive under the Plan for a year exceed $3,000,000.

(c) Notwithstanding any other provision of the Plan to the contrary, in no event shall a restricted stock grant to an Eligible Executive under the Plan for a year exceed 100,000 shares.

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(d) Notwithstanding any other provision of the Plan to the contrary, in no event shall a Stock Option Grant to an Eligible Executive under the Plan for a year exceed 100,000 shares.

6. Committee Certification. As soon as reasonably practicable after the end of each fiscal year of the Company, the Committee shall determine whether the Management Objective has been achieved and the amount of the Incentive Bonus to be paid and Stock Grants to each Eligible Executive for such fiscal year and shall certify such determinations in writing.

 7. Payment of Incentive Bonuses, Timing of Stock Grants. Subject to a valid election made by an Eligible Executive with respect to the deferral of all or a portion of his or her Incentive Bonus, Incentive Bonuses shall be paid and Stock Grants made as determined by the Committee.

 8. No Right to Bonus or Stock Grants for Continued Employment. Except as separately stated pursuant to a written agreement, neither the establishment of the Plan, the provision for or payment of any amounts hereunder nor any action of the Company, the Board or the Committee with respect to the Plan shall be held or construed to confer upon any person (a) any legal right to receive, or any interest in, an Incentive Bonus or Stock Grant or any other benefit under the Plan or (b) any legal right to continue to serve as an officer or employee of the Company or any Subsidiary of the Company.

 9. Withholding. The Company shall have the right to withhold, or require an Eligible Executive to remit to the Company, an amount sufficient to satisfy any applicable federal, state, local or foreign withholding tax requirements imposed with respect to the payment of any Incentive Bonus or Stock Grant.

10. Non-transferability. Except as expressly provided by the Committee, the rights and benefits under the Plan shall not be transferable or assignable other than by will or the laws of descent and distribution.

11. Effective Date. Subject to its approval by the stockholders, this Plan shall be effective April 2, 2017 remain effective until the first stockholders' meeting in 2022, subject to any further stockholder approvals (or re-approvals) mandated for performance-based compensation under Section 162(m) of the Code, and subject to the right of the Board to terminate the Plan, on a prospective basis only, at any time.

12. Term. The Plan shall be effective as of April 2, 2017 (the “Effective Date”), and shall be applicable for fiscal year 2018 and all future fiscal years of the Company unless amended or terminated by the Company pursuant to Section 15.

13. Administration and Interpretation. The Plan shall be administered by the Committee, which shall have the sole authority to make rules and regulations for the administration of the Plan. The interpretations and decisions of the Committee with regard to the Plan shall be final and conclusive. The Committee may request advice or assistance or employ such persons (including, without limitation, legal counsel and accountants) as it deems necessary for the proper administration of the Plan.

14. Administrative Expenses. Any expense incurred in the administration of the Plan shall be borne by the Company out of its general funds.

 15. Amendment or Termination. The Committee may from time to time amend the Plan in any respect or terminate the Plan in whole or in part, provided that no such action shall increase the amount of any Incentive Award or Stock Grant for which performance goals have been established but which has not yet been earned or paid.

16. No Assignment. The rights hereunder, including without limitation rights to receive an Incentive Award or Stock Grant, shall not be pledged, assigned, transferred, encumbered or hypothecated by an employee of the Company.

17. The Company. For purposes of this Plan, the “Company” shall include the successors and assigns of the Company, and this Plan shall be binding on any corporation or other person with which the Company is merged or consolidated.

18. No Right to Employment. The designation of an employee as a Participant or grant of an Incentive Award or Stock Grant shall not be construed as giving a Participant the right to be retained in the employ of the Company or any affiliate or subsidiary.

19. Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Connecticut and applicable federal law.

20. No Trust. Neither the Plan nor any Incentive Award or Stock Grant shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Participant. To the extent any Participant acquires a right to receive payments from the Company in respect to any Incentive Award or Stock Grant, such right shall be no greater than the right of any unsecured general creditor or stockholder of the Company as the case may be.

21. Section 162(m). It is the intention of the Company that all payments made under the Plan be excluded from the deduction limitations contained in Section 162(m). Therefore, if any Plan provision is found not to be in compliance with the “performance-based” compensation exception contained in Section 162(m), that provision shall be deemed amended so that the Plan does so comply to the extent permitted by law and deemed advisable by the Committee, and in all events the Plan shall be construed in favor of its meeting the “performance-based” compensation exception contained in Section 162(m).

22. Stockholder Approval. To the extent required by Section 162(m), this Plan shall be submitted for approval to the stockholders of the Company at the Company’s 2017 Annual Meeting of Stockholders and shall be resubmitted to such stockholders periodically as required by Section 162(m).

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Exhibit C

RBC 2017 LONG-TERM EQUITY INCENTIVE PLAN

As of September 13, 2017 (“Effective Date”)

1    Purpose.

This plan shall be known as the RBC 2017 Long-Term Equity Incentive Plan (the “Plan”). The purpose of the Plan shall be to promote the long-term growth and profitability of RBC Bearings Incorporated (the “ Company ”) and its Subsidiaries by (i) providing certain directors, officers and employees of, and certain other individuals who perform services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries with incentives to maximize stockholder value and otherwise contribute to the success of the Company and (ii) enabling the Company to attract, retain and reward the best available persons for positions of responsibility. Grants (“ Grants ”) of incentive or non-qualified stock options, stock appreciation rights (“ SAR s”), either alone or in tandem with options, restricted stock, performance awards or any combination of the foregoing may be made under the Plan. This Plan supercedes any prior plans, and any Grant hereunder supercedes any prior written agreement pursuant to which such Grant is made.

2    Definitions.

2.1             “Award Agreement” means any written agreement between the Company and any person pursuant to which the Company makes any Grant under the Plan.

2.2            “Board of Directors” and “Board” mean the board of directors of the Company.

2.3            “Cause” means, unless otherwise defined in any Award Agreement, the occurrence of one or more of the following events:

2.3.1     conviction of a felony or any crime or offense lesser than a felony involving the property of the Company or a Subsidiary or commission of an act involving fraud or dishonesty; or, in the case of any of the foregoing, a plea of nolo contendere with respect thereto;

2.3.2     conduct that has caused demonstrable and serious injury to the Company or a Subsidiary, reputational, monetary or otherwise;

2.3.3     willful refusal to perform or substantial disregard of duties properly assigned, as determined by the Company;

2.3.4     willful misrepresentation or material non-disclosure to the Board;

2.3.5     engaging willfully in misconduct in connection with the performance of any of one’s duties, including, without limitation, the misappropriation of funds or securing or attempting to secure personally any profit in connection with any transaction entered into on behalf of the Company or its Subsidiaries or affiliates;

2.3.6     willful breach of duty of loyalty to the Company or, if applicable, a Subsidiary or any other active disloyalty to the Company or, if applicable, any Subsidiary, including, without limitation, willfully aiding a competitor or, without duplication of clause (vii), improperly disclosing confidential information;

2.3.7     willful breach of any confidentiality or non-disclosure agreement with the Company or any Subsidiary; or

2.3.8     material violation of any code or standard of behavior generally applicable to employees (or executive employees, in the case of an executive of the Company or any Subsidiary) of the Company or any Subsidiary.

2.4           “Change in Control” means, unless otherwise defined in any Award Agreement,

2.4.1     if any "person" or "group" as those terms are used in Sections 13(d) and 14(d) of the Exchange Act or any successors thereto, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act or any successor thereto), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities, provided , that the acquisition of additional securities by any person or group that owns 50% or more of the voting power prior to such acquisition of additional securities shall not be a Change in Control; or

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2.4.2     during any twelve-month period, individuals who at the beginning of such period constitute the Board and any new directors whose election by the Board or nomination for election by the Company's stockholders was approved by at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election was previously so approved, cease for any reason to constitute a majority thereof; or

2.4.3     the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation (A) which would result in all or a portion of the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) by which the corporate existence of the Company is not affected and following which the Company's chief executive officer and directors retain their positions with the Company (and constitute at least a majority of the Board) and such merger or consolidation is consummated; or

2.4.4     the stockholders of the Company approve an agreement for the sale or disposition by the Company of all or substantially all the Company's assets and such sale or disposition is consummated.

2.5            “Code” means the Internal Revenue Code of 1986, as amended.

2.6            “Committee” means the Compensation Committee of the Board, which shall consist solely of two or more outside directors.

2.7            “Common Stock” means the common stock, par value $0.01 per share, of the Company, and any other shares into which such stock may be changed by reason of a recapitalization, reorganization, merger, consolidation or any other change in the corporate structure or capital stock of the Company.

2.8            “Disability” means a disability that would entitle an eligible participant to payment of monthly disability payments under any Company disability plan or as otherwise determined by the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Disability” shall be interpreted consistently with the meaning of Section 409A of the Code and guidance issued thereunder.

2.9            “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10          “Fair Market Value” of a share of Common Stock of the Company means, as of the date in question, the officially-quoted closing selling price of the stock (or if no selling price is quoted, the bid price) on the principal securities exchange or market on which the Common Stock is then listed for trading (including, for this purpose, the New York Stock Exchange or the Nasdaq National Market) (the “ Market ”) for the applicable trading day or, if the Common Stock is not then listed or quoted in the Market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board using any reasonable method; provided, however, that when shares received upon exercise of an option are immediately sold in the open market, the net sale price received may be used to determine the Fair Market Value of any shares used to pay the exercise price or applicable withholding taxes and to compute the withholding taxes.

2.11          “Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and/or any successor thereto.

2.12          “Initial Public Offering” means an underwritten initial public offering and sale of any shares of Common Stock pursuant to an effective registration statement under the Securities Act.

2.13          “Non-Employee Director” has the meaning given to such term in Rule 16b-3 under the Exchange Act and/or any successor thereto.

2.14          “Non-qualified Stock Option” means any stock option other than an Incentive Stock Option.

2.15          “Other Securities” mean securities of the Company other than Common Stock, which may include, without limitation, debentures, unbundled stock units or components thereof, preferred stock, warrants and securities convertible into or exchangeable for Common Stock or other property.

2.16          “Retirement” means retirement as defined under any Company pension plan or retirement program or termination of one’s employment on retirement with the approval of the Committee; provided that in any instance where a grant to a participant is treated as “deferred compensation” within the meaning of Section 409A of the Code, “Retirement” shall be interpreted consistently with the meaning of Section 409A(a)(2)(A)(i) of the Code and guidance issued thereunder.

2.17          “Subsidiary” means a corporation or other entity of which outstanding shares or ownership interests representing 50% or more of the combined voting power of such corporation or other entity entitled to elect the management thereof, or such lesser percentage as may be approved by the Committee, are owned directly or indirectly by the Company.

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3    Administration.

The Plan shall be administered by the Committee; provided that the Board may, in its discretion, at any time and from time to time, resolve to administer the Plan, in which case the term “Committee” shall be deemed to mean the Board for all purposes herein. Subject to the provisions of the Plan, the Committee shall be authorized to (i) select persons to participate in the Plan, (ii) determine the form and substance of Grants made under the Plan to each participant, and the conditions and restrictions, if any, subject to which such Grants will be made, (iii) certify that the conditions and restrictions applicable to any Grant have been met, (iv) modify the terms of Grants made under the Plan in accordance with the provisions of Sections 16 and 17 hereof, (v) interpret the Plan and Grants made thereunder, (vi) make any adjustments necessary or desirable in connection with Grants made under the Plan to eligible participants located outside the United States and (vii) adopt, amend, or rescind such rules and regulations, and make such other determinations, for carrying out the Plan as it may deem appropriate. Decisions of the Committee on all matters relating to the Plan shall be in the Committee’s sole discretion and shall be conclusive and binding on all parties. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with applicable federal and state laws and rules and regulations promulgated pursuant thereto. No member of the Committee and no officer of the Company shall be liable for any action taken or omitted to be taken by such member, by any other member of the Committee or by any officer of the Company in connection with the performance of duties under the Plan, except for such person’s own willful misconduct or as expressly provided by statute.

The expenses of the Plan shall be borne by the Company. The Company shall not be required to establish any special or separate fund or make any other segregation of assets to assume the obligations pursuant to any Grant made under the Plan, and rights to any payment in connection with such Grants shall be no greater than the rights of the Company’s general creditors.

4    Shares Available for the Plan.

Subject to adjustments as provided in Section 15, an aggregate of  1,500,000 shares of Common Stock, which represents the number of shares equal to approximately 6.6% of the number of shares of Common Stock outstanding as of the Effective Date (the " Shares "), may be issued pursuant to the Plan. Such Shares may be in whole or in part authorized and unissued or held by the Company as treasury shares. Notwithstanding anything contained in this Plan to the contrary, if any Grant under the Plan expires or terminates unexercised, becomes unexercisable or is forfeited as to any Shares, or is tendered or withheld as to any Shares in payment of the exercise price of the Grant or taxes payable with respect to the Grant or the vesting or exercise thereof, then such unpurchased, forfeited, tendered or withheld Shares may not thereafter be available for further Grants under the Plan. The number of shares that may be used for restricted stock or restricted unit grants under the Plan may not exceed fifty percent (50%) of the total authorized number of Shares pursuant to the Plan. A restricted stock and stock option grant to an eligible individual under the Plan for a year cannot exceed 100,000 shares.

Without limiting the generality of the foregoing provisions of this Section 4 or the generality of the provisions of Sections 3, 6 or 17 or any other section of this Plan, the Committee may, at any time or from time to time, and on such terms and conditions (that are consistent with and not in contravention of the other provisions of this Plan) as the Committee may, in its sole discretion, determine, enter into agreements (or take other actions with respect to the Grants) for new Grants containing terms (including exercise prices) more (or less) favorable than the outstanding Grants.

5    Participation.

Participation in the Plan shall be limited to those directors (including Non-Employee Directors), officers (including non-employee officers) and employees of, and other individuals performing services for, or to whom an offer of employment has been extended by, the Company and its Subsidiaries selected by the Committee (including participants located outside the United States). Nothing in the Plan or in any Grant thereunder shall confer any right on a participant to continue in the employ as a director or officer of, or in any other capacity or in the performance of services for, the Company or shall interfere in any way with the right of the Company to terminate the employment or performance of services or to reduce the compensation or responsibilities of a participant at any time. By accepting any Grant under the Plan, each participant and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board or the Committee.

Incentive Stock Options or Non-qualified Stock Options, SARs alone or in tandem with options, restricted stock awards, performance awards or any combination thereof may be granted to such persons and for such number of Shares as the Committee shall determine (such individuals to whom Grants are made being sometimes herein called “optionees” or “grantees,” as the case may be). Determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated. A Grant of any type made hereunder in any one year to an eligible participant shall neither guarantee nor preclude a further Grant of that or any other type to such participant in that year or subsequent years.

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6     Incentive and Non-qualified Options and SARs.

The Committee may from time to time grant to eligible participants Incentive Stock Options, Non-qualified Stock Options, or any combination thereof; provided that the Committee may grant Incentive Stock Options only to eligible employees of the Company or its subsidiaries (as defined for this purpose in Section 424(f) of the Code or any successor thereto). In any one calendar year, the Committee shall not grant to any one participant options or SARs to purchase or receive the economic equivalent of a number of shares of Common Stock in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4; provided , however, that the Committee shall be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under the plan at any time. The options granted shall take such form as the Committee shall determine, subject to the following terms and conditions.

It is the Company’s intent that Non-qualified Stock Options granted under the Plan not be classified as Incentive Stock Options, that Incentive Stock Options be consistent with and contain or be deemed to contain all provisions required under Section 422 of the Code or any successor thereto, that neither any Non-qualified Stock Option nor any Incentive Stock Option be treated as a payment of deferred compensation for the purposes of Section 409A of the Code and any successor thereto, and that any ambiguities in construction be interpreted in order to effectuate such intent. If an Incentive Stock Option granted under the Plan does not qualify as such for any reason, then to the extent of such non-qualification, the stock option represented thereby shall be regarded as a Non-qualified Stock Option duly granted under the Plan, provided that such stock option otherwise meets the Plan’s requirements for Non-qualified Stock Options.

6.1           Price. The price per Share deliverable upon the exercise of each option (“exercise price”) shall not be less than 100% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, and in the case of the Grant of any Incentive Stock Option to an employee who, at the time of the Grant, owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the exercise price may not be less than 110% of the Fair Market Value of a share of Common Stock as of the date of Grant of the option, in each case unless otherwise permitted by Section 422 of the Code or any successor thereto.

6.2            Payment. Options may be exercised, in whole or in part, upon payment of the exercise price of the Shares to be acquired. Unless otherwise determined by the Committee, payment shall be made (i) in cash (including check, bank draft, money order or wire transfer of immediately available funds), (ii) by delivery of outstanding shares of Common Stock with a Fair Market Value on the date of exercise equal to the aggregate exercise price payable with respect to the options' exercise, (iii) by simultaneous sale through a broker reasonably acceptable to the Committee of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, (iv) by authorizing the Company to withhold from issuance a number of Shares issuable upon exercise of the options which, when multiplied by the Fair Market Value of a share of Common Stock on the date of exercise, is equal to the aggregate exercise price payable with respect to the options so exercised or (v) by any combination of the foregoing.

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (ii) above, (A) only a whole number of share(s) of Common Stock (and not fractional shares of Common Stock) may be tendered in payment, (B) such grantee must present evidence acceptable to the Company that he or she has owned any such shares of Common Stock tendered in payment of the exercise price (and that such tendered shares of Common Stock have not been subject to any substantial risk of forfeiture) for at least six months prior to the date of exercise, and (C) Common Stock must be delivered to the Company. Delivery for this purpose may, at the election of the grantee, be made either by (A) physical delivery of the certificate(s) for all such shares of Common Stock tendered in payment of the price, accompanied by duly executed instruments of transfer in a form acceptable to the Company, or (B) direction to the grantee’s broker to transfer, by book entry, of such shares of Common Stock from a brokerage account of the grantee to a brokerage account specified by the Company. When payment of the exercise price is made by delivery of Common Stock, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the shares of Common Stock tendered in payment (plus any applicable taxes) shall be paid in cash. No grantee may tender shares of Common Stock having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes).

In the event a grantee elects to pay the exercise price payable with respect to an option pursuant to clause (iv) above, only a whole number of Shares (and not fractional Shares) may be withheld in payment. When payment of the exercise price is made by withholding of Shares, the difference, if any, between the aggregate exercise price payable with respect to the option being exercised and the Fair Market Value of the Shares withheld in payment (plus any applicable taxes) shall be paid in cash. No grantee may authorize the withholding of Shares having a Fair Market Value exceeding the aggregate exercise price payable with respect to the option being exercised (plus any applicable taxes). Any withheld Shares shall no longer be issuable under such option.

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6.3             Terms of Options; Vesting. The term during which each option may be exercised shall be determined by the Committee, but if required by the Code and except as otherwise provided herein, no option shall be exercisable in whole or in part more than seven years from the date it is granted, and no Incentive Stock Option granted to an employee who at the time of the Grant owns more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries shall be exercisable more than five years from the date it is granted. All rights to purchase Shares pursuant to an option shall, unless sooner terminated, expire at the date designated by the Committee. The Committee shall determine the date on which each option shall become exercisable and may provide that an option shall become exercisable in installments. The Shares constituting each installment may be purchased in whole or in part at any time after such installment becomes exercisable, subject to such minimum exercise requirements as may be designated by the Committee. Prior to the exercise of an option and delivery of the Shares represented thereby, the optionee shall have no rights as a stockholder with respect to any Shares covered by such outstanding option (including any dividend or voting rights).

6.4            Limitations on Grants. If required by the Code, the aggregate Fair Market Value (determined as of the Grant date) of Shares for which an Incentive Stock Option is exercisable for the first time during any calendar year under all equity incentive plans of the Company and its Subsidiaries (as defined in Section 422 of the Code or any successor thereto) may not exceed $100,000.

6.5            Termination; Forfeiture.

6.5.1     Death or Disability. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary due to death or Disability, (A) all of the participant’s options and SARs that were exercisable on the date of death or Disability shall remain exercisable for, and shall otherwise terminate at the end of, a period of one year after the date of death or Disability, but in no event after the expiration date of the options and SARs and (B) all of the participant’s options and SARs that were not exercisable on the date of death or Disability shall be forfeited immediately upon such death or Disability; provided, however, that the Committee may determine to additionally vest such options and SARs, in whole or in part, in its discretion. Notwithstanding the foregoing, if the Disability giving rise to the termination of employment is not within the meaning of Section 22(e)(3) of the Code or any successor thereto, Incentive Stock Options not exercised by such participant within one year after the date of termination of employment will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

6.5.2     Retirement. Unless otherwise provided in any Award Agreement, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company and any Subsidiary upon the occurrence of his or her Retirement, (A) all of the participant’s options and SARs that were exercisable on the date of Retirement shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of Retirement, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of Retirement shall be forfeited immediately upon such Retirement; provided, however, that such options and SARs, may become fully vested and exercisable in the discretion of the Committee. Notwithstanding the foregoing, Incentive Stock Options not exercised by such participant within 90 days after Retirement will cease to qualify as Incentive Stock Options and will be treated as Non-qualified Stock Options under the Plan if required to be so treated under the Code.

6.5.3     Discharge for Cause. Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to perform other services for, the Company or a Subsidiary due to Cause, or if a participant does not become a director, officer or employee of, or does not begin performing other services for, the Company or a Subsidiary for any reason, all of the participant’s options and SARs shall expire and be forfeited immediately upon such cessation or non-commencement, whether or not then exercisable.

6.5.4     Other Termination. Unless determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company or a Subsidiary for any reason other than death, Disability, Retirement or Cause, (A) all of the participant’s options and SARs that were exercisable on the date of such cessation shall remain exercisable for, and shall otherwise terminate at the end of, a period of 90 days after the date of such cessation, but in no event after the expiration date of the options or SARs; provided that the participant does not engage in Competition during such 90-day period unless he or she receives written consent to do so from the Board or the Committee, and (B) all of the participant’s options and SARs that were not exercisable on the date of such cessation shall be forfeited immediately upon such cessation.

7    Stock Appreciation Rights.

Provided that the Company’s stock is traded on an established securities market, the Committee shall have the authority to grant SARs under this Plan, subject to such terms and conditions specified in this paragraph 7 and any additional terms and conditions as the Committee may specify.

No SAR may be issued unless (a) the exercise price of the SAR may never be less than the Fair Market Value of the underlying Shares on the date of grant and (b) the SAR does not include any feature for the deferral of compensation income other than the deferral of recognition of income until the exercise of the SAR.

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No SAR may be exercised unless the Fair Market Value of a share of Common Stock of the Company on the date of exercise exceeds the exercise price of the SAR. Prior to the exercise of the SAR and delivery of the Shares represented thereby, the participant shall have no rights as a stockholder with respect to Shares covered by such outstanding SAR (including any dividend or voting rights).

Upon the exercise of an SAR, the participant shall be entitled to a distribution in an amount equal to the difference between the Fair Market Value of a share of Common Stock on the date of exercise and the exercise price of the SAR, multiplied by the number of Shares as to which the SAR is exercised. Such distribution shall be made in Shares having a Fair Market Value equal to such amount.

All SARs will be exercised automatically on the last day prior to the expiration date of the SAR so long as the Fair Market Value of a share of Common Stock on that date exceeds the exercise price of the SAR or any related option, as applicable.

The provisions of Subsections 6(c) shall apply to all SARs except to the extent that the Award Agreement pursuant to which such Grant is made expressly provides otherwise.

It is the Company’s intent that no SAR shall be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

8    Restricted Stock.

The Committee may at any time and from time to time grant Shares of restricted stock under the Plan to such participants and in such amounts as it determines. Each Grant of restricted stock shall specify the applicable restrictions on such Shares, the duration of such restrictions, and the time or times at which such restrictions shall lapse with respect to all or a specified number of Shares that are part of the Grant.

The participant will be required to pay the Company the aggregate par value of any Shares of restricted stock (or such larger amount as the Board may determine to constitute capital under Section 154 of the Delaware General Corporation Law, as amended, or any successor thereto) within 15 days of the date of Grant, unless such Shares of restricted stock are treasury shares. Unless otherwise determined by the Committee, certificates representing Shares of restricted stock granted under the Plan will be held in escrow by the Company on the participant’s behalf during any period of restriction thereon and will bear an appropriate legend specifying the applicable restrictions thereon, and the participant will be required to execute a blank stock power therefor. Except as otherwise provided by the Committee, during such period of restriction the participant shall have all of the rights of a holder of Common Stock, including but not limited to the rights to receive dividends and to vote, and any stock or other securities received as a distribution with respect to such participant’s restricted stock shall be subject to the same restrictions as then in effect for the restricted stock.

Unless otherwise provided in any Award Agreement, at such time as a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries due to death, Disability or Retirement during any period of restriction, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. At such time as a participant ceases to be, or in the event a participant does not become, a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries for any other reason, all Shares of restricted stock granted to such participant on which the restrictions have not lapsed shall be immediately forfeited to the Company. The provisions of Subsections 6(c) and (e) shall apply to Restricted Stock except to the extent that the Award Agreement in relation thereto expressly provides otherwise.

It is the Company’s intent that Restricted Stock shall not be treated as a payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

9    Performance Awards.

Performance awards may be granted to participants at any time and from time to time as determined by the Committee. The Committee shall have complete discretion in determining the size and composition of performance awards granted to a participant. The period over which performance is to be measured (a “performance cycle”) shall commence on the date specified by the Committee and shall end on the last day of a fiscal year specified by the Committee. A performance award shall be paid no later than the fifteenth day of the third month following the completion of a performance cycle (or following the elapsed portion of the performance cycle, in the circumstances described in the last paragraph of this Section 9). Performance awards may include (i) specific dollar-value target awards (ii) performance units, the value of each such unit being determined by the Committee at the time of issuance, and/or (iii) performance Shares, the value of each such Share being equal to the Fair Market Value of a share of Common Stock. In any one calendar year, the Committee shall not grant to any one participant performance awards in excess of 10% of the total number of Shares authorized under the Plan pursuant to Section 4; provided , however, that the Committee shall be permitted to grant to Dr. Michael J. Hartnett up to 60% of the total number of Shares authorized under the plan at any time.

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The value of each performance award may be fixed or it may be permitted to fluctuate based on a performance factor (e.g., return on equity) selected by the Committee. It is the Company’s intent that no performance award be treated as the payment of deferred compensation for purposes of Section 409A of the Code and that any ambiguities in construction be interpreted in order to effectuate such intent.

The Committee shall establish performance goals and objectives for each performance cycle on the basis of such criteria and objectives as the Committee may select from time to time, including, without limitation, the performance of the participant, the Company, one or more of its Subsidiaries or divisions or any combination of the foregoing. During any performance cycle, the Committee shall have the authority to adjust the performance goals and objectives for such cycle for such reasons as it deems equitable.

The Committee shall determine the portion of each performance award that is earned by a participant on the basis of the Company’s performance over the performance cycle in relation to the performance goals for such cycle. The earned portion of a performance award may be paid out in Shares, cash, Other Securities, or any combination thereof, as the Committee may determine.

A participant must be a director, officer or employee of, or otherwise perform services for, the Company or its Subsidiaries at the end of the performance cycle in order to be entitled to payment of a performance award issued in respect of such cycle; provided, however, that except as otherwise determined by the Committee, if a participant ceases to be a director, officer or employee of, or to otherwise perform services for, the Company and its Subsidiaries upon his or her death, Retirement, or Disability prior to the end of the performance cycle, the Committee may provide in a Grant that the participant may earn a proportionate portion of the performance award based upon the elapsed portion of the performance cycle and the Company’s performance over that portion of such cycle.

10    Withholding Taxes.

10.1          Participant Election. Unless otherwise determined by the Committee, a participant may elect to deliver shares of Common Stock (or have the Company withhold shares acquired upon exercise of an option or SAR or deliverable upon grant or vesting of restricted stock, as the case may be) to satisfy, in whole or in part, the amount the Company is required to withhold for taxes in connection with the exercise of an option or SAR or the delivery of restricted stock upon grant or vesting, as the case may be. Such election must be made on or before the date the amount of tax to be withheld is determined. Once made, the election shall be irrevocable. The fair market value of the shares to be withheld or delivered will be the Fair Market Value as of the date the amount of tax to be withheld is determined. In the event a participant elects to deliver or have the Company withhold shares of Common Stock pursuant to this Section 10(a), such delivery or withholding must be made subject to the conditions and pursuant to the procedures set forth in Section 6(b) with respect to the delivery or withholding of Common Stock in payment of the exercise price of options.

10.2          Company Requirement. The Company may require, as a condition to any Grant or exercise under the Plan or to the delivery of certificates for Shares issued hereunder, that the grantee make provision for the payment to the Company, either pursuant to Section 10(a) or this Section 10(b), of federal, state or local taxes of any kind required by law to be withheld with respect to any Grant or delivery of Shares. The Company, to the extent permitted or required by law, shall have the right to deduct from any payment of any kind (including salary or bonus) otherwise due to a grantee, an amount equal to any federal, state or local taxes of any kind required by law to be withheld with respect to any grant or delivery of Shares under the Plan.

11  Written Agreement.

Each employee to whom a Grant is made under the Plan shall enter into an Award Agreement with the Company that shall contain such provisions consistent with the provisions of the Plan, as may be approved by the Committee. If there is a Change in Control of the Company the Committee may, in its discretion, provide a provision in participant’s Award Agreement for the vesting of a participant’s Grant under the Plan if the participant ceases to be a director, officer employee or individual performing services for the Company because his or her relationship with the Company is terminated without Cause following a Change in Control, with such vesting to occur on the date of termination.

12  Transferability.

Unless the Committee determines otherwise, no option, SAR, performance award or restricted stock granted under the Plan shall be transferable by a participant other than by will or the laws of descent and distribution; provided that, in the case of Shares of restricted stock granted under the Plan, such Shares of restricted stock shall be freely transferable following the time at which such restrictions shall have lapsed with respect to such Shares. Unless the Committee determines otherwise, an option, SAR or performance award may be exercised only by the optionee or grantee thereof; by his or her executor or administrator, the executor or administrator of the estate of any of the foregoing, or any person to whom the option, SAR or performance award is transferred by will or the laws of descent and distribution; or by his or her guardian or legal representative; or the guardian or legal representative of any of the foregoing; provided that Incentive Stock Options may be exercised by any guardian or legal representative only if permitted by the Code and any regulations thereunder. All provisions of this Plan and any Award Agreement referred to in Section 11 shall in any event continue to apply to any option, SAR, performance award or restricted stock granted under the Plan and transferred as permitted by this Section 12, and any transferee of any such option, SAR, performance award or restricted stock shall be bound by all provisions of this Plan and any agreement referred to in Section 11 as and to the same extent as the applicable original grantee.

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13  Listing, Registration and Qualification.

If the Committee determines that the listing, registration or qualification upon any securities exchange or under any law of Shares subject to any option, SAR, performance award or restricted stock Grant is necessary or desirable as a condition of, or in connection with, the granting of same or the issue or purchase of Shares thereunder, no such option or SAR may be exercised in whole or in part, no such performance award may be paid out, and no Shares may be issued, unless such listing, registration or qualification is effected free of any conditions not acceptable to the Committee.

14  Transfer of Employee.

The transfer of an employee from the Company to a Subsidiary, from a Subsidiary to the Company, or from one Subsidiary to another shall not be considered a termination of employment; nor shall it be considered a termination of employment if an employee is placed on military or sick leave or such other leave of absence which is considered by the Committee as continuing intact the employment relationship.

15  Adjustments.

In the event of a reorganization, recapitalization, spin-off or other extraordinary distribution, stock split, stock dividend, combination of shares, merger, consolidation, distribution of assets, spin-off or other extraordinary distribution, or any other change in the corporate structure or shares of the Company, the Committee shall make such adjustment as it deems appropriate in the number and kind of Shares or other property available for issuance under the Plan (including, without limitation, the total number of Shares available for issuance under the Plan pursuant to Section 4), in the number and kind of options, SARs, Shares or other property covered by Grants previously made under the Plan, and in the exercise price of outstanding options and SARs. Any such adjustment shall be final, conclusive and binding for all purposes of the Plan. In the event of any merger, consolidation or other reorganization in which the Company is not the surviving or continuing corporation or in which a Change in Control is to occur, all of the Company’s obligations regarding options, SARs, performance awards, and restricted stock that were granted hereunder and that are outstanding on the date of such event shall, on such terms as may be approved by the Committee prior to such event, be (a) assumed by the surviving or continuing corporation; or (b) canceled in exchange for cash, securities of the acquiror or other property; provided that, in the case of clause (b), (i) such merger, consolidation, other reorganization or Change in Control constitutes a “change in ownership or control” of the Company or a “change in the ownership of a substantial portion” of the Company’s assets within the meaning of Section 409A(a)(2)(A)(v) of the Code and the guidance issued thereunder or (ii) the payment of cash, securities or other property is not treated as a payment of "deferred compensation" under Section 409A of the Code.

Without limitation of the foregoing, in connection with any transaction described in the last sentence of the preceding paragraph, the Committee may, in its discretion, (i) cancel any or all outstanding options under the Plan in consideration for payment to the holders thereof of an amount equal to the portion of the consideration that would have been payable to such holders pursuant to such transaction if their options had been fully exercised immediately prior to such transaction, less the aggregate exercise price that would have been payable therefor, or (ii) if the amount that would have been payable to the option holders pursuant to such transaction if their options had been fully exercised immediately prior thereto would be equal to or less than the aggregate exercise price that would have been payable therefor, cancel any or all such options for no consideration or payment of any kind. Payment of any amount payable pursuant to the preceding sentence may be made in cash or, in the event that the consideration to be received in such transaction includes securities or other property, in cash, securities of the acquiror or other property in the Committee’s discretion.

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16  Amendment and Termination of the Plan.

Except as otherwise provided in an Award Agreement, the Board of Directors, without approval of the stockholders, may amend or terminate the Plan, except that no amendment shall become effective without prior approval of the stockholders of the Company if stockholder approval would be required by applicable law or regulations, including if required for continued compliance with the performance-based compensation exception of Section 162(m) of the Code or any successor thereto, under the provisions of Section 409A of the Code or any successor thereto, under the provisions of Section 422 of the Code or any successor thereto, or by any listing requirement of the principal stock exchange on which the Common Stock is then listed.

17  Amendment or Substitution of Grants under the Plan.

The terms of any outstanding Grant under the Plan may be amended from time to time by the Committee in its discretion in any manner that it deems appropriate including, but not limited to, acceleration of the date of exercise of any Grant and/or payments thereunder or of the date of lapse of restrictions on Shares (but, in the case of a Grant that is or would be treated as “deferred compensation” for purposes of Section 409A of the Code, only to the extent permitted by guidance issued under Section 409A of the Code); provided that, except as otherwise provided in Section 16 or in an Award Agreement, no such amendment shall adversely affect in a material manner any right of a participant under the Grant without his or her written consent, and further provided that the Committee shall not reduce the exercise price of any options or SARs awarded under the Plan. The Committee may, in its discretion, permit holders of Grants under the Plan to surrender outstanding Grants in order to exercise or realize rights under other Grants, or in exchange for new Grants, or require holders of Grants to surrender outstanding Grants as a condition precedent to the receipt of new Grants under the Plan, but only if such surrender, exercise, realization, exchange or Grant (a) is not treated as a payment of, and does not cause a Grant to be treated as, deferred compensation for the purposes of Section 409A of the Code or (b) is permitted under guidance issued pursuant to Section 409A of the Code. Notwithstanding anything contained in this Section 17 to the contrary, no surrender, exercise, realization, exchange or Grant in substitution for, assumption of, or as an alternative to or replacement of, an existing Grant pursuant to this Section 17 shall be effected or implemented by the Company, including but not limited to a cash buy back of an out of the money stock option, in order to reduce or change the exercise price of any outstanding options or SARs awarded under the Plan or otherwise implement a re-pricing of any outstanding options or SARs awarded under the Plan including by means of buy back, cancellation and re-grant.

18  Commencement Date; Termination Date.

The date of commencement of the Plan shall be September 13, 2017, subject to approval by the shareholders of the Company.

Unless previously terminated upon the adoption of a resolution of the Board terminating the Plan, the Plan shall terminate at the close of business on September 13, 2027. Subject to the provisions of an Award Agreement, which may be more restrictive, no termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his or her written consent, under any Grant of options or other incentives theretofore granted under the Plan.

19  Severability.

Whenever possible, each provision of the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Plan.

20  Governing Law.

The Plan shall be governed by the corporate laws of the State of Delaware, without giving effect to any choice of law provisions that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.

21  Compliance Amendments.

Except as otherwise provided in an Award Agreement, notwithstanding any of the foregoing provisions of the Plan, and in addition to the powers of amendment set forth in Sections 16 and 17 hereof, the provisions hereof and the provisions of any award made hereunder may be amended unilaterally by the Company from time to time to the extent necessary (and only to the extent necessary) to prevent the implementation, application or existence (as the case may be) of any such provision from (i) requiring the inclusion of any compensation deferred pursuant to the provisions of the Plan (or an award thereunder) in a participant's gross income pursuant to Section 409A of the Code, and the regulations issued thereunder from time to time and/or (ii) inadvertently causing any award hereunder to be treated as providing for the deferral of compensation pursuant to such Code section and regulations.

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RBC BEARINGS INCORPORATED

 PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

The board of directors recommends you vote “FOR” proposal 1:

1. Election of Directors:

Nominees:

For All	Withhold All	For All Except
☐	☐	☐

01. Mitchell I. Quain 02. Dr. Michael J. Hartnett 03. Dr. Amir Faghri

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

NOTE: Nominee 01 for Election in Class III for a One-year Term Expiring at our 2018 Annual Meeting. Nominees 02 and 03 for Election in Class III for a Three-year Term Expiring at our 2020 Annual Meeting.

The board of directors recommends you vote “FOR” proposals 2, 3, 5, 6 and 7:

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2018.

For	Against	Abstain
☐	☐	☐

3. To approve the compensation of our named executive officers.

For	Against	Abstain
☐	☐	☐

4.  To consider an advisory resolution regarding the frequency of holding a stockholder advisory vote on the Company’s named executive officer compensation.

The Board of Directors recommends you vote 3 YEARS on the following proposal:

	1 year	2 years	3 years	Abstain

Advisory vote on the frequency of the advisory vote on executive compensation.	☐	☐	☐	☐

5. To approve the ratification of the amendment of the Company’s Bylaws to replace plurality voting with majority voting in uncontested director elections.

For	Against	Abstain
☐	☐	☐

6. To approve the Executive Officer Performance Based Compensation Plan.

For	Against	Abstain
☐	☐	☐

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7. To approve the 2017 Long Term Incentive Plan with the number of authorized shares to be issued under the 2017 Long Term Incentive Plan equal to 1,500,000.

For	Against	Abstain
☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

This Proxy will be voted in the manner directed herein by the undersigned.

For address change/comments, mark here.

(see reverse for instructions)

Please indicate if you plan to attend this meeting	Yes	No
	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date:
Signature (Joint Owners)	Date:

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RBC BEARINGS INCORPORATED

PROXY FOR 2017 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of RBC Bearings Incorporated, a Delaware corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Dr. Michael J. Hartnett, Daniel A. Bergeron and Thomas J. Williams, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2017 Annual Meeting of Stockholders of the Company to be held on September 13, 2017 at 9:00 a.m., local time, at Building B, 102 Willenbrock Road, One Tribology Center, Oxford, CT 06478. and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, “FOR” PROPOSAL 2 ,“FOR” PROPOSAL 3, “FOR” 3 YEARS UNDER PROPOSAL 4, “FOR” PROPOSAL 5 ,“FOR” PROPOSAL 6 AND “FOR” PROPOSAL 7 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

ADDRESS CHANGE / COMMENTS/:

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

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